As filed with the Securities and Exchange Commission on April 6, 2017
1933 Act Registration No. 333-203099
1940 Act Registration No. 811-08559
CIK No. 0001051629

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 5
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 132
Lincoln Life & Annuity Flexible Premium Variable Life Account M
(Exact Name of Registrant)
Lincoln AssetEdge® VUL 2015
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
(Exact Name of Depositor)
100 Madison Street, Suite 1860
Syracuse, NY 13202
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (315) 428-8400
Robert O. Sheppard, Esquire
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, NY 13202
(Name and Address of Agent for Service)
Copy to:
John L. Reizian
The Lincoln National Life Insurance Company
350 Church Street
Hartford, CT 06103
Approximate Date of Proposed Public Offering: Continuous
Title of Securities being registered:
Indefinite Number of Units of Interest in Variable Life Insurance Contracts.
An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to
Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ended
December 31, 2016 was filed March 23, 2017.
It is proposed that this filing will become effective:
/ /	immediately upon filing pursuant to paragraph (b)
/X/	on May 1, 2017 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ /	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be May 1, 2016.

Lincoln Life & Annuity Flexible Premium Variable Life Account M
Lincoln Life & Annuity Company of New York
Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860
Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 487-1485

A Flexible Premium Variable Life Insurance Policy

This prospectus describes Lincoln AssetEdge® VUL 2015, a flexible premium variable life insurance contract (the “Policy”), offered by Lincoln Life & Annuity Company of New York (“Lincoln Life”, the “Company”, “We”, “Us”, “Our”). This same individual Policy may also be made available for purchase by entities and businesses in instances for use on a multi-life basis when the Insured people share a common employment or business relationship. When marketed to such entities and businesses to insure such persons (known as marketing on a multi-life basis), the Policy is referred to as the Lincoln AssetEdge® Exec VUL 2015. If applied for in these circumstances, differing requirements regarding underwriting and optional features would apply. The Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The Policy described in this prospectus is available only in New York.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M, established on November 24, 1997 (“Separate Account”), the Indexed Account, or to the Fixed Account. Some broker-dealers may not allow or may limit the amount you may allocate to certain Separate Account or Indexed Account options. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AllianceBernstein Variable Products Series Fund
•	American Century Variable Portfolios, Inc.
•	American Funds Insurance Series®
•	BlackRock Variable Series Funds, Inc.
•	Delaware VIP® Trust
•	Deutsche Variable Series II
•	Fidelity® Variable Insurance Products
•	Franklin Templeton Variable Insurance Products Trust
•	JPMorgan Insurance Trust
•	Legg Mason Partners Variable Equity Trust
•	Lincoln Variable Insurance Products Trust
•	MFS® Variable Insurance Trust
•	PIMCO Variable Insurance Trust

Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.
To be valid, this prospectus must have the current funds’ prospectuses with it. Keep all prospectuses for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
Prospectus Dated: May 1, 2017

POLICY SUMMARY
Benefits of Your Policy
Death Benefit Protection.  The Policy this prospectus describes is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.
Tax Deferred Accumulation.  Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Indexed Account and Fixed Account are automatically reinvested without being taxed to the Owner.
Access to Your Policy Values.  Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.
Flexibility.  The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as “Underlying Funds”. You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate Premiums and policy values to the Indexed Account and Fixed Account.
Risks of Your Policy
Fluctuating Investment Performance.  A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s and Underlying Fund's objective and risk is found in this prospectus and in each Underlying Fund’s prospectus, respectively. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.
Policy Values in the Fixed Account.  Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer the entire balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see “Lincoln Life, The Separate Account and The General Account” and “Transfers” sections of this prospectus.
Policy Values in the Indexed Account.   Premium Payments and policy values allocated to the Indexed Account are held in the Company’s General Account.  As is true of the Fixed Account, this means, that they are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. Again, it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits.  When money is allocated to the Indexed Account, there is a time period that must be met during which the money must remain in the Indexed Account in order for interest to be credited.  You should be aware that if you take that money out of the Indexed Account before that time period is completed, no interest will be credited on the amounts taken out.  During the time values are allocated to the Indexed Account, the amount of interest credited on those values is dependent on the relative growth of an external index.  While we guarantee that we will always credit interest at a minimum 1% interest rate, if there comes a period of time in which the index fails to grow, Premium Payments may need to be increased in order to keep the Policy from terminating (“lapsing”).  As discussed in this prospectus, there are several Indexed Account Options currently available.  It is possible that we may not always offer the same or same number of Indexed Account Options, though we will always offer at least one and we will never pay less than the guaranteed interest that can be earned in any Indexed Account Option.  An exception to this is if the Indexed Account itself is discontinued.  In such case, you will be able to transfer your Policy values held in the Indexed Account to the Fixed Account or one or more Sub-Accounts of your choosing.  However, if you do not tell us to where you would like those values transferred, they will be automatically reallocated to the Fixed Account.  Finally, please note that, if the index we use is no longer available or changes the way it is calculated, we reserve the right to substitute the index with one of our choosing, subject to any required regulatory approvals.  For more information, please see “Lincoln Life, The Separate Account and The General Account”, “Indexed Account” and “Transfers” sections of this prospectus.
Unsuitable for Short-Term Investment.  This Policy is intended for long-term financial and investment planning for persons needing death benefit protection, and it is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.
Policy Lapse.  Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount and if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
In addition to paying sufficient Premiums and being cognizant of the impact of outstanding Policy Loans and Partial Surrenders on policy values, your Policy may include the No-Lapse Provision, discussed in more detail in the Lapse and Reinstatement section of this prospectus, to help you manage some of the risk of Policy Lapse.
Decreasing Death Benefit.  Any outstanding Policy Loans and any amount that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of Death Benefit Option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender.  For up to 8 years from the Policy Date and up to 8 years from the Effective Date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Full Surrender of your Policy.  For up to 8 years from the Policy Date or up to 8 years from the Effective Date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Reduction in Specified Amount. The length of the Surrender Charge period is shown in the Policy Specifications. (See the section headed “Surrender Charges” for a detailed discussion of when Surrender Charges are assessed.) Full or Partial Surrenders may result in tax consequences. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. If there is value in the Indexed Account, note that interest (in the form of “Indexed Credits” as described in the Indexed Credit section under “Lincoln Life, The Separate Account and The General

Account”) on any money withdrawn from a Segment prior to Segment Maturity will only be credited using the 1% guaranteed rate prorated based on surrender date.
Tax Consequences.  As noted in greater detail in the section headed “Tax Issues”, the federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The following discussion highlights tax risks in general, summary terms.
Tax Treatment Of Life Insurance Contracts. Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance. We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.
Cyber-Security. We rely heavily on interconnected computer systems and digital data to conduct our variable products business.  Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate your policy value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Policy to lose policy value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
Charges and Fees
This section describes the fees and expenses that you will pay when buying, owning and surrendering your Policy. Refer to the “Policy Charges and Fees” section later in this prospectus for more information.
The fees shown in the tables below are the maximums we can charge.
Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.

Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge as a percentage of Premiums paid (Premium Load). Note: Includes 3% charge for state and federal tax obligations.	When you pay a Premium.	6%[1]
Surrender Charge*2
A dollar amount per $1,000 of Specified Amount	For up to 8 years from the Policy Date and up to 8 years from the Effective Date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Full Surrender of your Policy. For up to 8 years from the Policy Date or up to 8 years from the Effective Date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Reduction in Specified Amount.
Maximum Charge		$43.52 per $1,000.
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco, in year one.		$26.16 per $1,000.
Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year.	$25
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	The Maximum Sales Charge Imposed on Premiums is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0% to 5%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides. We use an average of 3% to account for state and federal tax obligations.
[2]	During the life of the Policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed “Partial Surrenders” for a discussion of Partial Surrenders of your Policy.)

Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.
Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly
A dollar amount per $1,000 of Net Amount at Risk
Maximum Charge[1]		$83.33 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco, in year one.		$0.13 per $1,000.
Mortality and Expense Risk Charge (“M&E”)	At the end of each Valuation Period
A percentage of the value of the Separate Account, calculated daily.
Maximum Charge		0.20% (effective annual rate)
Administrative Fee* Comprising of:	Monthly
1) Flat Fee		$10
Plus:
2) For the first 10 Policy Years from Policy Date or increase in Specified Amount, a monthly fee per $1,000 of Initial Specified Amount or increase in Specified Amount:
Maximum Charge		$1.97 per $1,000.
Minimum Charge		$0.01 per $1,000.
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco		$0.34 per $1,000.
Plus:
3) Indexed Account Charge

Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
A percentage of the Holding Account Value and Indexed Account Value.
Maximum Charge		0.15% (effective annual rate)
Policy Loan Interest[2]	Annually
Fixed Loan
A percentage of the amount held in the Loan Account.		4%
Participating Loan
A percentage of the loaned amount held against the Holding Account Value and the Indexed Account Value.		6%
Exec Enhanced Surrender Value Rider – Multi-Life Basis (Lincoln AssetEdge® Exec VUL 2015)	Monthly (in Policy Years 2-5 only)
A dollar amount per $1,000 of Initial Specified Amount.
Option 1		$0.05 per $1,000.[3]
Option 2		$0.075 per $1,000.[3]
Overloan Protection Rider	One-time charge when benefit is elected
A percentage of the then current Accumulation Value
Maximum Charge		5%[4]
Optional Rider Charges		Individualized based on whether optional Rider(s) selected.
Change of Insured Rider	N/A	There is no charge for this rider.
Lincoln LifeEnhance® Accelerated Benefits Rider Cost of Insurance*	Monthly

Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
A dollar amount per $1,000 of Net Amount at Risk or Rider Net Amount at Risk, whichever is applicable at the time.
Maximum Charge[5]		$4.47 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco, in year one.		$0.09 per $1,000
Waiver of Monthly Deduction Rider[6]	Monthly
A percentage of all other covered monthly charges.
Maximum Charge		12%
Minimum Charge		2%
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco.		3.5%
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	Individuals with a higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
[2]	Interest on Fixed Loans accrues daily at an effective annual rate of 4% in years 1-10 and 3% thereafter. Interest on Participating Loans accrues daily at an effective annual rate of 6% in years 1-10, 5% in years 11 through Attained Age 121, 3% thereafter. See the section headed “Policy Loans” for a more detailed discussion.
[3]	This rider is required and will automatically be issued for policies applied for on a multi-life basis (Lincoln AssetEdge® Exec VUL 2015) and the Owner of the Policy will have the opportunity to elect a higher Exec Enhanced Surrender Value (Option 2). See section headed “Exec Enhanced Surrender Value Rider - Multi-Life Basis” in the Riders section of this prospectus for a more detailed discussion.
[4]	For Policies with applications signed on or after May 9, 2016, the charge is guaranteed at 3%. See section headed “Rider Charges” in the Policy Charges and Fees section of this prospectus.
[5]	Individuals with higher mortality risk than standard issue individuals can be charged from 125% to 200% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
[6]	These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. “Covered monthly charges” are the Monthly Deductions under the Policy: the Cost of Insurance Charge, Administrative Fee, and the cost of any riders. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.

Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund.
These fees and expenses may change at any time.
Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Total Annual Operating Expense	Maximum	Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	1.64% [1]	0.24%
[1]	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0% to 0.74%. These waivers and reductions generally extend through April 30, 2018 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated in New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation.
Indexed Account. The Indexed Account is part of the Company's General Account and you may allocate all or part of your assets under certain Indexed Account Options that are eligible for interest (“Indexed Credits”) based on the performance of an outside financial index (“Index”) and are discussed in more detail under the “Indexed Account Options” section of this prospectus. It is important to note that: (a) you are not purchasing or investing in any of the stocks that make up the Index and therefore have no rights of ownership such as the right to earn dividends, receive distributions or the right to vote; (b) the performance of the Index is a factor we make reference to in determining Indexed Credits but otherwise is not part of the Policy nor is it affiliated with us. Interests in the Indexed Account have not been registered with the SEC.  Lincoln Life believes that there are sufficient insurance elements and guarantees with respect to interests in the Indexed Account to qualify for an exemption from registration under the federal securities laws under Section 3(a)(8) of the Securities Act of 1933.  With respect to the Indexed Account, the Policy is in substantial compliance with the conditions set forth in Section 989J(a)(1)-(3) of the Dodd-Frank Wall Street Reform and Consumer Protection Act.
The Index being offered is shown in your Policy Specifications.  The current Index is the S&P 500 Index.
The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Lincoln Life & Annuity Company of New York.  Standard & Poor's®, S&P® and S&P 500® are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Lincoln Life & Annuity Company of New York.  Lincoln Life & Annuity Company of New York’s product is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile.
Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claim payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0% and 0.50% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.

Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 99% of the first year Premium and 27% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company’s General Account, which supports insurance and annuity obligations.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund’s investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional Premium Payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. The success of the advisor’s risk management strategy depends, in part, on the advisor’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Underlying Fund’s benefit. There is no guarantee that the strategy can achieve or maintain the Underlying Fund’s optimal risk targets. The Underlying Fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the advisor may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the Underlying Fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the Underlying Fund may not perform as expected. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.

Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.
Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.
If an Underlying Fund imposes restrictions with respect to the acceptance of premium allocations or transfers, we reserve the right to reject an allocation or transfer request at any time that the Underlying Fund has notified us that such would not be accepted. We will notify you if your allocation or transfer request is or becomes subject to such restrictions.
The Underlying Funds and their investment advisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund’s prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-487-1485 or by referring to the contact information provided by the Underlying Fund’s on the cover page of its summary prospectus.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. International Growth Fund (Series I Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class A): Long-term growth of capital.
•	AB VPS Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Balanced Fund (Class I): Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.
American Funds Insurance Series®, advised by Capital Research and Management Company.
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	Growth Fund (Class 2): Growth of capital.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	International Fund (Class 2): Long-term growth of capital.

BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	Global Allocation V.I. Fund (Class I): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company.*
•	Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Standard Class): Long-term capital appreciation.
•	Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Standard Class): Capital appreciation.
•	Smid Cap Core Series (Standard Class): Long-term capital appreciation. (formerly Smid Cap Growth Series)
•	U. S. Growth Series (Standard Class): Long-term capital appreciation.
•	Value Series (Standard Class): Long-term capital appreciation.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.
Fidelity® Variable Insurance Products, advised by Fidelity Management & Research Company
•	Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Growth Portfolio (Service Class): To achieve capital appreciation.
•	Mid Cap Portfolio (Service Class): Long-term growth of capital.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
•	Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 1): Maximize long-term total return.
Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund Advisor, LLC.
•	ClearBridge Variable Mid Cap Portfolio (Class I): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (Standard Class)(2): A balance between current income and growth of capital, with a greater emphasis on growth of capital.

•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (Standard Class)(2): A balance between current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP Blended Mid Cap Managed Volatility Fund (Standard Class): Capital appreciation. This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP Delaware Bond Fund (Standard Class)*: Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Standard Class)*: Total return.
•	LVIP Delaware Social Awareness Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Dimensional International Core Equity Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional International Equity Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP Dimensional/Vanguard Total Bond Fund (Standard Class)(2): Total return consistent with the preservation of capital.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Standard Class): Long-term capital growth.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class)(2): A high level of current income with some consideration given to growth of capital.
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP Global Income Fund (Standard Class): Current income consistent with the preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP Government Money Market Fund (Standard Class): Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
•	LVIP Invesco Diversified Equity-Income Managed Volatility Fund (Standard Class)(2): Capital

appreciation and current income. This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Standard Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Standard Class)(2): Long-term growth of capital.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP SSGA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSGA Conservative Structured Allocation Fund: (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSGA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Standard Class)(2): Long-term growth of capital.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP SSGA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Standard Class)(2): Capital appreciation. This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP SSGA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA Moderate Structured Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.

•	LVIP SSGA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Standard Class)(2): High level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Vanguard International Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Wellington Capital Growth Fund (Standard Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	Growth Series (Initial Class): Capital appreciation.
•	Total Return Series (Initial Class): Total return.
•	Utilities Series (Initial Class): Total return.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class): Maximum real return, consistent with prudent investment management.
*	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
(1)	The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensee. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of such parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
(2)	These are “Fund of Funds” and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.
Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new Underlying Fund if:
1)	the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or
2)	the Sub-Account has not attracted significant Owner allocations; or
3)	in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced
We may choose to add or remove Sub-Accounts as investment options under the Policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
If we obtain appropriate approvals from Owners and securities regulators, we may:
•	change the investment objective of the Separate Account;
•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;
•	deregister the Separate Account; or
•	combine the Separate Account with another separate account.
We will notify you of any change that is made.
Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Owner provide their voting instructions to the Company. For funds un-affiliated with Lincoln, even though Owners may choose not to provide voting instructions, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instructions will be voted by the Company in the same proportion as the voting instructions which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Owners would have been entitled to provide voting instructions will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Owners eligible to vote, be voted on by the Company in the same proportion as the voting instructions which we actually receive. As a result, the instructions of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.

Indexed Account Options
The Indexed Account consists of Indexed Account Options as shown in your Policy Specifications. Please consult your registered representative to determine which of the following Indexed Account Options are available to you. We reserve the right to add and remove one or more Indexed Account Options, but at least one will be available to you.
Any money allocated to the Indexed Account will first be deposited into the Holding Account (see section headed “Policy Values” for a more detailed discussion on Holding Account Value). On the 15th day of the calendar month, any money in the Holding Account will be applied to the Indexed Account Option(s) you have selected per your allocation instructions. This will begin a new “Segment”, which is a portion of the Indexed Account created each time a transfer is made from the Holding Account to the Indexed Account. A Segment lasts for a 12-month term and is eligible for Indexed Credits (see below) at the “Segment Maturity Date” (the last day of the 12-month term). Each such application to an Indexed Account Option starts a new Segment. You may have multiple Segments at any given time.
Indexed Account Options are eligible for non-guaranteed Indexed Interest which is linked to the percentage change of the Index from the start to the end of the Segment — also known as 1 Year Point to Point (PTP). Each Indexed Account Option determines the crediting rate through a different method employing a “Cap” and/or a “Participation Rate”, which are declared at the beginning of each Segment. A Cap is a limit on the index growth used in calculating the amount of interest to be credited. The Participation Rate reflects how much of that growth you will be able to realize under the Indexed Account Option(s) you have chosen. The guaranteed minimum Cap and/or Participation Rate is shown in your Policy Specifications. Subsequent Caps and/or Participation Rates may differ, but will never be less than the guaranteed minimum rate. Please contact your registered representative to determine the current Cap and/or Participation Rate. For all Indexed Account Options, Indexed Crediting is applied on the Segment Maturity Date at a rate guaranteed to be no less than 1% annually.
1 Year PTP Capped Indexed Account Option: Earns the full PTP percentage increase of the Index up to the Cap declared at the beginning of the Segment. The Cap will never be less than 1%.
Advantages: Performs optimally in a moderate market.
Disadvantages: When market returns are higher, the cap may limit credited interest when compared to the Uncapped account. When Market returns are lower, credited interest is not increased through a higher participation rate when compared to the High Participation Indexed Account Option.
1 Year PTP Uncapped Indexed Account Option: Earns a portion of the PTP percentage increase of the Index based on a Participation Rate declared at the beginning of the Segment. The Participation Rate will never be less than 15%.
Advantages: Performs optimally when market returns are at their highest.
Disadvantages: When market returns are low to moderate, the lower participation rate may limit credited interest when compared to Capped or High Participation Indexed Account Options.
1 Year Point-to-Point High Participation Indexed Account Option: Earns the PTP percentage increase of the Index increased by a Participation Rate up to a Cap declared at the beginning of the Segment. The Participation Rate will never be less than 140%. The Cap will never be less than 1%.
Advantages: Performs optimally when market returns are lower.
Disadvantages: As market increases, the cap may limit credited interest when compared to the Capped or Uncapped Indexed Account Options.
How the current Indexed Account Options perform in different hypothetical scenarios using the assumed Cap and Participation Rate shown:

	Crediting Rate by Indexed Account Option
Hypothetical Index Return	1 Year PTP Capped Indexed Account Option Cap: 9.5% Participation Rate: 100%	1 Year PTP Uncapped Indexed Account Option Cap: N/A Participation Rate: 52.5%	1 Year PTP High Participation Indexed Account Option Cap: 8% Participation Rate: 140%
-4%	1%	1%	1%
6%	6%	3.15%	8%
8%	8%	4.2%	8%
15%	9.5%	7.87%	8%
32%	9.5%	16.8%	8%
Based on the assumptions shown, performs best when Index returns approximately:	8% to 18.09%	18.09% and up	0.72% to 8%
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.
In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the Underlying Funds (including 12b-1 fees for Class 2 shares and other expenses) and deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by an Underlying Fund is contained in each Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, will be deducted from the value of each Sub-Account and the Fixed Account in the same proportion as the balances invested in the total of such account(s) as of the date on which deduction is made, unless you and we agree otherwise in writing. If insufficient value exists from the Fixed Account and any Sub-Accounts to cover the Monthly Deduction, value will be deducted from the Holding Account. If insufficient value exists in the Holding Account, value will be deducted from the most recently opened Segment in the Indexed Account and will continue in successive order on a last in- first out basis until the cost of the Monthly Deduction has been satisfied. If multiple Segments were opened on the same Indexed Account Allocation Date, a prorated portion will be taken from each Segment. At the time a Monthly Deduction causes a reduction to the value of a Segment, an Index Bonus may be credited. See section headed “Index Bonus”. Currently we will permit you to designate the specific Sub-Accounts and/or the Fixed Account from which you wish Monthly Deductions to be deducted. However, we reserve the right to terminate or change this practice upon notice to you.
If you have selected designated Sub-Accounts, and in a given month there is not sufficient value in one or more of those Sub-Accounts to cover the Monthly Deduction, we will deduct the remaining Monthly Deduction from the Sub-Accounts which have value in the same proportion as the balances invested in the total of such account(s) as of the day the deduction is made. If insufficient value exists from the Fixed Account and any Sub-Accounts to cover the Monthly Deduction, value will be deducted from the Holding Account. If insufficient value exists in the Holding Account, value will be deducted from the most recently opened Segment in the Indexed Account and will continue in successive order on a last in- first out basis until the cost of the Monthly Deduction has been satisfied. The Monthly Deductions are made on the “Monthly Anniversary Day” (the Policy Date and the same day of each month thereafter). If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. You may select or change designated Sub-Accounts at any time prior to a Monthly Anniversary Day by contacting our Administrative Office.

If the Surrender Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction. If payment is not received before the end of the Grace Period, the Policy may lapse. (Please see the “Lapse and Reinstatement” section of this prospectus.)
Premium Load; Net Premium Payment
We make a deduction from each Premium Payment. This amount, referred to as “Premium Load,” covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We currently deduct 5.5% from each Premium Payment in all Policy Years. We reserve the right to increase this charge, but guarantee it will not exceed 6% from each Premium Payment. The Premium Payment, net of the Premium Load, is called the “Net Premium Payment.”
Surrender Charges
A Surrender Charge may apply if the Policy is totally surrendered or has a decrease in the Specified Amount of death benefit. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
The Surrender Charge varies by age of the Insured, the number of years since the date of policy issue or the date of an increase in Specified Amount, and the Specified Amount. The Surrender Charge will never exceed $43.52 per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included with each Policy. You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your insurance representative.
For up to 8 years from the Policy Date and up to 8 years from the Effective Date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Full Surrender of your Policy. For up to 8 years from the Policy Date or up to 8 years from the Effective Date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Reduction in Specified Amount. The length of the Surrender Charge period is shown in your Policy Specifications.
Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account in the same proportion as the balances invested in the total of such account(s) as of the date on which deduction is made. If insufficient value exists from the Fixed Account and any Sub-Accounts to cover the Surrender Charges, value will be deducted from the Holding Account. If insufficient value exists in the Holding Account, value will be deducted from the most recently opened Segment in the Indexed Account and will continue in successive order on a last in- first out basis until the cost to cover the Surrender Charge has been satisfied. If multiple Segments were opened on the same Indexed Account Allocation Date, a prorated portion will be taken from each Segment. The Surrender Charge will not exceed the then current Accumulation Value less any Indebtedness. All Surrender Charges decline to zero within 8 years following policy issue, or any increase in Specified Amount.
Upon either a Full Surrender of the Policy or a decrease in Specified Amount, the charge will be subject to the following conditions:
A. For decreases in Specified Amount, excluding Full Surrender of the Policy, no Surrender Charge will be applied where the decrease:
1)	occurs after the tenth Policy Anniversary following Policy issue or increase in Specified Amount; or
2)	is caused by a Partial Surrender.
B. For all other decreases, the charge will be calculated as 1) divided by 2) and then multiplied by 3), where:
1)	is the amount of the decrease;
2)	is the Initial Specified Amount; and
3)	is the then applicable Surrender Charge from the schedule in the Policy.

We may refuse or limit requests for decreases in Specified Amount, to the extent there is insufficient Surrender Value to cover the necessary Surrender Charges.
If you increase the Specified Amount, a new Surrender Charge will be applicable to each increase. This charge is in addition to any Surrender Charge on the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase.
Upon Full Surrender of your Policy following a decrease in Specified Amount, the Surrender Charge will be calculated as the entire amount shown in the Policy Specifications, multiplied by one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed. The charge assessed upon a Full Surrender will not exceed the then current Accumulation Value less any Indebtedness.
In addition, if your Policy includes the Exec Enhanced Surrender Rider, you may surrender your Policy for an enhanced Surrender Value provided under the rider, without being subject to the Policy Surrender Charges.
Any surrender may have tax implications. Consult your tax or other registered representative before initiating a surrender.
Partial Surrender Fee
No Surrender Charge or Administrative Fee is imposed on a Partial Surrender.
Transfer Fee
For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.
In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided written notice in the event that such a change is made.
Mortality and Expense Risk Charge
We assess a daily Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy’s Separate Account Value. The mortality risk assumed is that the Insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated. The charge is guaranteed not to exceed an effective annual rate of 0.20% in all Policy Years. The current charge is at an effective annual rate of 0.15% in Policy Years 1-15 and 0% in Policy Years 16 and beyond.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the Insured’s death under any riders, minus the greater of zero or the Policy’s Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
The monthly Cost of Insurance Charge is equal to A) multiplied by the result of B) minus C), where:

A) is the current cost of insurance rate as determined by the Company;
B) is the death benefit at the beginning of the Policy Month, divided by the Net Amount at Risk Discount Factor (1 plus .00082954), divided by 1,000; and
C) is the Accumulation Value at the beginning of the Policy Month after the deduction of the monthly Administrative Fee (as described below) but prior to the deduction for the monthly Cost of Insurance, divided by 1,000.
The Net Amount at Risk Discount Factor is the monthly equivalent of an effective annual rate of 1%.
The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s Specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of the Insured. Please note that it will generally increase each Policy Year as the Insured ages. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency, expenses (including taxes), capital and reserve requirements. For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in “Table II: Periodic Charges Other Than Fund Operating Expenses” in this prospectus.
Administrative Fee
There is a monthly Administrative Fee, (as shown in Table II of this prospectus and reflected as the “Monthly Administrative Fee” in the Policy Specifications), which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including but not limited to premium billing and collection, policy value calculation, confirmations, and periodic reports. It is calculated as A) plus B) plus C) where:
A) a flat Monthly Deduction of $10. This is deducted during all Policy Years up to age 121 on a guaranteed basis. Currently this is deducted to age 100.
B) for the first 10 Policy Years from the Policy Date or increase in Specified Amount, a per $1,000 charge which varies with the Insured’s issue age, gender, death benefit option, Benefit Selection Option, and premium class. This charge will never exceed $1.97 per month per $1,000 of Initial Specified Amount or increase in Specified Amount.
C) for the first 15 Policy Years from the Policy Date, a percentage of the value in the Holding Account and Indexed Account, guaranteed not to exceed an annual effective rate of 0.15%.
Policy Loan Interest
If you borrow against your Policy in the form a Fixed Loan, interest will be charged to the Loan Account Value. The annual effective interest rate is 4% in years 1-10, 3% in years 11 and beyond. We will credit 3% interest on the Loan Account Value in all years.
Interest charged on a Participating Loan will be at an annual effective rate of 6% in years 1-10, 5% in years 11 through Attained Age 121, and 3% thereafter.
The amount of your Fixed Loan or Participating Loan, plus any accrued but unpaid interest, equals your Indebtedness.

Rider Charges
The following paragraphs describe the charges for the riders listed below. The features of the riders available with this Policy and any limitations on the selection of riders are discussed in the section headed “Riders”.
Exec Enhanced Surrender Value Rider.   If application is made for Policies on a multi-life basis (as the Lincoln AssetEdge® Exec VUL 2015), there is a monthly charge for this rider during Policy Years 2-5 of $0.05 per $1,000 of Initial Specified Amount for Option 1 and $0.075 per $1,000 of Initial Specified Amount for Option 2.
Lincoln LifeEnhance® Accelerated Benefits Rider. If you elect this rider, there is a monthly Cost of Insurance Charge for this rider which will be part of the Monthly Deduction made under the Policy. The amount deducted each Policy Month will be calculated as (A) multiplied by (B) where:
(A)	is the applicable rate found in the “Table of Insurance Rate Per $1,000 of Policy Net Amount at Risk or Rider Net Amount At Risk” shown on the Policy Specifications; and
(B)	is either i. or ii. noted below:
i.	For any Policy Month prior to acceleration of the death benefit, the Policy’s Net Amount at Risk divided by $1,000; or
ii.	Following acceleration of the death benefit, for any Policy Month in which benefits are not payable, the Rider’s Net Amount at Risk divided by $1,000.
The Rider’s Net Amount at Risk is equal to the Remaining Benefit Amount at the beginning of the Policy Month, divided by the Net Amount at Risk Discount Factor shown on the Policy Specifications, minus the Policy’s Accumulation Value at the beginning of the Policy Month after the deduction of the monthly Administrative Fee shown in the Policy Specifications (see Table II of this prospectus) but prior to the deduction for the monthly Cost of Insurance.
Each Policy Month you receive a Chronic Illness Monthly Benefit Amount or the Terminal Illness benefit, this rider’s Cost of Insurance will be waived.
Overloan Protection Rider.  There is a one-time charge for this rider if you choose to elect the benefit. For Policies with applications signed on or after May 9, 2016, this charge is 3% of the then current Accumulation Value. For all other Policies, this charge will not exceed 5% of the then current Accumulation Value.
Waiver of Monthly Deduction Rider.  The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the Policy and all riders, multiplied by a percentage. The percentage depends on the age, underwriting category and gender of the Insured. The maximum percentage is 12%. If you have elected this rider, a table of percentages appears on the rider pages in your Policy.
YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages. These pages provide important information about your Policy such as: the identity of the Insured and Owner; Policy Date; the Initial Specified Amount; the death benefit option selected; issue age; Planned Premium Payment; Surrender Charges; expense charges and fees; No-Lapse Premium (subject to availability); and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.
Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Home Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insured. Based on our review of medical information about the proposed Insured, we may decline to provide insurance, or we may place the proposed Insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the age, gender and underwriting category of the Insured.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured is at least age 16 and at most age 85, if the Policy is fully underwritten. Other age limits may apply if this Policy is not fully underwritten. Age will be determined by the nearest birthday of the Insured.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We, or our agent, may also ask to see your driver's license, photo i.d. or other identifying documents.

Owner
The Owner on the Date of Issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
1)	initial death benefit amount , death benefit option, and death benefit qualification test;
2)	optional riders;
3)	the amount and frequency of Premium Payments; and
4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts , the Fixed Account, or the Indexed Account.
In addition, for Policies sold on a multi-life basis as Lincoln AssetEdge® Exec VUL 2015, the Exec Enhanced Surrender Value Rider will automatically be included with each Policy, and the Owner of each Policy will have choice of which enhancement option is desired. (See discussion of “Exec Enhanced Surrender Value Rider” in the Riders section of this prospectus).
You are entitled to exercise rights and privileges of your Policy as long as the Insured is living. These rights generally include the power to select the Beneficiary, request Policy Loans,  make Partial Surrenders, Surrender the Policy entirely,  request a Reduction in Specified Amount, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right to Examine Period
You may return your Policy to us for cancellation within 10 days after you receive it (60 days after receipt for policies issued in replacement of other insurance). This is called the Right to Examine Period. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.
Any Net Premium Payments received by us within 10 days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated among the Sub-Accounts, Fixed Account, and Indexed Account which you designated. Any Net Premium Payments allocated to the Indexed Account will be held in the Holding Account until the next Indexed Account Allocation Date. If the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms.
Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than  $100,000 (other limits may apply when your Policy is not fully underwritten). This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.

Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, and from these accounts to the Indexed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts. Transfers from the Indexed Account can only be made from a Segment that has reached the end of its 12-month term (“Matured Segment”), based on your allocation instructions. Money cannot be transferred out of a Segment.
During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:
1)	25% of the Fixed Account Value as of the immediately preceding Policy Anniversary, or
2)	the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.
Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts or the Indexed Account, it may take several years to do so. We reserve the right to waive these transfer restrictions from the Fixed Account at any time. Please contact your registered representative to determine if a waiver is currently in effect.
Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. Any transfer among the Sub-Accounts or to the Fixed Account or the Indexed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. We may also defer or reject an allocation or transfer request that is subject to a restriction that is imposed by the Underlying Fund at any time. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the

Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 - 2 business days of our discovery of such acceptance. We will impose this “original signature”

restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.
Optional Sub-Account Allocation Programs
You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing as described on an allocation form provided by us. There is currently no charge for these programs. You may participate in only one program at any time.
Dollar Cost Averaging systematically transfers amounts from the money market Sub-Account or on a limited basis from the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. Dollar Cost Averaging transfers from the Fixed Account can only be elected at the time your Policy is issued. Transfers from the money market Sub-Account may be elected at any time while your Policy is in force. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
You may elect Dollar Cost Averaging at the time you apply for your Policy. In addition, you may elect Dollar Cost Averaging after your Policy has been issued by contacting our Administrative Office in writing at the address shown on the first page of this prospectus or by calling 1-800-487-1485.
Dollar Cost Averaging terminates automatically:
1)	if the value in the money market Sub-Account or on a limited basis from the Fixed Account is insufficient to complete the next transfer;
2)	seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;
3)	after 12 or 24 months (as elected by you); or

4)	if your Policy is surrendered or otherwise terminates.
From time to time, we may offer special interest rate programs for Dollar Cost Averaging. Please consult your registered representative to determine the current availability and terms of these programs. We reserve the right to modify, suspend or terminate a Dollar Cost Averaging program. Any changes will not affect Owners currently participating in the Dollar Cost Averaging program.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account and the Indexed Account are not subject to rebalancing. The pre-determined level is the allocation initially selected on the allocation form provided by us, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing. Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund before electing to participate in Automatic Rebalancing.
You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated, or the allocation may be changed at any time, by contacting our Administrative Office.
Riders
We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy. Rider availability may vary by whether the Policy is fully underwritten, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.
Change of Insured Rider.   With this rider, you may name a new Insured in place of the current Insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current Insured’s 65th birthday. There is no separate charge for this rider; however, policy charges applicable to the new Insured may differ from charges applicable to the current Insured. Exercising the Change of Insured Rider is a fully taxable event.
Exec Enhanced Surrender Value Rider – Multi-Life Basis.  If application is made for Policies to be purchased by a business or entity (i.e. an association, or trust established by business or association to fund employee or member benefits) on a multi-life basis (multiple Policies covering several Insureds who share a common association, employment or business relationship), the Exec Enhanced Surrender Value Rider (“Exec ESV Rider”) is required and will automatically be issued with each Policy. Please note that only businesses and entities may purchase this Policy on a multi-life basis and that only such businesses or entities may own the Policy and exercise the ownership privileges provided by the Policy (e.g. electing options, changing Beneficiaries, surrendering, borrowing). At the time of application, you will be able to choose between two options, each of which provide for an increase in the amount that may be received upon a Full Surrender of a Policy than would otherwise be available under the Policy’s terms (“Enhanced Surrender Value”). To receive the Enhanced Surrender Value, the Policy must be fully surrendered during the “Exec Enhanced Surrender Value Period.” The Exec Enhanced Surrender Value Period is the number of Policy Years, starting from the date the Policy is issued, during which Surrender Charges apply to the Policy. Once the Policy is issued, the Owner will not be able to change Options. This rider does not provide for an Enhanced Surrender Value for Partial Surrenders or Policy Loans. This rider will terminate at the earliest of: the Full Surrender of the Policy for the benefit provided by this rider; the end of the Exec Enhanced Surrender Value Period; lapse of the Policy; or exchange, replacement, or any termination of the Policy other than for the benefits provided by the Change of Insured Rider. In Policy Years 2-5, there will be a monthly charge per $1,000 of Initial Specified Amount for this rider. You may not terminate the rider without terminating the Policy.
Under Option 1, the rider provides an increase in the amount you may receive upon a Full Surrender of the Policy than otherwise would be available under the terms of the Policy by waiving the Surrender Charge. To receive this increased amount (“Enhanced Surrender Value”) your Policy must be fully surrendered during the Exec Enhanced Surrender Value Period (see section headed Surrender Charges - General” for a discussion of when Surrender Charges are imposed and how Surrender Charges are calculated).
Under Option 1, if the Policy is fully surrendered at any time during the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered will equal:
1)	the Policy's Accumulation Value; minus
2)	Indebtedness
Under Option 2, if you fully surrender your Policy during the first five Policy Years, this rider provides an increase in the amount you may receive as an Enhanced Surrender Value by waiving the Surrender Charge and by providing a credit for a portion of the monthly Administrative Fees that otherwise would be imposed during this period. The credit is calculated according to the formula shown below and is based on: (a) the lesser of the Initial Specified Amount or current Specified Amount, multiplied by a per $1,000 of Specified Amount adjustment rate that will be shown in the Policy Specifications of your Policy following the words “Enhanced Surrender Value Per Thousand Adjustment Rate.” The credit will offset a portion of those charges described in the Administrative Fees section of “Table II: Periodic Charges Other Than Fund Operating Expenses” as a monthly fee per dollar of Initial Specified Amount or increase in Specified Amount. After the first five Policy Years, the Enhanced Surrender Value will be calculated in the same manner as Option 1, shown above.
Under Option 2,
(a)	if the Policy is fully surrendered during the first five Policy Years of the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered will equal:
1)	the Policy's Accumulation Value; minus
2)	Indebtedness; plus
3)	the lesser of (i) the Initial Specified Amount or (ii) the current Specified Amount, multiplied by the Enhanced Surrender Value Per Thousand Adjustment Rate, shown in your Policy Specifications. Note: The result of this calculation provides a credit against a portion of the monthly Administrative Fees imposed during this period and will provide an offset against those charges described in the Administrative Fees section of “Table II: Periodic Charges Other Than Fund Operating Expenses” as a monthly fee per dollar of Initial Specified Amount or increase in Specified Amount.
(b)	if the Policy is fully surrendered at any time after the fifth Policy Year and before the end of the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered will equal:
1)	the Policy's Accumulation Value; minus
2)	Indebtedness
Accordingly, Option 2 provides a higher Enhanced Surrender Value than Option 1 when the Policy is fully surrendered during the first five Policy Years of the Exec Enhanced Surrender Value Period.
Please see sample Policy below for an example of hypothetical Accumulation and Surrender Values for Option 1 and Option 2. You may obtain more information about the possible impact of your choice of option by requesting a personalized policy illustration from your registered representative.
Your Policy Accumulation Value at any point in time equals the sum of the Fixed Account Value, Separate Account Value, Holding Account Value, Indexed Account Value, and the Loan Account Value (see the section headed “Policy Values” for a more detailed discussion). Your Policy Surrender Value equals the Policy Accumulation Value less any Indebtedness less any applicable Surrender Charge (see section headed “Policy Surrenders” for a more detailed discussion).

The following example demonstrates hypothetical Accumulation Values and Surrender Values with and without the Exec Enhanced Surrender Value Rider (“Exec ESV Rider”) showing the election of either Option 1 or Option 2 for a Policy with a 6 year Exec Enhanced Surrender Value Period:
Sample Policy
•	Insured: Male Standard Non-tobacco, age 55
•	Duration of Policy's Surrender Charge at issue: 6 years
•	Specified Amount: $2,500,000
•	Benefit Selection Option: Not Elected
•	Death Benefit Option: 1 (Level)
•	Planned annual Premium Payment: $60,000
•	No Indebtedness
•	Assumed Investment Return: 8% gross (7.35% net)*
•	For this case, the Enhanced Surrender Value Per Thousand Adjustment Rate is $4.39 per $1,000 of Specified Amount for Option 2

	Without Exec ESV Rider		With Exec ESV Rider – Option 1		With Exec ESV Rider – Option 2
End of Year	Accumulation Value	Surrender Value	Accumulation Value	Enhanced Surrender Value	Accumulation Value	Enhanced Surrender Value
1	$38,911	$0	$38,911	$38,911	$38,911	$49,886
2	$80,760	$0	$79,199	$79,199	$78,419	$89,394
3	$125,770	$61,020	$122,531	$122,531	$120,911	$131,886
4	$174,179	$125,629	$169,134	$169,134	$166,612	$177,587
5	$226,244	$193,894	$219,258	$219,258	$215,765	$226,740
6	$282,241	$266,091	$274,727	$274,727	$270,970	$270,970
*	The Assumed Investment Return shown is illustrative only. Your investment return may be higher or lower than the rate used to create this table. The table is intended to illustrate the effect(s) of the application of the Exec ESV Rider on policy values and is not intended to imply that a purchaser can expect to achieve the values shown.
Lincoln LifeEnhance® Accelerated Benefits Rider. The availability of this rider is based upon the Insured meeting our underwriting criteria (including the Insured’s age, gender and the state of the Insured’s health at the time of your application). You must apply for this rider at the time you apply for your Policy. Charges for this rider, if elected, are part of the Monthly Deductions.
Benefits provided under this rider coordinates with other benefits and reimbursements provided by other sources (insurance or otherwise) that are payable due to the Insured’s Chronic Illness. As a result, for any period when the Insured is Chronically Ill, you may receive reduced benefits or no benefit at all under this rider depending on the amount of benefits and reimbursements from such sources for the Insured’s Chronic Illness that apply for that period.
This rider provides for the acceleration of up to 100% of the Original Benefit Amount, as determined below, upon occurrence of a Qualifying Event provided all of the terms and conditions of this rider have been met. There are two Qualifying Events: (1) the Insured is certified as Chronically Ill as defined in the rider; or (2) the Insured is certified as Terminally Ill as defined in the rider.

Determining the Original Benefit Amount: Depending on which Qualifying Event occurs, the Original Benefit Amount will be determined as follows, assuming all the Conditions for Eligibility for Benefit Payments (see below) have been satisfied:
A.	For Chronic Illness, as determined on the Monthly Anniversary Day after the effective date of the Insured’s Chronic Illness:
•	the Policy’s Death Benefit Proceeds, without reduction by an outstanding Indebtedness, (the “Gross Death Benefit Proceeds”), after a (required) switch to Death Benefit Option 1.
B.	For Terminal Illness, as determined on the Monthly Anniversary Day after our receipt of all documentation provided by you necessary to satisfy all Conditions of Eligibility for Benefit Payments:
•	the Gross Death Benefit Proceeds after a (required) switch to Death Benefit Option 1.
Conditions for Eligibility for Benefit Payment: You are eligible to receive an Accelerated Benefit payment if the Policy and this rider are in force and the Insured is living when all of the following requirements (the “Conditions for Eligibility for Benefit Payment”) are met:
1.	Our receipt and approval of the following documentation that you provide:
a.	For Chronic Illness, Written Certification or Written Re-certification that the Insured is a Chronically Ill individual; or
b.	For Terminal Illness, a Terminally Ill Certification that the Insured is Terminally Ill; and
c.	A written consent from any assignee of record named under the Policy or any irrevocable Beneficiary named under the Policy to make such payment to you; and
2.	The completion, at our expense, of a personal interview with, and an assessment of, the Insured, including examination or tests by a “Licensed Health Care Practitioner” of our choice for the Chronic Illness qualifying event or by a physician of our choice for the Terminal Illness qualifying event; and our receipt of copies of any relevant medical records from a health care provider involved in the Insured’s care.
Note: If there is a difference in opinion between the Insured’s Licensed Health Care Practitioner and our Licensed Health Care Practitioner, we will require that a third opinion be obtained from a Licensed Health Care Practitioner acceptable to us and you. This opinion will be at our expense and will be mutually binding. A Licensed Health Care Practitioner is a physician, as defined in Section 1861(r)(1) of the Social Security Act, a registered professional nurse, licensed social worker, or other individual who meets such requirements as may be prescribed by the United States Secretary of Treasury, or qualifications to our satisfaction, and must be licensed in the United States.
Benefit Payments and the Remaining Benefit Amount: No benefits will be paid unless and until all Conditions for Eligibility for Benefit Payments have been satisfied and the terms and conditions of this rider are met. The Original Benefit Amount will be reduced by any benefit payments made. The balance remaining is the “Remaining Benefit Amount”. There is no waiting period to receive a benefit under this rider once all Conditions for Eligibility for Benefit Payments have been satisfied. Benefits for Terminal Illness will be paid as a lump sum while benefits for Chronic Illness will be paid on a monthly basis for each Benefit Period that commences due to the Insured’s Chronic Illness. Furthermore, we do not require proof of incurred expenses for you to receive benefits under this rider. This rider’s benefits will only be paid to the Owner of the Policy and will only be paid by check or other method made available by us and elected by you. Note: Any benefit to be paid is subject to the “Incontestability” provision of the Policy. You may elect to receive the benefits provided by this rider as follows:
(a)	Chronic Illness Monthly Benefit Amounts and then at a later date elect to receive the Terminal Illness benefit. In the same Policy Month, you may receive both a Chronic Illness Monthly Benefit Amount and the Terminal Illness benefit; or
(b)	Terminal Illness benefit and then at a later date elect to receive Chronic Illness Monthly Benefit Amounts.

The benefit payment options available to you under this rider are as follows:
(1)	For a Chronic Illness Qualifying Event
For each Benefit Period, defined below, in which you qualify to receive benefits, you may elect a Monthly Benefit Amount equal to or greater than the Minimum Monthly Benefit but not exceeding the Maximum Monthly Benefit. Both of these amounts are shown on the Policy Specifications. Please note that the Monthly Benefit Amount is not cumulative. The entire Maximum Monthly Benefit may be taken, but if not, the remaining portion cannot be added to future payments. By electing an amount less than the Maximum Monthly Benefit, the amount of the Original Benefit Amount available for later benefit payments (the “Remaining Benefit Amount” as noted above) will be reduced more slowly; however, you should consider that you may or may not re-qualify for future “Written Re-certifications”. A “Benefit Period” is a period of twelve consecutive months that begins on the Monthly Anniversary Day after the effective date of the Insured’s Chronic Illness. A new Benefit Period will begin no earlier than the end of the current Benefit Period.
The largest amount that may be elected is the Maximum Monthly Benefit, and may not exceed the lesser of (a) the percentage of the Original Benefit Amount on the Policy Specifications; or (b) the monthly equivalent of the Per Diem Limit (which is set annually on January 1 by the Internal Revenue Service.) At the time of claim and for each subsequent Benefit Period, we will notify you of your Maximum Monthly Benefit. You must inform us of all coverage and reimbursements that will (or are expected to) be received by you under any other insurance, generally, and under any other insurance that specifically covers the Insured’s Chronic Illness and is subject to the same limit.
Sixty (60) days prior to the end of each Benefit Period, we will send you documentation for Written Re-certification. If your Maximum Monthly Benefit is based on the Per Diem Limit and the Per Diem Limit increases, we will advise you of the adjusted Maximum Monthly Benefit. It will be based on a 30 day Policy Month and if you have elected the Maximum Monthly Benefit, the actual amount you receive will be adjusted based on the number of days in each Policy Month.
Chronic Illness Monthly Benefit Amounts will end when any of the following occur:
(1)	the Insured fails to meet any one of the Conditions for Eligibility for Benefit Payments;
(2)	you notify us to discontinue Monthly Benefit Amount payments; or
(3)	the Remaining Benefit Amount is reduced to zero; or
(4)	this rider terminates.
In the event you request that we discontinue Monthly Benefit Amount payments and then, at a later date, you desire to begin a new Benefit Period, we will allow you to do so provided all of the Conditions for Eligibility for Benefit Payments are met.
(2)	For a Terminal Illness Qualifying Event
The maximum Terminal Illness benefit payment will be the lesser of (a) 50% of the Remaining Benefit Amount; or (b) $250,000. Note: This benefit will only be paid once and will be paid as a lump sum, if you elect less than the maximum benefit, the remainder will not be available at a later date. The amount accelerated will be greater than the Terminal Illness benefit payment you request and will be determined by dividing the requested benefit payment by the applicable Terminal Illness actuarial discount factor discussed below. The amount accelerated will not be allowed to exceed the Remaining Benefit Amount.
As described above, a Terminal Illness actuarial discount factor will be applied to the Terminal Illness amount accelerated. This actuarial discount factor reflects the early payment of benefits available under the Policy. The actuarial discount factor used will be based on an interest rate which has been declared by us in effect on the date of application for benefit payments. The maximum interest rate used shall not exceed the greater of:
a)	the current yield on 90 day treasury bills available on the date of the application for the benefit payment; or

b)	the current Maximum Adjustable Policy Loan Interest Rate (the highest variable interest rate permitted under state law) in effect on the date of the application for the benefit payment. This maximum rate will not be more than the higher of the following:
(1)	The published monthly average (defined below) for the calendar month ending 2 months before the date of the application for an accelerated payment; or
(2)	A rate of 2 percent.
The published monthly average referred to above is defined as:
(a)	Moody's Corporate Bond Yield Average - Monthly Average Corporates as published by Moody's Investors Service, Inc., or any successor thereto; or
(b)	In the event that Moody's Corporate Bond Yield Average - Monthly Average Corporates is no longer published, a substantially similar average, established by regulation, or other method, issued by the Insurance Department of the state or other jurisdiction where the Policy is delivered.
Impact to Loans: Benefits paid under this rider will be first used to repay a portion of any outstanding Indebtedness under the Policy. The portion to be repaid will be determined by the product of the following:
[A / B] * C where:
A = is Indebtedness;
B = is the Remaining Benefit Amount immediately prior to a benefit payment; and
C = is either i. or ii. noted below, depending on the Qualifying Event:
i.	the Chronic Illness Monthly Benefit Amount; or
ii.	the Terminal Illness benefit payment divided by the applicable Terminal Illness actuarial discount factor.
If there is value in the Loan Account, the Loan Account will be reduced by the amount of the reduction in the benefit payment due to the repayment of Indebtedness.
It’s important to note that if any of the following riders are attached to your Policy, this rider may have an impact on any benefits provided under such rider.
Waiver of Monthly Deduction Rider: If the Insured is on Total Disability as provided under any Waiver of Monthly Deduction Rider, we will continue to waive the Monthly Deductions falling due under the Policy once payment of benefits begin under this rider.
Exec Enhanced Surrender Value Rider: Once payment of benefits under this rider begins, the Exec Enhanced Surrender Value Rider will terminate.
Overloan Protection Rider: If your Policy has a loan and you have received benefits under this rider, the “Minimum Death Benefit” provision of this rider will supersede the Overloan Protection Rider. If this rider terminates and the Policy remains in force, the benefit under the Overloan Protection Rider will be available subject to the terms of that rider.
Benefit payments under this rider will reduce certain policy and rider values by multiplying such values by a Reduction Ratio noted below. The values that will be reduced are as follows:
1.	Specified Amount;
2.	Accumulation Value;
The Reduction Ratio will be applied to the Accumulation Value in the following order:
(i) The Fixed Account Value and Sub-Accounts will be reduced first in the same proportion as the balances are invested in such accounts;

(ii) If insufficient value exists in the Fixed Account and Sub-Accounts to cover the reduction in Accumulation Value, the Holding Account Value, if any, will be reduced;
(iii) If insufficient value exists in the Holding Account to cover the reduction in Accumulation Value, the most recently opened Segment, if any, will be reduced and will continue in successive order on a last in – first out basis. If multiple Segments were opened on the same Allocation Date, a prorated portion will be taken from each Segment.
Any reduction will occur on the Monthly Anniversary Day prior to the Monthly Deduction. The proportion by which the above values will be reduced will be based on a Reduction Ratio, determined as follows:
A.	Chronic Illness Benefit Payments:
Each Monthly Benefit Amount will reduce the above values by a Reduction Ratio of (b-a)/b where:
a = is the Monthly Benefit Amount, and
b = is the Remaining Benefit Amount immediately prior to a benefit payment.
B.	Terminal Illness Benefit Payment:
The payment of a Terminal Illness benefit will reduce the above values by a Reduction Ratio of (b-a)/b where:
a = is the Terminal Illness benefit payment divided by the applicable Terminal Illness actuarial discount factor, and
b = is the Remaining Benefit Amount immediately prior to the benefit payment.
Additional terms to consider:
For each Policy Month you receive a rider benefit payment, we will send you a monthly report showing the change in current values under your Policy.
If a Death Benefit Option other than Death Benefit Option 1 (Level) is in effect, the Death Benefit Option will be changed to Death Benefit Option 1 (Level) prior to the first benefit payment. No further Death Benefit Option changes are permitted.
The Surrender Charges as shown on the Policy Specifications will be waived.
If the Policy includes a No-Lapse Provision, the provision will terminate.
If there is any Premium in a premium deposit fund, this Premium will be returned to you and will be treated as a normal return of Premium and not as a benefit payment under this rider. If we return any accrued interest with the Premium amount, the interest will be reported as taxable income to you.
You may not make a change in Specified Amount, a change in the Insured’s premium class as shown on this rider’s Policy Specifications, or add rider benefits or increase the amount of rider benefits.
Further, we reserve the right to transfer all value of each Sub-Account(s) to the Fixed Account. We also reserve the right to transfer all value of the Holding Account and the Indexed Account, if any, to the Fixed Account.
If the death of the Insured occurs prior to the date you satisfy all Conditions for Eligibility for Benefit Payments, we will pay the Death Benefit Proceeds. If the death of the Insured occurs while benefits are being received under this rider, we will pay the Death Benefit Proceeds, which may be less than the Remaining Benefit Amount, and the Death Benefit Proceeds will be reduced by any decrease in the remaining Benefit Amount after the date of the Insured’s death.
This rider provides for Monthly Deductions to be waived in the event you are receiving or have received Chronic Illness Monthly Benefits or a Terminal Illness Benefit. Once benefit payments begin, the Policy’s Monthly Deductions will continue until the Policy’s Surrender Value is reduced to an amount insufficient to pay the Monthly Deduction. After this occurs, the Policy will not lapse as long as this rider is in force. We will stop billing you and will not allow Premium Payments. However, we will continue to accept loan repayments.

It is important to note that benefits under this rider are not provided for Chronic Illness resulting from:
1.	Intentionally self-inflicted injury or attempted suicide;
2.	War or any act of war (whether declared or undeclared);
3.	The Insured’s participation in a felony, riot, or insurrection; or
4.	Alcoholism or drug addiction.
You may reinstate this rider as part of your Policy if the Policy is terminated and reinstated. Such reinstatement will be subject to satisfactory evidence of insurability and all other terms and conditions of the Policy to which it is attached.
This rider and all rights provided under it will terminate automatically upon whichever of the following occurs first:
1.	The date you request in writing to terminate this rider;
2.	The Policy’s Specified Amount exceeds the Specified Amount Limit as shown on the Policy Specifications;
3.	The Remaining Benefit Amount is reduced to zero which will cause the termination of both this rider and the Policy to which it is attached;
4.	Termination of the Policy; or;
5.	The death of the Insured which will cause Death Benefit Proceeds to become payable under the Policy
In addition, if you have received payment for benefits under this rider, this rider will terminate on the earliest of the following:
1.	The date you take a Partial Surrender under the Policy; or
2.	The date you take a loan under the Policy.
Overloan Protection Rider.   If this rider is issued with your Policy, you meet the requirements as described in the rider (see below) and you choose to take advantage of the benefit it provides, your Policy will not lapse due to insufficient value. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.
We will automatically issue this rider with your Policy if the death benefit qualification test chosen is the Guideline Premium Test. This rider is not available if you have chosen the Cash Value Accumulation Test as the basis for the Policy qualifying as life insurance under federal tax law and the benefit is not available to you if the Policy is a Modified Endowment Contract. While there is no charge for adding this rider to your Policy, if you choose to exercise this benefit, there is a one-time charge shown in the Policy Specifications. (See Policy Charges and Fees and Table II of this prospectus.)
In addition to the conditions mentioned above the following must be met at the time the benefit is exercised:
•	Policy Indebtedness is larger than the Specified Amount;
•	The Policy has been in force for a minimum number of Policy Years (“Minimum Policy Years in Force”) as shown in the Policy Specifications;
•	Any Insured identified in the Policy Specifications has attained the age shown as the “Minimum Attained Age” in the Policy Specifications;
•	A level Death Benefit must be in effect;
•	The Policy’s Accumulation Value less Indebtedness must be enough to cover the charge as shown in the Policy Specifications;
•	The ratio of Indebtedness to the Policy’s Accumulation Value must be between the Minimum and Maximum Value

Threshold Percentages shown in the Policy Specifications (applies only to Policies with applications signed on or after May 9, 2016);
•	Both the guideline single premium and the guideline level premiums calculated under the Guideline Premium Test must be greater than zero (see the “Death Benefit Qualification Test” section of this prospectus) (applies only to Policies with applications signed on or after May 9, 2016);
•	The sum of three Monthly Deductions and the election charge must exceed the Surrender Value. (applies only to Policies with applications signed prior to May 9, 2016).
Once you exercise the benefit, the following changes will be made to your Policy:
1. We will no longer allow Premium Payments, Partial Surrenders, or changes to the Specified Amount;
2. All other riders will be terminated;
3. No additional Monthly Deductions will be taken;
4. No additional loans will be allowed (only applicable for Policies with applications signed prior to May 9, 2016).
5. The Separate Account Value (also referred to the “Variable Account Value” in the rider), if any, will be transferred to the Fixed Account. (This transfer will not be subject to any limitations that may otherwise be in effect and will not be assessed a charge. Also, no further transfers will be allowed, and Automatic Rebalancing will end); and
6. The Policy will become paid-up insurance (i.e. no further payments will be required) and the death benefit will be determined as provided by the Policy but will be no less than the greater of the following, less Indebtedness:
(i) Indebtedness plus $10,000 (for Policies with applications signed on or after May 9, 2016) or Accumulation Value plus $10,000 (for Policies with applications signed prior to May 9, 2016); or
(ii) An amount determined by us equal to the amount required to qualify the Policy as life insurance under the Internal Revenue Code.
You should consult with a qualified tax advisor before exercising this rider, as there may be tax consequences. Also, we will provide you with notice the first time your Policy meets all the conditions and requirements noted above. We strongly recommend that you carefully monitor the performance of your Policy by annually reviewing a projection of the Policy’s benefits and values (an “illustration”) in order to improve your opportunity of meeting the requirements and conditions of the rider.
Waiver of Monthly Deduction Rider.  If desired, you must select this rider when you initially apply for insurance. Monthly Deductions will be waived during periods of covered total disability commencing prior to the Policy Anniversary nearest the Insured’s 65th birthday. Charges for this rider, if elected, are part of the Monthly Deductions.
Continuation of Coverage
If the Insured is still living at Attained Age 121, and the Policy has not been surrendered, the Policy will automatically remain in force until surrender or death of the Insured.
The Death Benefit Proceeds payable under this Continuation of Coverage provision may be reduced if you have elected a Benefit Selection Option percentage. The Benefit Selection Option and the impact the Benefit Selection Option may have on the Continuation of Coverage provision is detailed in the section below headed “Benefit Selection Option”.
There are certain changes that will take place on the Policy Anniversary when the Insured reaches Attained Age 121:
1)	we will no longer accept Premium Payments;
2)	we will make no further deductions;
3)	policy values held in the Separate Account and Holding Account will be transferred to the Fixed Account;

4)	we will continue to credit interest to the Fixed Account;
5)	we will no longer transfer amounts to the Sub-Accounts;
6)	we will no longer allow any new Segments to be opened and the value of each Maturing Segment will be transferred to the Fixed Account on the Segment Maturity Date;
7)	we will convert a Participating Loan to a Fixed Loan; and
8)	we will continue to charge loan interest.
However, loan interest will continue to accrue.
Benefit Selection Option
When you apply for the Policy, you may elect the Benefit Selection Option. If you elect this option, you will reduce the Specified Amount used to calculate the Death Benefit Proceeds under the Continuation of Coverage provision if the Insured dies after reaching Attained Age 121.
With this option, you can choose to strike a balance between a potentially greater Accumulation Value and the death benefit protection provided after Attained Age 121 by the Continuation of Coverage provision of your Policy. When considering this option, you should consider the amount of market risk which is appropriate for you and your circumstances. This option is designed to reduce the Monthly Administrative Expense Fee deducted from your Policy and thereby reduce the cost of the death benefit provided by your Policy.
Since reducing the monthly charges will reduce the amounts deducted from your Policy’s Accumulation Value, you have the opportunity to have a larger Accumulation Value allocated to the Fixed Account and Indexed Account, and invested in the Sub-Accounts. Inasmuch as your election to reduce the Continuation of Coverage death benefit would not affect your Policy until the Insured reaches Attained Age 121, you should discuss with your registered representative the extent to which your need for such protection may decrease at that point. Your registered representative can prepare personalized illustrations which would demonstrate the impact of your choosing a Benefit Selection Option percentage greater than zero.
You elect this option by choosing a Benefit Selection Option percentage greater than zero. Your election will reduce the Policy’s Monthly Administrative Expense Fee; however, it will also reduce the death benefit provided by the Continuation of Coverage provision of your Policy to the extent that the death benefit is based upon the Specified Amount. The Continuation of Coverage provision of your Policy provides for a death benefit after the Insured has reached Attained Age 121 which is the greater of:
(i) the death benefit provided by the Death Benefit Option you have chosen (which is the Specified Amount or uses the Specified Amount as a factor in its calculation) (referred to as the “Continuation of Coverage Death Benefit Based Upon Specified Amount”); or
(ii) an amount equal to your Policy’s Accumulation Value on the date of death multiplied by the percentage shown in the corridor percentages table in the specifications pages of your Policy (referred to as the “Continuation of Coverage Death Benefit Based Upon Accumulation Value”),
both less Indebtedness (see section headed “Death Benefits – Death Benefit Options” for discussion of impact on death benefits of your choice of Death Benefit Options).
The following example shows three Policies on the same Insured. In the first Policy, the Benefit Selection Option was not elected; and in the second and third Policies the Benefit Selection Option (with differing percentages) was elected:

Male, 55 Year Old, Standard Non-tobacco
Benefit Selection Option	Monthly Administrative Expense Fee	Continuation of Coverage Specified Amount	Result
Election: None	$0.42167 per thousand of Specified Amount (higher)	100% of Specified Amount (higher)	This option offers the full Specified Amount during Continuation of Coverage. The price of the protection is reflected in the higher Monthly Administrative Expense Fee.
Election: 50%	$0.26084 per thousand of Specified Amount (lower)	50% of Specified Amount (lower)	This option offers less than the full Specified Amount during Continuation of Coverage. The Monthly Administrative Expense Fee is reduced in exchange. Therefore, this option allows somewhat more money to be invested in the Sub-Accounts or allocated to the Fixed Account and Indexed Account while providing a part of the Specified Amount during Continuation of Coverage.
Election: 100%	$0.10000 per thousand of Specified Amount (lowest)	0% of Specified Amount (lowest)	This option offers no Continuation of Coverage Specified Amount. The Monthly Administrative Expense Fee is reduced in exchange. Therefore, this option allows more money to be invested in the Sub-Accounts or allocated to the Fixed Account and Indexed Account.
You elect this option by selecting a percentage from 1 to 100. This election must be made at Policy issue and is irrevocable. The impact of selecting a Benefit Selection Option percentage greater than zero on your Policy is best shown in an illustration. Please ask your registered representative for illustrations which demonstrate the impact of electing various Benefit Selection Option percentages greater than zero.
If elected, the percentage you select under this option will be shown in your Policy Specifications. Once your Policy is issued with the Benefit Selection Option, you may not change the percentage you selected nor may you terminate your election.
Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
2)	death of the Insured; or
3)	failure to pay the necessary amount of Premium to keep your Policy in force.
State Regulation
New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your Policy.

PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. There is no minimum Premium required, except as may be required to maintain the No-Lapse Provision, or to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Surrender Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus). Premiums may be paid any time before the Insured attains age 121, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus).
The initial Premium must be paid for policy coverage to be effective.
Allocation of Net Premium Payments
Your “Net Premium Payment” is the portion of a Premium Payment remaining after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts, the Fixed Account, and the Indexed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts, the Fixed Account, and the Indexed Account on a form provided by us for that purpose. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time.
Net Premium Payments allocated to the Indexed Account are placed in the Holding Account until the next “Monthly Indexed Account Allocation Date”. The Monthly Indexed Account Allocation Date is the 15th day of the calendar month. You may change your Indexed Account allocations at any time; however, Indexed Account allocations changes received less than two business days prior to the Monthly Indexed Account Allocation Date will require allocation changes to be delayed until the next Monthly Indexed Account Allocation Date.
Maturing Segments will be allocated to the Fixed Account, Sub-Account(s), and Indexed Account per your allocation instructions.
The amount of Net Premium Payments allocated to the Sub-Accounts, the Fixed Account, and the Indexed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the “Valuation Period” in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m., Eastern Time, unless the New York Stock Exchange closes earlier.
The Valuation Period is the time between “Valuation Days”. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. We reserve the right to stop sending Premium reminder notices if no Premium Payment has been made within 2 Policy Years. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase Planned Premiums, or pay additional Premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the Specified Amount and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test or, if you so elected at the time you applied for the Policy, the Cash Value Accumulation Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
Policy Values
Policy value in your variable life insurance policy is also called the Accumulation Value.
The Accumulation Value equals the sum of the Fixed Account Value, Separate Account Value, Holding Account Value, Indexed Account Value, and Loan Account Value. At any point in time, the Accumulation Value reflects:
1) Net Premium Payments made;
2)  the amount of any Partial Surrenders;
3)  any increases or decreases as a result of market performance of the Sub-Accounts;
4)  interest credited to the Fixed Account, Holding Account, Indexed Account or the Loan Account;
5)  Persistency Bonuses, if any;
6)  Index Bonuses, if any;
7)  Monthly Deductions; and
8)  all charges and fees deducted.
The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit value for a Sub-Account for a Valuation Period is determined as follows:
1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Underlying Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.
The Fixed Account Value, if any, reflects amounts allocated to or transferred to or from the Fixed Account, plus interest credited, any Persistency Bonuses (see below) and less any deductions including Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited daily at the greater of a rate of 0.00272616% (equivalent to a compounded annual rate of 1%) or a higher rate determined by the Company.
The Loan Account Value, if any, reflects any outstanding Fixed Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. We do not guarantee the Loan Account Value. Interest is credited on the Loan Account at an effective annual rate of 3% in all years.
The Holding Account Value, if any, reflects amounts allocated to or transferred to or from an account called the “Holding Account”, plus interest credited, and less any deductions including Partial Surrenders. Any money allocated to the Indexed Account will first be deposited into the Holding Account. Interest is credited daily at the greater of a rate of 0.00272616% (equivalent to a compounded annual rate of 1%) or a higher rate determined by the Company.
The Indexed Account Value, if any, reflects the sum of all Segments that have not met their Segment Maturity Date. The value of a Segment is the amount of any transfer from the Holding Account, plus any Index Bonus credits, less any deductions including Partial Surrenders. Value that has remained in a Segment until the Segment Maturity Date is eligible for an Indexed Credit. Refer to the section of this prospectus headed “Indexed Account Options” for further detail regarding the calculation of Indexed Credits and your Indexed Account Options.  The Value of a Maturing Segment will be allocated to the Fixed Account, Sub-Account(s), and Indexed Account Options per your allocation instructions. You may establish more than one Segment on the same date and there are currently no limitations on the number of Segments in effect at one time.
Index Bonus
One of the considerations for allocating to the Fixed Account instead of the Indexed Account is to provide sufficient value to cover Monthly Deductions within the Fixed Account to avoid a reduction to the value of a Segment. However, putting too much money in the Fixed Account can reduce the potential for Indexed Account growth.
The Index Bonus is designed to eliminate the need to direct allocations to the Fixed Account for the purpose of covering Monthly Deductions. If the Policy Value is greater than zero and a Monthly Deduction is to be applied against a Segment, we guarantee to credit an Index Bonus. The amount credited will equal the total reduced value of all Segments multiplied by a factor that approximates the interest you would have been credited if that value had been in the Fixed Account, guaranteed to be no less than an effective annual rate of 1%. The Index Bonus will be credited on the Monthly Anniversary Day, after the processing of the Monthly Deduction, to the most recently opened Segment with a value greater than zero.  If multiple Segments were opened on the same allocation date, a prorated portion of the Index Bonus will be credited to each of the Segments.
Persistency Bonus
On each Monthly Anniversary Day beginning with the first Monthly Anniversary Day in Policy Year 16, we will credit a Persistency Bonus to the Fixed Account and any of the Sub-Account(s) in the same proportion as the balances invested in the total of such account(s) as of the date the credit is applied, at an annual rate guaranteed to be not less than 0.35% of the Fixed Account Value and Sub-Account Value on the Monthly Anniversary Day.
The Persistency Bonus is based upon reduced costs in later Policy Years that we can pass on to policies that are still in force. Our payment of the Persistency Bonus will not increase or affect the charges and expenses of your

Policy or any riders other than by virtue of increasing the Sub-Account values and Accumulation Value upon which certain charges and expenses of the Policy are based.
Annual Statement
We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value, Holding Account Value, Indexed Account Value, and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
DEATH BENEFITS
The “Death Benefit Proceeds” is the amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Indebtedness, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders and your selection of a Benefit Selection Option percentage may impact the amount payable as Death Benefit Proceeds in your Policy. Refer to the section of this prospectus headed “Continuation of Coverage” for a discussion of the death benefits for age 121 and later.
Death Benefit Proceeds
The Death Benefit Proceeds payable upon the death of the Insured will be the greater of:
1)	the amount determined by the death benefit option (see below) in effect on the date of the death of the Insured, less any Indebtedness; or
2)	an amount equal to the Accumulation Value on the date of death plus any interest credited to a Segment that has not reached maturity on the date of the Insured's death at the guaranteed annual interest of 1% applied on a prorated basis multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications, less any Indebtedness. (Please note that the investment performance of the Sub-Accounts you have chosen will impact the Accumulation Value and therefore may affect the amount of Death Benefit Proceeds payable.)
Death Benefit Options
Three different death benefit options are available. You may choose the death benefit option at the time you apply for your Policy. If you do not choose a death benefit option at that time, Death Benefit Option 1 will apply. (See discussion under heading “Changes to the Initial Specified Amount and Death Benefit Options” for details as to changes you are permitted to make in your choice of death benefit option after your Policy has been issued). Your registered representative can assist you in determining the option that best meets your needs.
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount (a minimum of $100,000) level death benefit, less any Partial Surrenders after the date of death.	None; level death benefit

Option	Death Benefit Proceeds Equal to the	Variability
2	The greater of:
a) the sum of the Specified Amount plus the Accumulation Value as of the date of the Insured’s death, less any Partial Surrenders after the date of death; or
b) the Specified Amount as of the date of the Insured's death, multiplied by 115%, less any Partial Surrenders after the date of death.

	For all other Policies, only a) applies.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the Sub-Accounts or the interest credited to the Fixed Account and Indexed Account.
3	Sum of the Specified Amount plus the accumulated Premiums, up to the Death Benefit Option 3 limit as shown on the Policy Specifications less any Partial Surrenders after the date of death.	Will generally increase, depending on the amount of Premium paid.
A Partial Surrender after the date of death is an amount we may have paid to the Owner after the date of the Insured’s death but before the death of the Insured was reported to us.
Your choice of death benefit option will impact the Cost of Insurance Charge because the Cost of Insurance Charge is based upon the Net Amount at Risk. The Net Amount at Risk for your Policy is the difference between the Specified Amount and the Accumulation Value of your Policy. Therefore, for example, if you choose Death Benefit Option 1, if your Accumulation Value increases (because of positive investment results), your Cost of Insurance Charge will be less than if your Accumulation Value did not increase or declined. (See section headed “Cost of Insurance” for discussion of Cost of Insurance Charges.)
The death benefit payable under any of the death benefit options will also be reduced by the amount necessary to repay the Indebtedness in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.
Partial Surrenders may also reduce the death benefit payable under any of the death benefit options (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender will have on the death benefit payable under each option.)
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. Any increase in Specified Amount may increase the Net Amount at Risk and the Cost of Insurance Charge. (See the “Cost of Insurance Charge” section of this prospectus.) The minimum Specified Amount is currently  $100,000 (other limits may apply when your Policy is not fully underwritten).
A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender may have on the Specified Amount.)
The death benefit option may be changed to Death Benefit Option 1, subject to our consent, as long as the Policy is in force.
You must submit all requests for a change to Death Benefit Option 1 and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.

Option change	Impact
2 to 1	The Specified Amount will be increased by the greater of:
a) the Accumulation Value as of the effective date of change; or
b) the Specified Amount as of the Monthly Anniversary Day on or next following the date we receive the request for a change, multiplied by 15%.
(This changes the death benefit under the Policy from one that may increase over time by the growth in the Accumulation Value to a level death benefit.)
3 to 1	The Specified Amount will be increased by accumulated Premiums up to the Death Benefit Option 3 limit as shown on the Policy Specifications as of the effective date of the change.
Death Benefit Option 2 or Death Benefit Option 3 may only be elected at the time you apply for your Policy.
If you increase the Specified amount, there will be additional Surrender Charges in the event you request a surrender of the Policy. A Surrender Charge may apply to a Reduction in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A table of Surrender Charges is included in the Specifications Pages of each Policy.
Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount. We may also decline such a request if it would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the death benefit qualification test you elected at the time you applied for the Policy.
Also, because the death benefit qualification tests, as discussed below, require certain ratios between Premium and death benefit and between the Policy’s Accumulation Value and death benefit, we may increase the Policy's death benefit above the Specified Amount in order to satisfy the test you elected. If the increase in the Policy's death benefit causes an increase in the Net Amount at Risk, charges for the Cost of Insurance Charge will increase as well.
Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life, provided that any increase in cost is either included in a Premium Payment by you or the Policy’s Accumulation Value is sufficient to cover the increased Monthly Deduction. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.
Death Benefit Qualification Test
You will have the opportunity to choose between the two death benefit qualification tests defined in Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”), the “Cash Value Accumulation Test” and the “Guideline Premium Test”. If you do not choose a death benefit qualification test at that time, you will be deemed to have chosen the Guideline Premium Test. Once your Policy has been issued and is in force, the death benefit qualification test cannot be changed. The Cash Value Accumulation Test is not available if you choose Death Benefit Option 3.
The Guideline Premium Test calculates the maximum amount of Premium that may be paid to provide the desired amount of insurance for an Insured of a particular age. Because payment of a Premium amount in excess of this amount will disqualify the Policy as life insurance, we will return to you any amount of such excess. The test also applies a prescribed percentage factor, to determine a minimum ratio of death benefit to Accumulation Value. A table of the applicable percentage factors will be included as a part of the Policy Specifications when you receive your Policy.

The Cash Value Accumulation Test requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the “Net Single Premium” required to fund the future benefits under the Policy. (The “Net Single Premium” is calculated in accordance with Section 7702 of the Code and is based on the Insured’s age, risk classification and gender.) At any time the Accumulation Value is greater than the Net Single Premium for the proposed death benefit, the death benefit will be automatically increased by multiplying the Accumulation Value by a percentage that is defined as $1,000 divided by the Net Single Premium. A table of the applicable percentage factors will be included as a part of the Policy Specifications when you receive your Policy.
The tests differ as follows:
(1) The Guideline Premium Test expressly limits the amount of Premium that you can pay into your Policy; while the Cash Value Accumulation Test does not.
(2) The factors that determine the minimum death benefit relative to the Policy’s Accumulation Value are different and required increases in the minimum death benefit due to growth in Accumulation Value will generally be greater under the Cash Value Accumulation Test.
(3) If you wish to pay more Premium than is permitted under the Guideline Premium Test, for example to target a funding objective, you should consider the Cash Value Accumulation Test, because it generally permits the payment of higher amounts of Premium. Please note that payment of higher Premiums could also cause your Policy to be deemed a MEC (see Tax Issues, sub-section Policies That Are MEC’s in your prospectus).
(4) If your primary objective is to maximize the potential for growth in Accumulation Value, or to conserve Accumulation Value, generally the Guideline Premium Test will better serve this objective.
(5) While application of either test may require an increase in death benefit, any increase in the Cost of Insurance Charges that arises as a result of the increase in the Policy’s Net Amount at Risk will generally be less under the Guideline Premium Test than under the Cash Value Accumulation Test. This is because the required adjustment to the death benefit under the Guideline Premium Test is lower than that which would result under the Cash Value Accumulation Test.
You should consult with a qualified tax advisor before choosing the death benefit qualification test.
Please ask your registered representative for illustrations which demonstrate the impact of selection of each test on the particular Policy, including any riders, which you are considering.
Payment of Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of the Insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.

POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is the Accumulation Value less any Indebtedness, less any applicable Surrender Charge (the “Surrender Value”). If your Policy was purchased on a multi-life basis as Lincoln AssetEdge® Exec VUL 2015, which includes the Exec Enhanced Surrender Value Rider, your Surrender Value may be enhanced if you fully surrender your Policy during the Surrender Charge period.
Any surrender results in a withdrawal of values from the Sub-Accounts, the Fixed Account, and the Indexed Account that have values allocated to them. If value is deducted from a Segment that has not reached maturity in the Indexed Account, the amount of interest that will be applied to the reduction in value of the Segment will be a prorated portion of the guaranteed annual interest of 1%. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven calendar days (or the Valuation Day next succeeding such day) of our receipt of your request.
At any time, you may transfer all of the Separate Account Value, Indexed Account Value and Holding Account Value to the Fixed Account. You may then surrender the Policy in exchange for a life insurance policy the values and benefits of which do not depend upon the performance of the Separate Account. The new policy will not require the payment of further Premiums, and the amount of the death benefit will be equal to what can be purchased on a single Premium basis by the Surrender Value of the Policy you are surrendering. No further administrative fees will be deducted under the new Policy. Note, too, that unless otherwise provided, you will not be able to continue any supplementary or additional benefits provided by riders under the original Policy. Please contact your financial advisor for an illustration of the policy you could receive if you decide to exchange your Policy.
Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the Policy’s Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below. If you wish to make a surrender in excess of 90% of the Surrender Value of your Policy, you must specifically request a Full Surrender of your Policy. Charges for Full Surrenders will apply (see section headed “Surrender Charges” for a discussion of Surrender Charges). Your Policy’s Surrender Value equals the Policy's Accumulation Value less any Indebtedness, less any applicable Surrender Charge.
Partial Surrenders may reduce the Accumulation Value and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in the same proportion as the balances invested in the total of such account(s) as of the date of deduction. If insufficient value exists from the Fixed Account and any Sub-Accounts to cover the Partial Surrender, value will be deducted from the Holding Account. If insufficient value exists in the Holding Account, value will be deducted from the most recently opened Segment in the Indexed Account and will continue in successive order on a last in- first out basis. If multiple Segments were opened on the same Indexed Account Allocation Date, a prorated portion will be taken from each Segment. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.

Death Benefit Option in Effect	Impact of Partial Surrender
1	The Specified Amount will be reduced by the greater of:
a. zero; or
b. an amount equal to the amount of the Partial Surrender minus the greater of i) zero and ii) the result of [(1) minus (2)] divided by (3) where:
(1) is an amount equal to the Accumulation Value on the Valuation Day immediately prior to the Partial Surrender multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications;
(2) is the Specified Amount immediately prior to the Partial Surrender; and
(3) is the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications.
2	Will reduce the Accumulation Value, but not the Specified Amount.
3	Will reduce the accumulated Premiums, and the Specified Amount to the extent that the amount of the Partial Surrender exceeds the accumulated Premiums.
Partial Surrender proceeds will generally be paid within seven calendar days of our receipt of your request.
POLICY LOANS
Your Policy permits you to borrow against its Surrender Value in the form of two loan options: a Fixed Loan or a Participating Loan. Only one of these loan options is available at any given time. When requesting a loan, you choose either the Fixed Loan or Participating Loan option. If there is an existing loan, any new loan will be the same option unless you request to switch loan options for both the existing and new loans.
A Fixed Loan may be for any amount up to the then current Surrender Value. A Participating Loan may be for any amount up to the lesser of the current Surrender Value or the Accumulation Value allocated to the Holding Account and Indexed Account. However, we reserve the right to limit the amount of any loan to 90% of the current Surrender Value. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy's death benefit and Accumulation Value.
Fixed Loan
The amount of your Fixed Loan will be withdrawn from the Sub-Accounts and Fixed Account in the same proportion as the balances invested in the total of such account(s). If insufficient value exists from the Fixed Account and any Sub-Accounts, value will be deducted from the Holding Account. If insufficient value exists in the Holding Account, value will be deducted from the most recently opened Segment in the Indexed Account and will continue in successive order on a last in- first out basis. If multiple Segments were opened on the same Indexed Account Allocation Date, a prorated portion will be taken from each Segment. The Loan Account is the account in which Fixed Loan Indebtedness (outstanding loans and interest) accrues. Amounts transferred to the Loan Account do not participate in the performance of the Sub-Accounts, Fixed Account, Holding Account or Indexed Account. Fixed Loans, therefore, can affect the Policy's death benefit and Accumulation Value whether or not they are repaid. Interest on Fixed Loans accrues daily at an effective annual rate of 4% in years 1-10 and 3% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy. Policy values in the Loan Account are part of the Company's General Account.
The amount of your Fixed Loan, plus any accrued but unpaid interest, is added to your outstanding Indebtedness. Unless paid in advance, Fixed Loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. If insufficient value exists from the Fixed Account and any Sub-Accounts, value will be deducted from the Holding Account. If insufficient value exists in the Holding Account, value will be deducted from the most recently opened Segment in the Indexed Account and will continue in successive order on a last in- first out basis. If multiple Segments were opened on the same Indexed Account Allocation Date, a prorated portion will be taken from each Segment. This amount will be treated as an additional Fixed Loan, and added to the Loan Account Value. Lincoln Life credits interest to the Loan Account Value at a rate of 3% in all years.
If an amount is transferred out of the Indexed Account for a Fixed Loan, and within a 12-month period from the date of that transaction either a Premium Payment or loan repayment is made, we reserve the right to:
a.	Allocate the Net Premium Payment or loan repayment to the Fixed Account, and
b.	Restrict transfers from the Fixed Account or the Sub-Accounts into the Holding Account for allocation to the Indexed Account.
Participating Loan
A Participating Loan is a loan against the Holding Account Value and Indexed Account Value where an amount equal to the Indebtedness remains in the Holding Account and Indexed Account as allocated at the time the loan is taken, and not transferred to the Loan Account. The amount available for a Participating Loan is determined as the minimum of:
a.	the Policy’s Surrender Value; or
b.	the sum of the Holding Account Value plus Indexed Account Value.
Interest on Participating Loans accrues daily at an effective annual rate of 6% in years 1-10, 5% in years 11 through Attained Age 121, 3% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy.
On each Policy Anniversary, if Indebtedness is greater than the sum of the Holding Account Value and the Indexed Account Value, amounts will be withdrawn from the Fixed Account and any Sub-Accounts in the same proportion as the balances invested in the total of such accounts and transferred to the Holding Account until Indebtedness equals the sum of the Holding Account Value and Indexed Account Value.
Loan Conversion
A conversion from one loan option to the other can be done only once in a twelve month period and only after twelve months have elapsed from the date of the most recent loan. The entire loan must be converted. When a loan is converted, interest will be charged at the interest rate in effect for the current loan option until the date of the conversion. From the date of conversion, interest is charged at the interest rate in effect under the new loan option.
Participating Loan to Fixed Loan: On the day the Participating Loan is converted to a Fixed Loan, an amount equal to the loan principal will be transferred from the Fixed Account and Sub-Accounts in the same proportion as the balances invested in the total of such accounts into the Loan Account. If insufficient value exists from the Fixed Account and any Sub-Accounts, value will be deducted from the Holding Account. If insufficient value exists in the Holding Account, value will be deducted from the most recently opened Segment in the Indexed Account and will continue in successive order on a last in- first out basis. If multiple Segments were opened on the same Indexed Account Allocation Date, a prorated portion will be taken from each Segment.
Fixed Loan to Participating Loan: Unless otherwise requested by you, when a Fixed Loan is converted to a Participating Loan, the Loan Account Value will be transferred to the Indexed Account according to your Indexed Account Allocation instructions.
Loan Repayment
Your outstanding loan balance may be repaid at any time during the lifetime of the Insured. For a Participating Loan, the Indebtedness will be reduced by the amount of the loan repayment.
For a Fixed Loan, the Indebtedness and the Loan Account will be reduced by the amount of any loan repayment. Any repayment to a Fixed Loan, other than loan interest, will be allocated to the Sub-Accounts, Fixed Account, and Indexed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise.

When making a payment other than an initial payment to us, we will apply your payment as Premiums and not as loan repayments unless you specifically instruct us otherwise.
Any increase in Indebtedness, including loan interest due but not yet charged, may reduce the Surrender Value and cause the Policy to enter the Grace Period. If your Policy lapses while a loan is outstanding, the borrowed amount may be taxable to you to the extent your Policy’s value exceeds your basis in the Policy.
You should carefully consider that requesting a Policy Loan will reduce the Enhanced Surrender Value available under the Exec Enhanced Surrender Value Rider (see section headed “Riders — Exec Enhanced Surrender Value Rider” for discussion of the benefits available). In addition, as your Policy may include the Overloan Protection Rider, your Policy may not lapse solely because the total of your Policy Loans plus unpaid interest exceeds the Surrender Value (see section headed “Riders – Overloan Protection Rider” for a discussion of the benefits available).
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
LAPSE AND REINSTATEMENT
If at any time
1)	the Surrender Value of the Policy is insufficient to pay the Monthly Deduction, and
2)	the No-Lapse Provision of the Policy is not preventing the termination of the Policy, then all coverage will terminate. This is referred to as “Policy Lapse”.
The Surrender Value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Indebtedness for Policy Loans; or
5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Surrender Value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment that must be paid to avoid termination of your Policy.
If the amount in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
In addition, your Policy includes a No-Lapse Provision, if available (see section headed “No-Lapse Provision” below for discussion of availability), which is described below, and may prevent lapse.
No-Lapse Provision
Your Policy includes a No-Lapse Provision, if available to you under our underwriting guidelines. This means that if this provision is available to you your Policy will not lapse as long as you have paid the required No-Lapse Premium. The No-Lapse Premium is the cumulative Premium required to maintain the No-Lapse Provision, preventing your Policy from lapse, and is shown in the Policy Specifications.

There is no difference in the calculation of policy values and death benefit between a Policy that has the No-Lapse Provision, and a Policy that does not. This is true whether or not the No-Lapse Provision is active and keeping the Policy from lapsing.
There is no charge for this feature. The length of the No-Lapse period is determined by the Insured’s issue age, and is shown in the Policy Specifications.
If, on the Policy Date, the Insured is:	The No-Lapse period is:
• Ages 0-50,	20 years
• Age 51,	19 years
• Age 52,	18 years
• Age 53,	17 years
• Age 54,	16 years
• Age 55,	15 years
• Age 56,	14 years
• Age 57,	13 years
• Age 58,	12 years
• Age 59,	11 years
• Age 60 and above	10 years
The Policy will not lapse even if the Surrender Value is insufficient to meet the Monthly Deductions, as long as the sum of all Premium Payments (less any Partial Surrenders) accumulated at 4%, less any Indebtedness, is at least equal to the sum of the No-Lapse Premiums due since date of issue (shown in the Policy Specifications) accumulated at 4% interest.
If you fail to satisfy the requirements for the No-Lapse Provision, and you have paid insufficient Premium to cover your Monthly Deductions, the Policy, after notice, and expiration of the Policy's Grace Period, will lapse.
If this provision is available to you, your No-Lapse Premium is shown on the Policy Specifications pages. To determine if you are meeting the cumulative Premium Payment required to retain the No-Lapse Protection, review your most recent quarterly statement or contact our Administrative Office.
If the No-Lapse Provision terminates, the Premiums you must pay to keep the Policy in force may be significantly higher than the No-Lapse Premium would have been. If you pay only the minimum Premium needed to keep the No-Lapse Provision in force, you may be foregoing the potential for increased Accumulation Value that higher Premium Payments could provide.
Your Policy may also include the Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Surrender Value. It is a limited benefit in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.
Reinstatement of a Lapsed Policy
If your Policy has lapsed and the Insured has not died since lapse, you may reinstate your Policy within five years of the Policy Lapse date, provided:
1)	it has not been surrendered;
2)	there is an application for reinstatement in writing;
3)	satisfactory evidence of insurability of the Insured is furnished to us and we agree to accept the risk for the Insured;
4)	we receive a payment sufficient to keep your Policy in force for at least two months; and
5)	any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.

The reinstated Policy will be effective as of the Monthly Anniversary Day on or next following the date on which we approve your application for reinstatement. Surrender Charges will be based on the duration from the original Policy Date as though the Policy never lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.
For the purposes of resuming allocations to the Indexed Account following the effective date of reinstatement, transfers may resume on the first Monthly Indexed Account Allocation Date following effective date of reinstatement.
TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under the Guideline Premium Test, which provides for a maximum amount of Premium paid depending upon the Insured's age, gender, and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”) regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
The Code also recognizes a Cash Value Accumulation Test, which does not limit Premiums paid, but requires the Policy to maintain a minimum ratio between the death benefit and the Policy's Accumulation Value, depending on the Insured’s age, gender, and risk classification.  We will only apply this test to the Policy if you have advised us to do so at the time you applied for the Policy.
Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Additional Taxes Payable on Withdrawals.  A 10% additional tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the additional tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% additional tax described above.
Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a Policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during your Policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.
Other Considerations
Insured Lives Past Age 121.  If the Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 121, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the Insured attains age 121.
Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments.
If at any time you pay a Premium that would exceed the amount allowable to permit the Policy to continue to qualify as life insurance, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or, if the excess Premium exceeds $250, offer you the alternative of instructing us to hold the excess Premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.
The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a Premium that would cause your Policy to become a MEC and you do not consent to MEC status for your Policy, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or offer you the opportunity to apply for an increase in Death Benefit. If the excess Premium exceeds $250, we will offer you the additional alternative of instructing us to hold the excess in a premium deposit fund and apply it to the Policy on the next, succeeding Policy Anniversary when the Premium no longer causes your Policy to become a MEC in accordance with your Premium allocation instructions on file at the time the Premium is applied.
Any interest and other earnings on funds in a premium deposit fund will be includible in income subject to tax as required by law.
Disallowance of Interest Deductions.  Interest on Policy Loan Indebtedness is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the

Surrender Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
FINANCIAL STATEMENTS
The December 31, 2016 financial statements of the Separate Account and the December 31, 2016 financial statements of the Company are located in the SAI.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).
Contents of the SAI
GENERAL INFORMATION
Lincoln Life
Capital Markets
Registration Statement
Changes of Investment Policy
Principal Underwriter
Disaster Plan
Advertising & Ratings
Unclaimed Property
SERVICES
Independent Registered Public Accounting Firm
Accounting Services
Checkbook Service for Disbursements
Administrative Services
POLICY INFORMATION
Corporate and Group Purchasers and Case Exceptions
Assignment
Transfer of Ownership
Beneficiary
Right to Convert Contract
Change of Plan
Settlement Options
Deferment of Payments
Incontestability
Misstatement of Age or Gender
Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
Separate Account
Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.
You may request personalized illustrations of death benefits and policy values from your registered representative without charge.
You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission’s Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC’s Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.
This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnFinancial.com
Lincoln Life & Annuity Flexible Premium Variable Life Account M
1933 Act Registration No. 333-203099
1940 Act Registration No. 811-08559
End of Prospectus

GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value (Total Account Value)—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, the Holding Account Value, the Indexed Account Value and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Attained Age—An Insured’s Issue Age (shown in the Policy Specifications) plus the number of completed Policy Years.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Chronically Ill—The Insured has been certified within the preceding 12 months as being unable to perform without substantial assistance at least two activities of daily living for at least 90 consecutive days (i.e. bathing, continence, dressing, eating, toileting and transferring); or requires substantial supervision from another individual, and pursuant to a Licensed Health Care Practitioner’s Plan of Care, is in need of certain services (i.e. diagnostic, preventive, therapeutic, curing, treating mitigating and rehabilitative) for the remainder of the Insured’s life.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Grace Period—The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Holding Account—An account from which value is systematically transferred to an Indexed Account Option according to your allocation instructions on each Monthly Indexed Account Allocation Date. This account is part of the Accumulation Value and is credited with interest daily. The Holding Account is part of our General Account.
Indebtedness—The sum of all outstanding loans, including Fixed Loans and Participating Loans, and accrued interest but not yet charged.
Index—An external index used as a basis to determine the value of the Indexed Account. The Index currently used in this Policy is the S&P 500® Index.

Indexed Account—An allocation option under the Policy, which is a part of our General Account, which consists of Indexed Account Options that are eligible for interest based off the Index.
Indexed Account Option—An allocation option available under the Indexed Account.
Insured—The person on whose life the Policy is issued.
Lapse Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
Loan Account (Loan Collateral Account)—The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts, Fixed Account, and Indexed Account. The Loan Account is part of our General Account.
Loan Account Value—An amount equal to any outstanding Fixed Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.
Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net
Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications— The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.

Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Segment—A portion of the Indexed Account created each time a transfer is made from the Holding Account to the Indexed Account, that lasts for a 12-month term and is eligible for Indexed Credits at the Segment Maturity Date.
Segment Maturity Date—The date when a Segment matures, which is at the end of the 12-month term.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a
Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
Surrender Value—An amount equal to the Accumulation Value less any applicable Surrender Charge, less Indebtedness.
Terminally Ill—An illness or physical condition which results in a life expectancy of 12 months or less.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.
Written Certification—The documentation required, in a form satisfactory to us, certifying that the Insured is Chronically Ill as defined in the rider and providing certain other information with respect to the Insured’s ongoing health service needs.
Written Re-Certification—Written Certification that we must receive and approve prior to the start of each Benefit Period following the initial Benefit Period in order for you to be eligible for Chronic Illness Monthly Benefit Amounts in such subsequent Benefit Period, provided all other Conditions for Eligibility for Benefit Payments are met.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2017
Relating to Prospectus Dated May 1, 2017 for
Lincoln AssetEdge® VUL 2015 and Lincoln AssetEdge® Exec VUL 2015 products
Lincoln Life & Annuity Flexible Premium Variable Life Account M, Registrant
Lincoln Life & Annuity Company of New York, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus. It includes additional information about the Lincoln AssetEdge® VUL 2015 (and about the Lincoln AssetEdge® Exec VUL 2015 policy which is issued on a multi-life basis).
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
or by telephoning (800) 487-1485, and requesting a copy of the Lincoln AssetEdge® VUL 2015 or Lincoln AssetEdge® Exec VUL 2015 product prospectus.
TABLE OF CONTENTS OF THE SAI

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GENERAL INFORMATION
Lincoln Life
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York State Department of Financial Services (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account, the Fixed Account and/or Indexed Account, without a transfer charge,
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even if the 24 free transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $1,563,696 in 2016, $2,902,083 in 2015 and $2,178,469 in 2014 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds.  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of
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the funds into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of the Lincoln Life & Annuity Flexible Premium Variable Life Account M as of December 31, 2016 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2016; and b) the financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
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Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Checkbook Service for Disbursements
We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary’s name as Owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.
Administrative Services
Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.
POLICY INFORMATION
Corporate and Group Purchasers and Case Exceptions
This Policy is available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. When this Policy is applied for by an employer, association, or other group for itself or on behalf of employees, members, or other individuals associated with a group, we may issue such policies on a simplified or guaranteed underwriting basis. In addition, we reserve the right to reduce Premium Loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total Premiums expected to be paid, total assets under management for the Owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the individual Policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners invested in the Separate Account.
Assignment
While the Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and received at our Administrative Office. We will not be responsible for any assignment that is not received by us, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is received and any interest accrued on such Indebtedness after we have received any assignment.
Once received, the assignment remains effective until released by the assignee in writing. As long as an assignment remains effective, you will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.
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Transfer of Ownership
As long as the Insured is living, you may transfer all of your rights in the Policy by submitting a Written Request to our Administrative Office. You may revoke any transfer of Ownership prior to its effective date. The transfer of Ownership, or revocation of transfer, will not take effect until recorded by us. Once we have recorded the transfer or revocation of transfer, it will take effect as of the date of the latest signature on the Written Request.
On the effective date of transfer, the transferee will become the Owner and will have all the rights of the Owner under the Policy. Unless you direct us otherwise, with the consent of any assignee recorded with us, a transfer will not affect the interest of any Beneficiary designated prior to the effective date of transfer.
Beneficiary
The Beneficiary is initially designated on a form provided by us for that purpose and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while the Insured is living, except when we have received an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has specifically requested not to reserve the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will not be effective until recorded by us. Once we have recorded the change of Beneficiary, the change will take effect as of the date of latest signature on the Written Request or, if there is no such date, the date recorded.
If any Beneficiary dies before the Insured, the Beneficiary's potential interest shall pass to any surviving Beneficiaries in the appropriate Beneficiary class, unless otherwise specified to the Company. If no named Beneficiary survives the Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Right to Convert Contract
You may at any time transfer 100% of the Policy's Accumulation Value to the Fixed Account and choose to have all future Premium Payments allocated to the Fixed Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the gender, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a Partial Surrender. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower Cost of Insurance Charge than those guaranteed for the Fixed Account.
Change of Plan
Within the first 18 months from the Policy Date, you may exchange your Policy without any evidence of insurability for any one of the permanent life insurance policies then being issued by us belonging to the same premium class to which your Policy belongs.
The request for exchange must be in writing and received by us within 18 months of the Policy Date of your Policy. Unless otherwise agreed by you and us, the new Policy will have the same initial amount of insurance and Policy Date as the original Policy and the issue age of the Insured under the new Policy will be the issue age of the Insured as of the Policy Date of the original Policy. Any riders and incidental benefits included in the original Policy will be included if such riders and incidental benefits are issued with the new Policy. If the conversion results in the increase or decrease in the Accumulation Value, such increase or decrease will be payable to us by you, as applicable.
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The Company may not make an offer to you to exchange your Policy without obtaining required regulatory approvals.
Settlement Options
Proceeds will be paid in a lump sum unless you choose a settlement option we make available.
Deferment of Payments
Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. In the event of a deferral of a surrender, loan or payment of the Death Benefit Proceeds beyond 10 days from receipt of the request, interest will accrue and be paid as required by law. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the Initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase (in accordance with state law).
Misstatement of Age or Gender
If the age or gender of the Insured has been misstated, benefits will be those which would have been purchased at the correct age and gender.
Suicide
If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date any increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.
PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
Data reflects:
•	an annual reduction for fund management fees and expenses, and
•	a policy level mortality and expense charge applied on a daily equivalent basis, but
•	no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
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Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the unit value at the beginning of the period; then
c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
n = number of years
ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
FINANCIAL STATEMENTS
The December 31, 2016 financial statements of the Separate Account and the December 31, 2016 financial statements of the Company follow.
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Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Company of New York

Financial Statements

December 31, 2016 and 2015

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of

Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2016 and 2015, and the related statements of comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2016.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States) and in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2016 and 2015, and the results of its operations and its cash flows for each of the three years ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

March 31, 2017

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2016	2015
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2016 – $7,163; 2015 – $7,182)	$7,561	$7,459
Mortgage loans on real estate	670	579
Policy loans	303	350
Total investments	8,534	8,388
Cash and invested cash	161	15
Deferred acquisition costs and value of business acquired	611	576
Premiums and fees receivable	6	7
Accrued investment income	105	109
Reinsurance recoverables	439	454
Reinsurance related embedded derivatives	12	11
Goodwill	60	60
Other assets	1,635	199
Separate account assets	5,294	4,883
Total assets	$16,857	$14,702

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$1,507	$1,534
Other contract holder funds	5,596	5,653
Funds withheld reinsurance liabilities	1,467	-
Income taxes payable	474	330
Other liabilities	101	126
Separate account liabilities	5,294	4,883
Total liabilities	14,439	12,526

Contingencies and Commitments (See Note 10)

Stockholder’s Equity
Common stock – 132,000 shares authorized, issued and outstanding	941	941
Retained earnings	1,298	1,142
Accumulated other comprehensive income (loss)	179	93
Total stockholder’s equity	2,418	2,176
Total liabilities and stockholder’s equity	$16,857	$14,702

See accompanying Notes to Financial Statements

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2016	2015	2014
Revenues
Insurance premiums	$152	$168	$167
Fee income	334	322	288
Net investment income	423	422	421
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(26)	(15)	(5)
Portion of loss recognized in other comprehensive income	7	6	2
Net other-than-temporary impairment losses on securities recognized in earnings	(19)	(9)	(3)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(22)	(15)	(9)
Total realized gain (loss)	(41)	(24)	(12)
Other revenues	-	-	62
Total revenues	868	888	926
Expenses
Interest credited	201	203	203
Benefits	294	357	316
Commissions and other expenses	147	204	191
Total expenses	642	764	710
Income (loss) before taxes	226	124	216
Federal income tax expense (benefit)	70	36	69
Net income (loss)	156	88	147
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	86	(174)	134
Total other comprehensive income (loss), net of tax	86	(174)	134
Comprehensive income (loss)	$242	$(86)	$281

See accompanying Notes to Financial Statements

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2016	2015	2014

Common Stock
Balance as of beginning-of-year	$941	$941	$941
Balance as of end-of-year	941	941	941

Retained Earnings
Balance as of beginning-of-year	1,142	1,054	907
Net income (loss)	156	88	147
Balance as of end-of-year	1,298	1,142	1,054

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	93	267	133
Other comprehensive income (loss), net of tax	86	(174)	134
Balance as of end-of-year	179	93	267
Total stockholder’s equity as of end-of-year	$2,418	$2,176	$2,262

See accompanying Notes to Financial Statements

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2016	2015	2014
Cash Flows from Operating Activities
Net income (loss)	$156	$88	$147
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	(31)	26	16
Change in premiums and fees receivable	1	2	(1)
Change in accrued investment income	4	(5)	(1)
Change in future contract benefits and other contract holder funds	(235)	(60)	(84)
Change in reinsurance related assets and liabilities	53	(64)	(4)
Change in federal income tax accruals	91	(29)	17
Realized (gain) loss	41	24	12
Other	(1)	76	(79)
Net cash provided by (used in) operating activities	79	58	23

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(761)	(649)	(502)
Sales of available-for-sale securities	218	72	83
Maturities of available-for-sale securities	541	331	354
Issuance of mortgage loans on real estate	(119)	(64)	(75)
Repayment and maturities of mortgage loans on real estate	28	37	46
Issuance and repayment of policy loans, net	47	11	21
Net cash provided by (used in) investing activities	(46)	(262)	(73)

Cash Flows from Financing Activities
Increase (decrease) in short-term debt	-	-	(11)
Deposits of fixed account values, including the fixed portion of variable	634	685	656
Withdrawals of fixed account values, including the fixed portion of variable	(401)	(357)	(373)
Transfers to and from separate accounts, net	(118)	(171)	(166)
Common stock issued for benefit plans and excess tax benefits	(2)	(2)	(2)
Net cash provided by (used in) financing activities	113	155	104

Net increase (decrease) in cash and invested cash	146	(49)	54
Cash and invested cash as of beginning-of-year	15	64	10
Cash and invested cash as of end-of-year	$161	$15	$64

See accompanying Notes to Financial Statements

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

Lincoln Life & Annuity Company of New York (“LLANY” or the “Company”, which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of The Lincoln National Life Insurance Company (“LNL”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Ultimate Parent”), is domiciled in the state of New York.  LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability).  These products are marketed primarily through personal-producing general agents and brokers throughout the U.S.  LLANY is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 18 for additional information.

Basis of Presentation

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Certain amounts reported in prior years’ financial statements have been reclassified to conform to the presentation adopted in the current year.  Specifically, we reclassified cash flows from certain investing activities into their own respective line items within the Statements of Cash Flows.  Previously, these amounts were reported within purchases of other investments or sales or maturities of other investments line items, as applicable, within cash flows from investing activities.  These reclassifications had no effect on net income (loss), net cash provided by (used in) investing activities, or stockholder’s equity for the prior years.

Summary of Significant Accounting Policies

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

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•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•

Hybrid and redeemable preferred and equity securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

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AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as “debt securities”), we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on AFS securities on our Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.

Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

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In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and

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amortization of premiums and discounts are reported in net investment income on our Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Derivative Instruments

We have certain variable annuity products with guaranteed withdrawal benefits (“GWB”) and guaranteed income benefits (“GIB”) features that are embedded derivatives and reported as either assets or liabilities on our Balance Sheets.  These embedded derivatives are carried at fair value with changes in fair value recognized in net income during the period of change.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

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Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief provided by or to other insurance companies are netted on our Balance Sheets and Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance (“Modco”) agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors.  We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units.  The results of one test on one reporting unit cannot subsidize the results of another reporting unit.  In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the

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carrying value of the reporting unit.  If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required.  If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required.  In Step 2, the implied fair value of goodwill is determined for the reporting unit.  The reporting unit’s fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test.  If the implied fair value of the reporting unit’s goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date and other prepaid expenses.  Other liabilities consist primarily of employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date and other accrued expenses.

Other assets and other liabilities on our Balance Sheets include guaranteed living benefit (“GLB”) features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.    Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25  years.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit (“GDB”), GWB and GIB features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

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We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 2 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, mortality, etc.), risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 10.00%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2016 and 2015, participating policies comprised approximately 4% of the face amount of business in force, and dividend expenses were $21 million, $24 million and $21 million for the years ended December 31, 2016,  2015 and 2014, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

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Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTIs of investments, certain derivative and embedded derivative gains and losses and net gains and losses on reinsurance embedded derivatives.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of proceeds from reinsurance recaptures.

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Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2014 through 2016 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Pension and Other Postretirement Benefit Plans

Our employees participate in the pension and post-retirement benefit plans that are sponsored by LNC and LNL.  Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves our stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  In accordance with our early adoption of Accounting Standards Update (“ASU”) 2016-09, Improvements to Employee Share-Based Payment Accounting, we have elected to continue applying an estimated forfeiture rate to our accrual of compensation costs.  Stock-based compensation expense is reflected in commissions and other expenses on our Statements of Comprehensive Income (Loss).

Income Taxes

We file a U.S. consolidated income tax return with LNC and its subsidiaries.  Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis.  The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits that are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.

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2.    New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new  ASUs issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-16, Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share is More Akin to Debt or to Equity

This standard clarifies that when considering the nature of the host contract in a hybrid financial instrument issued in the form of a share; an entity must consider all of the stated and implied substantive terms of the hybrid instrument, including the embedded derivative feature that is being considered for separate accounting from the host contract.

		January 1, 2016	The adoption of this ASU did not have an effect on our financial condition or results of operations.
ASU 2015-05, Customer’s Accounting for Fees Paid in a Cloud Computing Arrangement

This standard clarifies the accounting requirements for recognizing cloud computing arrangements.  Software licenses purchased through cloud computing arrangements should be accounted for in a manner consistent with the acquisition of other software licenses.  If a cloud computing arrangement does not include a software license, the arrangement should be accounted for as a service contract.

		January 1, 2016	The adoption of this ASU did not have an effect on our financial condition or results of operations.
ASU 2015-07, Disclosures for Certain Investments That Calculate Net Asset Value per Share (or its Equivalent)

This standard removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient.  In addition, the standard removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient, and limits those disclosures only to those investments for which the practical expedient has been elected.

		January 1, 2016	The adoption of this ASU did not result in a change to our financial statement disclosures.
ASU 2015-09, Disclosures about Short-Duration Contracts

This standard enhances the disclosure requirements related to short-duration insurance contracts.  The new disclosure requirements focus on providing users of financial statements with more transparent information related to short-duration contracts about an insurance entity’s (1) initial claims estimates and subsequent adjustments to those estimates, (2) methodologies and judgments in estimating claims and (3) timing, frequency and severity of claims.  Retrospective application is required for each comparative period presented, except for those requirements that apply only to the current period.

		Annual periods beginning January 1, 2016	The adoption of this ASU did not result in a change to our financial statements as we determined these additional disclosures are not material to our financial statements.

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Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-09, Improvements to Employee Share-Based Payment Accounting

These amendments require all income tax effects of awards to be recognized in the income statement when the awards vest or are settled rather than through additional paid-in capital in the equity section of the balance sheet.  The amendments also permit an employer to repurchase an employee’s shares at the maximum statutory tax rate in the employee’s applicable jurisdiction for tax withholding purposes without triggering liability accounting.  Finally, the amendments permit entities to make a one-time accounting policy election to account for forfeitures as they occur.  Specific adoption methods depend on the issue being adopted and range from prospective to retrospective adoption.  Early adoption is permitted; however, all amendments must be adopted in the same period.  If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period.

		Early adopted as of October 1, 2016	We recognized an income tax benefit of less than $1 million in federal income tax expense (benefit) in our Statements of Comprehensive Income (Loss) for the year ended December 31, 2016.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-09, Revenue from Contracts with Customers & ASU 2015-14, Revenue from Contracts with Customers; Deferral of the Effective Date

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation.  Retrospective application is required.  After performing extensive outreach, the FASB decided to delay the effective date of ASU 2014-09 for one year.  Early application is permitted but only for annual reporting periods beginning after December 15, 2016.

January 1, 2018

Our primary sources of revenues are recognized in accordance with ASC Topic 944, Financial Services – Insurance (“Topic 944”).  All contracts within the scope of Topic 944 are excluded from the scope of ASU 2014-09.  The initial phase of our adoption project indicates the revenue we report in other revenues in our Statements of Comprehensive Income (Loss) is our primary revenue source that is within scope of this ASU.  As LLANY does not have other revenues, the impact to LLANY for this standard is zero based on the initial phase of our adoption project.  We continue to evaluate the impact of adopting this ASU on our revenue recognition for contracts within scope.

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Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities

These amendments require, among other things, the fair value measurement of investments in equity securities and certain other ownership interests that do not result in consolidation and are not accounted for under the equity method of accounting.  The change in fair value of the impacted investments in equity securities must be recognized in net income.  In addition, the amendments include certain enhancements to the presentation and disclosure requirements for financial assets and financial liabilities.  Early adoption of the ASU is generally not permitted, except as defined in the ASU.  The amendments should be adopted in the financial statements through a cumulative-effect adjustment to the beginning balance of retained earnings.

January 1, 2018

Although we do not currently hold equity securities, this standard could impact our financial statements if we were to purchase equity securities in the future.  We are also evaluating the requirements related to deferred tax assets on available for sale securities.

ASU 2016-02, Leases

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance sheet as a right-of-use asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the right-of-use asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU permits a modified retrospective adoption approach that includes a number of optional practical expedients that entities may elect upon adoption.  Early adoption is permitted.

January 1, 2019

We are currently identifying all of our leases that will be within the scope of this standard; as such, we continue to evaluate the quantitative impact of adopting this ASU on our Balance Sheets. Based on our initial assessment, we do not expect there to be a significant difference in our pattern of lease expense recognition under this ASU.

ASU 2016-06, Contingent Put and Call Options in Debt Instruments

The amendments clarify the requirements for assessing whether contingent call and put options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts.  Upon adoption of this ASU, entities will be required to assess embedded call and put options solely in accordance with the four-step decision sequence that was developed by the FASB Derivatives Implementation Group.  The ASU should be adopted based on a modified retrospective basis for existing debt instruments.  Early adoption is permitted.

		January 1, 2017	This amendment is not expected to have a material effect on our financial condition and results of operations.
ASU 2016-08, Principal versus Agent Considerations (Reporting Revenue Gross versus Net)

These amendments clarify the implementation guidance on principal versus agent considerations in ASU 2014-09, including how an entity should identify the unit of accounting for the principal versus agent evaluation.  In addition, the amendments clarify how to apply the control principle to certain types of arrangements, such as service transactions, by explaining what a principal controls before the good or service is transferred to the customer.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations. See comments under ASU 2014-09 for more information.
ASU 2016-10, Identifying Performance Obligations and Licensing

These amendments clarify, among other things, the accounting guidance in ASU 2014-09 regarding how an entity will determine whether promised goods or services are separately identifiable, which is an important consideration in determining whether to account for goods or services as a separate performance obligation.   Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations. See comments under ASU 2014-09 for more information.

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Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-12, Narrow Scope Improvements and Practical Expedients

The standard update amends the revenue recognition guidance in ASU 2014-09 related to transition, collectability, noncash consideration and the presentation of sales and other similar taxes. The amendments clarify that, for a contract to be considered completed at transition, substantially all of the revenue must have been recognized under current GAAP.  The amendments also clarify how an entity should evaluate the collectability threshold and when an entity can recognize nonrefundable consideration received as revenue if an arrangement does not meet the standard’s contract criteria.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations. See comments under ASU 2014-09 for more information.
ASU 2016-13, Measurement of Credit Losses on Financial Instruments

These amendments adopt a new model to measure and recognize credit losses for most financial assets.  The method used to measure estimated credit losses for AFS debt securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those debt securities.  The amendments will permit entities to recognize improvements in credit loss estimates on AFS debt securities by reducing the allowance account immediately through earnings.  The amendments will be adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective.  Early adoption is permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations, with a primary focus on our fixed maturity securities (see Note 3).  We currently reduce the amortized cost of the individual security when recognizing OTTI on these securities.  Upon adoption of ASU 2016-13, we will no longer reduce the amortized cost of each individual security; rather we will establish a valuation allowance, and any declines or improvements in credit quality will be recognized through the valuation allowance.

ASU 2016-15, Classification of Certain Cash Receipts and Cash Payments

These amendments clarify the classification of eight specific cash flow issues in an entity’s statement of cash flows where it was determined by the FASB that there is diversity in practice.  Early adoption of the amendments is permitted, and retrospective transition is required for each period presented in the statement of cash flows.

		January 1, 2018	We are currently evaluating these disclosure requirements and will amend classifications in our Statements of Cash Flows upon adoption as applicable.
ASU 2016-16, Intra-Entity Asset Transfers Other Than Inventory

This amendment requires an entity to recognize current and deferred income taxes for an intra-entity asset transfer, other than inventory, when the transfer occurs, thereby eliminating the current GAAP exception that prohibits the recognition of income taxes until the asset has been sold to an outside party.  Early adoption is permitted as of the beginning of the annual reporting period for which financial statements have not been issued.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations.

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Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-18, Restricted Cash

This amendment requires that amounts generally described as restricted cash and restricted cash equivalents should be included within cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows.  Early adoption is permitted using a retrospective transition method applied to each period presented.

		January 1, 2018	We will provide these additional disclosures in our Statements of Cash Flows upon the adoption date as applicable.
ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers

These amendments clarify 13 issues related to the adoption of ASU 2014-09.  The most significant issue of these amendments for us is the clarification that all contracts within the scope of Topic 944 are excluded from the scope of ASU 2014-09, rather than just insurance contracts as described in ASU 2014-09.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations. See comments under ASU 2014-09 for more information.
ASU 2017-04, Simplifying the Test for Goodwill Impairment

These amendments eliminate the requirement in current GAAP to perform Step 2 of the goodwill impairment test in favor of only applying Step 1.  Under Step 1, the fair value of the reporting unit is compared with its carrying value, and an impairment charge is recognized when the carrying value exceeds the reporting unit’s fair value.  An entity still has the option to first perform a qualitative assessment of an individual reporting unit to determine if the quantitative assessment in Step 1 is necessary.  ASU 2017-04 should be adopted prospectively, and early adoption is permitted on impairment testing dates after January 1, 2017.

		Impairment tests performed after January 1, 2020	We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations.

3.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

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The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2016
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$6,304	$430	$103	$-	$6,631
ABS	111	2	3	(1)	111
U.S. government bonds	26	3	-	-	29
Foreign government bonds	35	4	-	-	39
RMBS	284	19	4	(1)	300
CMBS	21	1	-	-	22
CLOs	21	-	-	-	21
State and municipal bonds	315	48	2	-	361
Hybrid and redeemable preferred securities	46	5	4	-	47
Total fixed maturity AFS securities	$7,163	$512	$116	$(2)	$7,561

	As of December 31, 2015
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$6,247	$384	$199	$-	$6,432
ABS	135	2	5	(2)	134
U.S. government bonds	26	4	-	-	30
Foreign government bonds	39	4	-	-	43
RMBS	313	26	-	(2)	341
CMBS	30	1	-	-	31
CLOs	16	-	-	-	16
State and municipal bonds	296	48	1	-	343
Hybrid and redeemable preferred securities	80	11	2	-	89
Total fixed maturity AFS securities	$7,182	$480	$207	$(4)	$7,459

(1)	Includes unrealized (gains) and losses on impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2016, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$344	$351
Due after one year through five years	1,617	1,696
Due after five years through ten years	997	1,032
Due after ten years	3,768	4,028
Subtotal	6,726	7,107
Structured securities (ABS, MBS, CLOs)	437	454
Total fixed maturity AFS securities	$7,163	$7,561

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

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The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2016
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$1,296	$56	$266	$47	$1,562	$103
ABS	7	-	56	7	63	7
RMBS	56	4	12	-	68	4
State and municipal bonds	28	2	3	-	31	2
Hybrid and redeemable
preferred securities	4	-	12	4	16	4
Total fixed maturity AFS securities	$1,391	$62	$349	$58	$1,740	$120

Total number of AFS securities in an unrealized loss position						350

	As of December 31, 2015
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$1,664	$130	$198	$69	$1,862	$199
ABS	18	-	69	8	87	8
RMBS	4	-	11	1	15	1
State and municipal bonds	5	-	3	1	8	1
Hybrid and redeemable
preferred securities	-	-	14	3	14	3
Total fixed maturity AFS securities	$1,691	$130	$295	$82	$1,986	$212

Total number of AFS securities in an unrealized loss position						412

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The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2016
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$24	$8	$-	4
Twelve months or greater	78	31	3	17
Total	$102	$39	$3	21

	As of December 31, 2015
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$126	$60	$-	30
Six months or greater, but less than nine months	5	12	-	3
Nine months or greater, but less than twelve months	12	12	-	2
Twelve months or greater	38	16	2	9
Total	$181	$100	$2	44

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities decreased $92 million for the year ended December 31, 2016.  As discussed further below, we believe the unrealized loss position as of December 31, 2016, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2016, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2016, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2016, the unrealized losses associated with our MBS and ABS were attributable primarily to collateral losses and credit spreads.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each temporarily impaired security.

As of December 31, 2016, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

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Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$42	$43	$47
Increases attributable to:
Credit losses on securities for which an OTTI was not previously recognized	18	4	1
Credit losses on securities for which an OTTI was previously recognized	2	2	3
Decreases attributable to:
Securities sold, paid down or matured	(15)	(7)	(8)
Balance as of end-of-year	$47	$42	$43

During 2016,  2015 and 2014, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in New York, which accounted for 68% and 71% of mortgage loans on real estate as of December 31, 2016 and 2015, respectively.

There were no past due or impaired mortgage loans on real estate as of December 31, 2016 and 2015.

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

	As of December 31, 2016			As of December 31, 2015
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$640	95.5%	2.69	$560	96.7%	2.56
65% to 74%	30	4.5%	1.51	14	2.4%	1.79
75% to 100%	-	0.0%	0.00	5	0.9%	1.04
Total mortgage loans on real estate	$670	100.0%		$579	100.0%

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Net Investment Income

The major categories of net investment income (in millions) on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Fixed maturity AFS securities	$371	$375	$374
Mortgage loans on real estate	26	26	25
Policy loans	19	21	21
Commercial mortgage loan prepayment and bond make-whole premiums	11	5	8
Investment income	427	427	428
Investment expense	(4)	(5)	(7)
Net investment income	$423	$422	$421

Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For The Years Ended December 31,
	2016	2015	2014
Fixed maturity AFS securities:
Gross gains	$4	$2	$4
Gross losses	(32)	(16)	(5)
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(1)	-	(3)
Total realized gain (loss) related to certain investments, pre-tax	$(29)	$(14)	$(4)

Details underlying write-downs taken as a result of OTTI that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
Corporate bonds	$(18)	$(8)	$-
ABS	(1)	(2)	(3)
RMBS	(1)	(1)	(1)
Gross OTTI recognized in net income (loss)	(20)	(11)	(4)
Associated amortization of DAC, VOBA, DSI and DFEL	1	2	1
Net OTTI recognized in net income (loss), pre-tax	$(19)	$(9)	$(3)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$10	$7	$2
Change in DAC, VOBA, DSI and DFEL	(3)	(1)	-
Net portion of OTTI recognized in OCI, pre-tax	$7	$6	$2

Determination of Credit Losses on Corporate Bonds and ABS

As of December 31, 2016 and 2015, we reviewed our corporate bonds and ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Determination of Credit Losses on MBS

As of December 31, 2016 and 2015, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by

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aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

Investment Commitments

As of December 31, 2016, our investment commitments were $28 million, which included $24 million of mortgage loans on real estate and $4 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2016 and 2015, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $161 million and $209 million, respectively, or 2% of our invested assets portfolio, and our investments in securities issued by Fannie Mae with a fair value of $91 million and $103 million, respectively, or 1% of our invested assets portfolio.

As of December 31, 2016 and 2015, our most significant investments in one industry were our investment securities in the consumer non-cyclical industry with a fair value of $1.2 billion, or 14% of our invested assets portfolio, and our investments in the utilities industry with a fair value of $1.1 billion, or 13% of our invested assets portfolio.

Assets on Deposit

The company had investment assets on deposit with regulatory agencies with a fair market value of $13 million as of December 31, 2016 and 2015.

4.  Derivative Instruments

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We transfer the liability for our GWB and GIB features to LNL, who uses a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features.  The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement effect of changes in embedded derivative GLB reserves caused by those same factors.  The hedge positions are rebalanced based upon changes in these factors as needed.    While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).    We calculate the value of the benefit reserves and embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and Indexed Universal Life Contracts Embedded Derivatives

Our indexed annuity and indexed universal life (“IUL”) contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index®.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.

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Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

Embedded derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2016			As of December 31, 2015
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
GLB reserves (1)	-	38	-	-	71	-
GLB reserves (2)	-	-	38	-	-	71
Reinsurance related (3)	-	12	-	-	11	-
Indexed annuity and IUL contracts (4)	-	-	1	-	-	2
Total embedded derivative instruments	$-	$50	$39	$-	$82	$73

(1)	Reported in other assets on our Balance Sheets.
(2)	Reported in other liabilities on our Balance Sheets.
(3)	Reported in reinsurance related embedded derivatives on our Balance Sheets.
(4)	Reported in future contract benefits on our Balance Sheets.

The gains (losses) on embedded derivative instruments (in millions) recorded within net income (loss) on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Other assets - GLB reserves (1)	$(33)	$37	$70
Other liabilities - GLB reserves (1)	33	(37)	(70)
Reinsurance related (1)	-	-	1
Indexed annuity and IUL contracts (1)	1	-	-
Total embedded derivative instruments	$1	$-	$1

(1)	Reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).

Balance Sheet Offsetting

There is no offsetting on our Balance Sheets associated with our embedded derivative instruments.

5.  Federal Income Taxes

The federal income tax expense (benefit) (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Current	$(49)	$31	$65
Deferred	119	5	4
Federal income tax expense (benefit)	$70	$36	$69

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Tax rate of 35% times pre-tax income	$79	$43	$76
Effect of:
Tax-preferred investment income	(8)	(6)	(6)
Tax credits	(1)	(1)	-
Change in uncertain tax positions	-	-	(1)
Federal income tax expense (benefit)	$70	$36	$69
Effective tax rate	31%	29%	32%

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The effective tax rate is the ratio of tax expense over pre-tax income (loss).  The benefit for tax credits in 2016 and 2015 is attributable to foreign tax credits.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2016	2015
Current	$8	$(21)
Deferred	(474)	(309)
Total federal income tax asset (liability)	$(466)	$(330)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2016	2015
Deferred Tax Assets
Other	$1	$1
Total deferred tax assets	1	1
Deferred Tax Liabilities
DAC	101	127
VOBA	79	48
Net unrealized gain on AFS securities	139	98
Investment activity	5	4
Future contract benefits and other contract holder funds	141	22
Other	10	11
Total deferred tax liabilities	475	310
Net deferred tax asset (liability)	$(474)	$(309)

Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of its deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2016 and 2015, we have no unrecognized tax benefits.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2016,  2015 and 2014, we recognized interest and penalty expense (benefit) related to uncertain tax positions of zero, zero and $(2) million, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of zero as of December 31, 2016 and 2015.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  We are currently not under examination by the Internal Revenue Service; however, tax years 2013 and forward remain open.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

6.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$439	$377	$393
Deferrals	54	67	72
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(54)	(47)	(51)
Unlocking	(15)	(16)	5
Adjustment related to realized (gains) losses	-	(2)	(4)
Adjustment related to unrealized (gains) losses	(38)	60	(38)
Balance as of end-of-year	$386	$439	$377

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Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$137	$89	$193
Deferrals	-	-	1
Amortization:
Amortization, excluding unlocking	(33)	(29)	(50)
Unlocking	72	(9)	(1)
Accretion of interest (1)	10	10	13
Adjustment related to unrealized (gains) losses	39	76	(67)
Balance as of end-of-year	$225	$137	$89

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 5.7% to 6.6%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2016, was as follows:

2017	$26
2018	23
2019	22
2020	20
2021	19

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$10	$10	$11
Deferrals	-	1	1
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(1)	(2)	(2)
Adjustment related to unrealized (gains) losses	-	1	-
Balance as of end-of-year	$9	$10	$10

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$125	$85	$126
Deferrals	23	24	22
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(20)	(15)	(17)
Unlocking	(1)	(8)	(1)
Adjustment related to realized (gains) losses	2	-	-
Adjustment related to unrealized (gains) losses	2	39	(45)
Balance as of end-of-year	$131	$125	$85

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7.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2016	2015	2014
Direct insurance premiums and fee income	$660	$658	$640
Reinsurance ceded	(174)	(168)	(185)
Total insurance premiums and fee income	$486	$490	$455

Direct insurance benefits	$494	$564	$497
Reinsurance recoveries netted against benefits	(200)	(207)	(181)
Total benefits	$294	$357	$316

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  As discussed in Note 20, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2016,  the policy for our reinsurance program was to retain up to $20 million on a single insured life.  As the amount we retain varies by policy, we reinsured approximately 25% of the mortality risk on newly issued life insurance contracts in 2016.  As of December 31, 2016, approximately 41% of our total individual life in-force amount was reinsured.  Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2016, the reserves associated with these reinsurance arrangements totaled $3 million.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.    Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders.  Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us.  We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $439 million and $454 million as of December 31, 2016 and 2015, respectively.

During the fourth quarter of 2014, we entered into an agreement to recapture certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.  As part of this agreement, we received cash consideration of $72 million, of which $11 million represented reimbursement for prepaid reinsurance premiums related to the recaptured treaties.  We recognized a one-time gain of $7 million, after-tax, related to this recapture with the remaining difference between the proceeds and the gain being driven primarily by increases in reserves of $26 million and a reduction of DAC of $21 million.

8.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2016
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$26	$-	$-	$26
Life Insurance	136	(102)	-	34
Total goodwill	$162	$(102)	$-	$60

	For the Year Ended December 31, 2015
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$26	$-	$-	$26
Life Insurance	136	(102)	-	34
Total goodwill	$162	$(102)	$-	$60

30

The gross carrying amounts and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2016		As of December 31, 2015
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$7	$3	$7	$3

Future estimated amortization of the specifically identifiable intangible assets was immaterial as of December 31, 2016.

9.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2016 (1)	2015 (1)
Return of Net Deposits
Total account value	$4,026	$3,766
Net amount at risk (2)	42	63
Average attained age of contract holders	61 years	61 years

Minimum Return
Average attained age of contract holders	86 years	84 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$1,219	$1,205
Net amount at risk (2)	30	60
Average attained age of contract holders	68 years	67 years

(1)    Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)    Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Balance Sheets:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$3	$2	$2
Changes in reserves	1	2	-
Benefits paid	(1)	(1)	-
Balance as of end-of-year	$3	$3	$2

31

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2016	2015
Asset Type
Domestic equity	$1,907	$1,694
International equity	681	697
Bonds	1,214	1,106
Money market	533	568
Total	$4,335	$4,065

Percent of total variable annuity
separate account values	92%	92%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 31% and 29% of total life insurance in-force reserves as of December 31, 2016 and 2015, respectively.

10.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the Securities and Exchange Commission, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and unclaimed property laws.

From time to time we may have various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2016.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LLANY’s financial condition.

Helen Hanks v. The Lincoln Life and Annuity Company of New York and Voya Retirement Insurance and Annuity Company (“Voya”), filed in the U.S. District Court for the Southern District of New York, No. 16cv6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased cost of insurance rates on Plaintiff’s policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff’s policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to cost of insurance rate increases in 2016 and seeks damages on their behalf.  We are vigorously defending this matter.

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Swenson, et al. v. The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York, Lincoln National Corporation, Voya Retirement Insurance and Annuity Company, and Voya Financial, Inc., pending in the U.S. District Court for the Eastern District of Washington, No. 2:17-cv-00048, is a putative class action filed on February 1, 2017.  Plaintiffs own universal life insurance policies originally issued by Aetna (now Voya).  Plaintiffs allege that Lincoln breached the terms of policyholders’ contracts when it increased cost of insurance rates beginning in 2016.  Plaintiffs seek to represent multiple subclasses of policy owners and seek damages on their behalf.  We are vigorously defending this matter.

Commitments

Vulnerability from Concentrations

As of December 31, 2016, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business.  However, we do have a concentration in a market and geographic area in which business is conducted.  For the year ended December 31, 2016, approximately 91% of the premiums, on the basis of statutory accounting principles (“SAP”), were generated in New York.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(6) million and $(8) million as of December 31, 2016 and 2015, respectively.

11.  Shares and Stockholder’s Equity

All authorized and issued shares of LLANY are owned by LNL.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$93	$262	$132
Unrealized holding gains (losses) arising during the year	95	(456)	330
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	1	173	(134)
Income tax benefit (expense)	(35)	105	(69)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(28)	(14)	(1)
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	-	(3)
Income tax benefit (expense)	11	5	1
Balance as of end-of-year	$173	$93	$262
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$(1)	$4	$-
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	(10)	(7)	(2)
Change in DAC, VOBA, DSI and DFEL	3	1	-
Income tax benefit (expense)	2	(3)	1
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	12	8	10
Change in DAC, VOBA, DSI and DFEL	1	(2)	(2)
Income tax benefit (expense)	(2)	(2)	(3)
Balance as of end-of-year	$5	$(1)	$4
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$1	$1	$1
Balance as of end-of-year	$1	$1	$1

33

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2016	2015	2014
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(28)	$(14)	$(1)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(2)	-	(3)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(30)	(14)	(4)	operations before taxes
Income tax benefit (expense)	11	5	1	Federal income tax expense (benefit)
Reclassification, net of income tax	$(19)	$(9)	$(3)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$1	$1	$10	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	-	(2)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	1	1	8	operations before taxes
Income tax benefit (expense)	-	-	(3)	Federal income tax expense (benefit)
Reclassification, net of income tax	$1	$1	$5	Net income (loss)

12.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Total realized gain (loss) related to certain investments (1)	$(29)	$(14)	$(4)
GLB reserves embedded derivatives results:
Gross gain (loss)	(10)	(9)	(7)
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(1)	(1)
Total realized gain (loss)	$(41)	$(24)	$(12)

(1)	See “Realized Gain (Loss) Related to Certain Investments” section in Note 3.

13.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Commissions	$77	$91	$96
General and administrative expenses	82	73	74
Expenses associated with reserve financing and unrelated letters of credit	5	-	-
DAC and VOBA deferrals and interest, net of amortization	(34)	24	11
Taxes, licenses and fees	17	16	10
Total	$147	$204	$191

14.  Retirement and Deferred Compensation Plans

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC and LNL for certain employees and agents.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  Our expense for these plans was $3 million for the year ended December 31, 2016, and less than $1 million for the years ended December 31, 2015 and 2014.

We also participate in other postretirement benefit plans sponsored by LNC and LNL that provide health care and life insurance to certain retired employees and agents.  Our expense for these plans was less than $1 million for the years ended December 31, 2016, 2015 and 2014.

34

Participation in Defined Contribution Plans

We participate in tax-qualified defined contribution plans for eligible employees and agents that are sponsored by LNC and LNL.  Our expense for these plans was $3 million for the years ended December 31, 2016, 2015 and 2014.

Participation in Deferred Compensation Plans

LNC and LNL sponsor non-qualified, unfunded, deferred compensation plans for certain current and former employees, agents and non-employee directors in which we participate.  The results of certain notional investment options within some of the plans are hedged by total return swaps.  Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options.  Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  Our expense for these plans was $1 million for the year ended December 31, 2016, and less than $1 million for the years ended December 31, 2015 and 2014.

15.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights and restricted stock units.  LNC issues new shares to satisfy option exercises.  Total compensation expense for stock-based incentive compensation plans was not material for the years ended December 31, 2016, 2015 and 2014.

16.  Statutory Information and Restrictions

We prepare financial statements in accordance with SAP prescribed or permitted by the New York State Department of Financial Services, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

	As of December 31,
	2016	2015
U.S. capital and surplus	$1,207	$512

	For the Years Ended December 31,
	2016	2015	2014
U.S. net gain (loss) from operations, after-tax	$395	$(50)	$41
U.S. net income (loss)	379	(55)	39

Comparison of 2016 to 2015

Statutory net income (loss) increased due primarily to changes in estimate on reserves for certain products and gains related to reinsurance transactions.

Comparison of 2015 to 2014

Statutory net income (loss) decreased due primarily to unfavorable reserve development in variable annuities due to lower forward interest rates as well as the one-time benefit from the recapture in 2014 of certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method (“CARVM”) in the calculation of reserves and the use of a more conservative valuation interest rate on certain annuities.

35

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

	As of December 31,
	2016	2015
State Prescribed Practices
Calculation of reserves using continuous CARVM	$-	$(1)
Conservative valuation rate on certain annuities	(2)	(2)

During the third quarter of 2013, the New York State Department of Financial Services announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees. The change, which was effective as of December 31, 2013, impacts the Company.  Although the Company discontinued the sale of these products in early 2013, the change affected those policies previously sold. We began phasing in the increase in reserves in 2013 at $90 million per year over five years. As of December 31, 2016, we had increased reserves by $360 million.

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2016, the Company’s RBC ratio was approximately eight times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL.  Under New York laws and regulations, we may pay dividends to LNL without prior approval of the Superintendent of the New York State Department of Financial Services provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation.  The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of $120 million in 2017 without New York Department of Insurance approval.

17.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2016		As of December 31, 2015
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities – fixed maturity securities	$7,561	$7,561	$7,459	$7,459
Mortgage loans on real estate	670	666	579	592
Cash and invested cash	161	161	15	15
Reinsurance related embedded derivatives	12	12	11	11
Other assets – reinsurance recoverable	38	38	71	71
Separate account assets	5,294	5,294	4,883	4,883

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(1)	(1)	(2)	(2)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(39)	(39)	(43)	(43)
Account values of certain investment contracts	(1,273)	(1,474)	(1,292)	(1,493)
Other liabilities – GLB reserves embedded derivatives (1)	(38)	(38)	(71)	(71)

(1)	GLB reserves embedded derivatives are fully ceded to LNL.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.

36

Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2016 and 2015, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2016 or 2015, and we noted no changes in our valuation methodologies between these periods.

37

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2016
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$6,559	$72	$6,631
ABS	-	110	1	111
U.S. government bonds	28	1	-	29
Foreign government bonds	-	37	2	39
RMBS	-	300	-	300
CMBS	-	22	-	22
CLOs	-	21	-	21
State and municipal bonds	-	361	-	361
Hybrid and redeemable preferred securities	-	45	2	47
Cash and invested cash	-	161	-	161
Reinsurance related embedded derivatives	-	12	-	12
Other assets – reinsurance recoverable	-	-	38	38
Separate account assets	51	5,243	-	5,294
Total assets	$79	$12,872	$115	$13,066

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1)	$(1)
Other liabilities – GLB reserves embedded derivatives	-	-	(38)	(38)
Total liabilities	$-	$-	$(39)	$(39)

38

	As of December 31, 2015
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$5	$6,365	$62	$6,432
ABS	-	134	-	134
U.S. government bonds	29	1	-	30
Foreign government bonds	-	42	2	44
RMBS	-	341	-	341
CMBS	-	30	1	31
CLOs	-	5	11	16
State and municipal bonds	-	342	-	342
Hybrid and redeemable preferred securities	-	87	2	89
Cash and invested cash	-	15	-	15
Reinsurance related embedded derivatives	-	-	11	11
Other assets – reinsurance recoverable	-	-	71	71
Separate account assets	53	4,830	-	4,883
Total assets	$87	$12,192	$160	$12,439

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(2)	$(2)
Other liabilities – GLB reserves embedded derivatives	-	-	(71)	(71)
Total liabilities	$-	$-	$(73)	$(73)

39

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2016
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other	Net	Net (1)(2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$62	$5	$2	$3	$-	$72
ABS	-	-	-	-	1	1
Foreign government bonds	2	-	-	-	-	2
RMBS	-	-	-	7	(7)	-
CMBS	1	-	-	(1)	-	-
CLOs	11	-	-	10	(21)	-
Hybrid and redeemable
preferred securities	2	-	-	-	-	2
Other assets – reinsurance recoverable (4)	71	(33)	-	-	-	38
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	(2)	1	-	-	-	(1)
Other liabilities – GLB reserves
embedded derivatives (4)	(71)	33	-	-	-	(38)
Total, net	$76	$6	$2	$19	$(27)	$76

	For the Year Ended December 31, 2015
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other	Net	Net (1)(2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$66	$4	$(8)	$(12)	$12	$62
Foreign government bonds	2	-	-	-	-	2
CMBS	1	1	1	(1)	(1)	1
CLOs	11	-	-	5	(5)	11
Hybrid and redeemable
preferred securities	-	-	1	-	1	2
Other assets - reinsurance recoverable (4)	34	37	-	-	-	71
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	(2)	-	-	-	-	(2)
Other liabilities – GLB reserves
embedded derivatives (4)	(34)	(37)	-	-	-	(71)
Total, net	$78	$5	$(6)	$(8)	$7	$76

40

	For the Year Ended December 31, 2014
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other	Net	Net (1)(2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$73	$4	$-	$23	$(34)	$66
Foreign government bonds	2	-	-	-	-	2
CMBS	2	-	-	(1)	-	1
CLOs	11	-	-	-	-	11
Hybrid and redeemable
preferred securities	1	-	-	-	(1)	-
Other assets: (4)
GLB reserves embedded derivatives	36	(70)	-	-	34	-
Reinsurance recoverable	-	34	-	-	-	34
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	-	(1)	-	(1)	-	(2)
Other liabilities – GLB reserves
embedded derivatives (4)	(36)	36	-	-	(34)	(34)
Total, net	$89	$3	$-	$21	$(35)	$78

(1)

Transfers into or out of Level 3 for AFS are displayed at amortized cost as of the beginning-of-year.  For AFS securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(2)	Transfers into or out of Level 3 for GLB reserves embedded derivatives between future contract benefits, other assets and other liabilities on our Balance Sheets.
(3)

Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

(4)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

 The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2016
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$13	$-	$-	$(1)	$(9)	$3
RMBS	7	-	-	-	-	7
CMBS	-	(1)	-	-	-	(1)
CLOs	10	-	-	-	-	10
Total, net	$30	$(1)	$-	$(1)	$(9)	$19

	For the Year Ended December 31, 2015
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$(4)	$(7)	$(1)	$-	$(12)
CMBS	-	-	-	(1)	-	(1)
CLOs	5	-	-	-	-	5
Total, net	$5	$(4)	$(7)	$(2)	$-	$(8)

41

	For the Year Ended December 31, 2014
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$25	$(1)	$-	$(1)	$-	$23
CMBS	-	-	-	(1)	-	(1)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(1)	-	-	-	-	(1)
Total, net	$24	$(1)	$-	$(2)	$-	$21

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Embedded derivatives:
Other assets – GLB reserves	$54	$16	$52
Other liabilities – GLB reserves	(54)	(16)	(52)
Total, net (1)	$-	$-	$-

(1)	Included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

42

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2016
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$16	$(16)	$-
ABS	1	-	1
RMBS	-	(7)	(7)
CMBS	-	-	-
CLOs	-	(21)	(21)
Total, net	$17	$(44)	$(27)

	For the Year Ended December 31, 2015
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$12	$-	$12
CMBS	-	(1)	(1)
CLOs	-	(5)	(5)
Hybrid and redeemable preferred securities	1	-	1
Total, net	$13	$(6)	$7

	For the Year Ended December 31, 2014
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$16	$(50)	$(34)
Hybrid and redeemable preferred securities	-	(1)	(1)
Other assets – GLB reserves
embedded derivatives	34	-	34
Other liabilities – GLB reserves
embedded derivatives	-	(34)	(34)
Total, net	$50	$(85)	$(35)

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2016, 2015 and 2014, transfers in and out of Level 3 were attributable primarily to the securities’ observable market information no longer being available or becoming available.  Transfers in and out for GLB reserves embedded derivatives represent reclassifications between future contract benefits and other assets or other liabilities.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2016, 2015 and 2014, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

43

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2016:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$64	Discounted cash flow	Liquidity/duration adjustment (1)	1.8%	-	18.6%
Foreign government bonds	2	Discounted cash flow	Liquidity/duration adjustment (1)	2.5%	-	2.5%
Other assets – reinsurance
recoverable	38	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.02%	-	0.35%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	(1)	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Other liabilities – GLB reserves
embedded derivatives	(38)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.02%	-	0.35%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

44

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•

Reinsurance recoverable asset – An increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

•	Indexed annuity and IUL contracts embedded derivatives – An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
•

GLB reserves embedded derivatives –  Assuming our GLB reserves embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

18.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to excess capital; other corporate investments; benefit plan net liability; the results of certain disability income business; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of embedded derivatives within certain reinsurance arrangements; and
▪	Changes in the fair value of the embedded derivatives of our GLB riders reflected within variable annuity net derivative results accounted for at fair value;
▪	Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results; and
•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

45

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Revenues
Operating revenues:
Annuities	$164	$161	$141
Retirement Plan Services	66	63	61
Life Insurance	597	602	637
Group Protection	80	94	103
Other Operations	10	1	2
Excluded realized gain (loss), pre-tax	(49)	(33)	(18)
Total revenues	$868	$888	$926

	For the Years Ended December 31,
	2016	2015	2014
Net Income (Loss)
Income (loss) from operations:
Annuities	$47	$46	$43
Retirement Plan Services	3	3	3
Life Insurance	131	60	110
Group Protection	2	(1)	-
Other Operations	5	1	3
Excluded realized gain (loss), after-tax	(32)	(21)	(12)
Net income (loss)	$156	$88	$147

46

	For the Years Ended December 31,
	2016	2015	2014
Net Investment Income
Annuities	$49	$51	$54
Retirement Plan Services	59	56	55
Life Insurance	295	305	301
Group Protection	10	9	9
Other Operations	10	1	2
Total net investment income	$423	$422	$421

	For the Years Ended December 31,
	2016	2015	2014
Amortization of DAC and VOBA, Net of Interest
Annuities	$17	$14	$13
Retirement Plan Services	1	-	1
Life Insurance	(3)	73	68
Group Protection	5	4	2
Total amortization of DAC and VOBA, net of interest	$20	$91	$84

	For the Years Ended December 31,
	2016	2015	2014
Federal Income Tax Expense (Benefit)
Annuities	$12	$16	$13
Retirement Plan Services	1	1	-
Life Insurance	70	31	58
Group Protection	1	(1)	-
Other Operations	3	-	4
Excluded realized gain (loss)	(17)	(11)	(6)
Total federal income tax expense (benefit)	$70	$36	$69

	As of December 31,
	2016	2015
Assets
Annuities	$5,647	$5,542
Retirement Plan Services	1,976	1,829
Life Insurance	8,290	7,293
Group Protection	167	187
Other Operations	777	(149)
Total assets	$16,857	$14,702

47

19.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Income taxes paid (received)	$(21)	$65	$52

20.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Balance Sheets:

	As of December 31,
	2016	2015
Assets with affiliates:
Service agreement receivable	$2	$7	Other assets
Ceded reinsurance contracts	52	40	Reinsurance recoverables
			Reinsurance related embedded
Ceded reinsurance contracts	12	11	derivatives
Ceded reinsurance contracts	47	80	Other assets

Liabilities with affiliates:
Service agreement payable	5	-	Other liabilities
Ceded reinsurance contracts	3	3	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on our Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2016	2015	2014
Revenues with affiliates:
Premiums paid on ceded reinsurance contracts	$(6)	$(6)	$(9)	Insurance premiums
Fees for management of general account	(4)	(5)	(6)	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	(33)	37	70	Realized gain (loss)
Other gains (losses)	21	(48)	(78)	Realized gain (loss)

Benefits and expenses with affiliates:
Benefits on assumed (recoveries on ceded) reinsurance
contracts	(10)	(9)	5	Benefits
				Commissions and
Service agreement payments	80	68	70	other expenses

Service Agreement

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  investments by product, assets under management, weighted policies in force, headcount and sales.

Ceded Reinsurance Contracts

We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd.  As discussed in Note  4, we cede the GLB reserves embedded derivatives and the related hedge results to LNL.

21.  Subsequent Events

Management evaluated subsequent events for the Company through March 31, 2017, the date the financial statements were available to be issued.  On March 20, 2017, LNY paid a cash dividend in the amount of $120 million to LNL.  Management identified no other items or events required for disclosure.

48

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Statements of assets and liabilities

December 31, 2016

Subaccount	Investments	Contract Purchases Due From Lincoln Life & Annuity Company of New York	Total Assets	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
AB VPS Global Thematic Growth Portfolio Class A	$641,958	$—	$641,958	$14	$641,944
AB VPS Growth and Income Portfolio Class A	984,701	—	984,701	25	984,676
AB VPS International Value Portfolio Class A	501,789	—	501,789	10	501,779
AB VPS Large Cap Growth Portfolio Class A	161,412	—	161,412	5	161,407
AB VPS Small/Mid Cap Value Portfolio Class A	1,734,951	—	1,734,951	31	1,734,920
American Century VP Balanced Fund Class I	16,242	—	16,242	—	16,242
American Century VP Inflation Protection Fund Class I	737,225	—	737,225	13	737,212
American Funds Global Growth Fund Class 2	2,099,978	5	2,099,983	48	2,099,935
American Funds Global Small Capitalization Fund Class 2	2,258,572	1,085	2,259,657	40	2,259,617
American Funds Growth Fund Class 2	8,166,888	2,363	8,169,251	179	8,169,072
American Funds Growth-Income Fund Class 2	7,893,507	634	7,894,141	158	7,893,983
American Funds International Fund Class 2	4,416,464	342	4,416,806	91	4,416,715
BlackRock Global Allocation V.I. Fund Class I	2,385,841	1,448	2,387,289	59	2,387,230
ClearBridge Variable Mid Cap Portfolio Class I	337,517	—	337,517	6	337,511
Delaware VIP Diversified Income Series Standard Class	2,445,459	—	2,445,459	40	2,445,419
Delaware VIP Emerging Markets Series Standard Class	1,841,655	—	1,841,655	44	1,841,611
Delaware VIP High Yield Series Standard Class	1,160,253	—	1,160,253	27	1,160,226
Delaware VIP Limited-Term Diversified Income Series Standard Class	1,332,864	1,069	1,333,933	23	1,333,910
Delaware VIP REIT Series Standard Class	1,703,897	1,988	1,705,885	33	1,705,852
Delaware VIP Small Cap Value Series Standard Class	2,509,688	24	2,509,712	55	2,509,657
Delaware VIP Smid Cap Growth Series Standard Class	2,260,498	1,265	2,261,763	42	2,261,721
Delaware VIP U.S. Growth Series Standard Class	1,006,821	85	1,006,906	15	1,006,891
Delaware VIP Value Series Standard Class	2,207,827	—	2,207,827	52	2,207,775
Deutsche Alternative Asset Allocation VIP Portfolio Class A	191,373	—	191,373	3	191,370
Deutsche Equity 500 Index VIP Portfolio Class A	3,185,011	285	3,185,296	78	3,185,218
Deutsche Small Cap Index VIP Portfolio Class A	887,124	2,095	889,219	19	889,200
Fidelity VIP Asset Manager Portfolio Initial Class	115,419	—	115,419	3	115,416
Fidelity VIP Contrafund Portfolio Service Class	3,676,919	458	3,677,377	87	3,677,290
Fidelity VIP Equity-Income Portfolio Initial Class	116,637	—	116,637	4	116,633
Fidelity VIP Equity-Income Portfolio Service Class	352,288	1,254	353,542	11	353,531
Fidelity VIP Growth Opportunities Portfolio Service Class	158,298	—	158,298	4	158,294
Fidelity VIP Growth Portfolio Service Class	1,008,793	—	1,008,793	24	1,008,769
Fidelity VIP High Income Portfolio Service Class	98,025	—	98,025	2	98,023
Fidelity VIP Investment Grade Bond Portfolio Initial Class	118,764	—	118,764	4	118,760
Fidelity VIP Mid Cap Portfolio Service Class	1,634,072	348	1,634,420	29	1,634,391
Fidelity VIP Overseas Portfolio Service Class	338,731	—	338,731	7	338,724
Franklin Income VIP Fund Class 1	3,980,141	—	3,980,141	79	3,980,062
Franklin Mutual Shares VIP Fund Class 1	1,473,492	2	1,473,494	24	1,473,470
Franklin Small-Mid Cap Growth VIP Fund Class 1	643,595	—	643,595	15	643,580
Invesco V.I. American Franchise Fund Series I	720,239	1,893	722,132	20	722,112
Invesco V.I. Core Equity Fund Series I	1,143,417	1,254	1,144,671	28	1,144,643
Invesco V.I. Core Plus Bond Fund Series I	100,241	—	100,241	3	100,238
Invesco V.I. International Growth Fund Series I	368,690	24	368,714	8	368,706
Janus Aspen Balanced Portfolio Institutional Shares	200,883	—	200,883	4	200,879
Janus Aspen Balanced Portfolio Service Shares	294,766	—	294,766	10	294,756
Janus Aspen Enterprise Portfolio Service Shares	143,260	—	143,260	5	143,255
Janus Aspen Global Research Portfolio Institutional Shares	322,885	—	322,885	6	322,879
Janus Aspen Global Research Portfolio Service Shares	51,887	627	52,514	2	52,512
Janus Aspen Global Technology Portfolio Service Shares	82,717	—	82,717	4	82,713
JPMorgan Insurance Trust Global Allocation Portfolio Class 1	26,381	—	26,381	—	26,381
LVIP Baron Growth Opportunities Fund Standard Class	251,703	—	251,703	4	251,699

See accompanying notes.

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From Lincoln Life & Annuity Company of New York	Total Assets	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
LVIP Baron Growth Opportunities Fund Service Class	$699,921	$—	$699,921	$16	$699,905
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	296,284	483	296,767	6	296,761
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class	107	—	107	—	107
LVIP BlackRock Inflation Protected Bond Fund Standard Class	633,407	14	633,421	11	633,410
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class	35	—	35	—	35
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	241,047	—	241,047	6	241,041
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	115,635	—	115,635	1	115,634
LVIP Clarion Global Real Estate Fund Standard Class	589,741	—	589,741	16	589,725
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	17,521	—	17,521	—	17,521
LVIP Delaware Bond Fund Standard Class	4,179,916	1,392	4,181,308	81	4,181,227
LVIP Delaware Diversified Floating Rate Fund Standard Class	774,770	1,448	776,218	11	776,207
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	146,219	—	146,219	2	146,217
LVIP Delaware Social Awareness Fund Standard Class	381,535	—	381,535	9	381,526
LVIP Delaware Special Opportunities Fund Standard Class	411,823	—	411,823	6	411,817
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	295,971	—	295,971	8	295,963
LVIP Dimensional International Core Equity Fund Standard Class	25,540	—	25,540	—	25,540
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	123,223	—	123,223	3	123,220
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	39,331	—	39,331	—	39,331
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	559,780	—	559,780	14	559,766
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	546,576	—	546,576	11	546,565
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	208,074	—	208,074	4	208,070
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	1,369,569	—	1,369,569	32	1,369,537
LVIP Global Growth Allocation Managed Risk Fund Standard Class	3,492,650	—	3,492,650	79	3,492,571
LVIP Global Income Fund Standard Class	264,794	972	265,766	4	265,762
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	3,475,667	—	3,475,667	76	3,475,591
LVIP Government Money Market Fund Standard Class	3,277,611	—	3,277,611	75	3,277,536
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class	144	—	144	—	144
LVIP JPMorgan High Yield Fund Standard Class	1,068,688	7	1,068,695	28	1,068,667
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	142,119	—	142,119	2	142,117
LVIP Managed Risk Profile 2020 Fund Standard Class	83,142	—	83,142	3	83,139
LVIP Managed Risk Profile 2030 Fund Standard Class	166,403	—	166,403	5	166,398
LVIP Managed Risk Profile 2040 Fund Standard Class	72,978	—	72,978	2	72,976
LVIP MFS International Growth Fund Standard Class	707,035	4	707,039	10	707,029
LVIP MFS Value Fund Standard Class	2,171,590	4	2,171,594	37	2,171,557
LVIP Mondrian International Value Fund Standard Class	975,733	—	975,733	18	975,715
LVIP SSGA Bond Index Fund Standard Class	532,896	—	532,896	12	532,884
LVIP SSGA Conservative Index Allocation Fund Standard Class	199,789	—	199,789	4	199,785

See accompanying notes.

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From Lincoln Life & Annuity Company of New York	Total Assets	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
LVIP SSGA Conservative Structured Allocation Fund Standard Class	$9,117	$—	$9,117	$—	$9,117
LVIP SSGA Developed International 150 Fund Standard Class	277,998	—	277,998	4	277,994
LVIP SSGA Emerging Markets 100 Fund Standard Class	279,932	7	279,939	7	279,932
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	637,148	—	637,148	15	637,133
LVIP SSGA International Index Fund Standard Class	224,943	—	224,943	5	224,938
LVIP SSGA International Managed Volatility Fund Standard Class	24,176	—	24,176	—	24,176
LVIP SSGA Large Cap 100 Fund Standard Class	534,466	—	534,466	6	534,460
LVIP SSGA Moderate Index Allocation Fund Standard Class	643,175	—	643,175	17	643,158
LVIP SSGA Moderate Structured Allocation Fund Standard Class	752,469	—	752,469	13	752,456
LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class	307,739	—	307,739	8	307,731
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class	1,032,509	—	1,032,509	24	1,032,485
LVIP SSGA S&P 500 Index Fund Standard Class	3,167,311	—	3,167,311	57	3,167,254
LVIP SSGA Small-Cap Index Fund Standard Class	432,308	—	432,308	9	432,299
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	565,977	—	565,977	8	565,969
LVIP T. Rowe Price Growth Stock Fund Standard Class	1,078,920	21	1,078,941	28	1,078,913
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	339,665	—	339,665	6	339,659
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	193	—	193	—	193
LVIP Vanguard Domestic Equity ETF Fund Standard Class	326,212	—	326,212	5	326,207
LVIP Vanguard International Equity ETF Fund Standard Class	297,865	21	297,886	6	297,880
LVIP Wellington Capital Growth Fund Standard Class	1,083,169	—	1,083,169	11	1,083,158
LVIP Wellington Mid-Cap Value Fund Standard Class	351,766	6	351,772	5	351,767
M Capital Appreciation Fund	5,536	—	5,536	—	5,536
M International Equity Fund	7,609	—	7,609	—	7,609
M Large Cap Growth Fund	7,602	—	7,602	—	7,602
M Large Cap Value Fund	8,494	—	8,494	—	8,494
MFS VIT Growth Series Initial Class	942,228	975	943,203	20	943,183
MFS VIT Total Return Series Initial Class	1,267,601	—	1,267,601	25	1,267,576
MFS VIT Utilities Series Initial Class	1,669,224	965	1,670,189	36	1,670,153
MFS VIT II Core Equity Portfolio Initial Class	11,746	—	11,746	—	11,746
Neuberger Berman AMT Large Cap Value Portfolio I Class	123,675	—	123,675	2	123,673
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	1,052,751	1,881	1,054,632	23	1,054,609
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	460,680	—	460,680	8	460,672
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	605,240	—	605,240	13	605,227
Putnam VT Global Health Care Fund Class IB	91,280	—	91,280	3	91,277
Putnam VT Growth & Income Fund Class IB	28,410	—	28,410	1	28,409
Templeton Foreign VIP Fund Class 1	257,700	—	257,700	8	257,692
Templeton Foreign VIP Fund Class 2	121,422	214	121,636	3	121,633
Templeton Global Bond VIP Fund Class 1	880,688	—	880,688	18	880,670
Templeton Growth VIP Fund Class 1	393,758	—	393,758	9	393,749
Templeton Growth VIP Fund Class 2	42,572	—	42,572	1	42,571

See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Statements of operations

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Global Thematic Growth Portfolio Class A	$—	$(2,875)	$(2,875)	$21,784
AB VPS Growth and Income Portfolio Class A	9,019	(4,427)	4,592	73,622
AB VPS International Value Portfolio Class A	6,432	(1,834)	4,598	(6,780)
AB VPS Large Cap Growth Portfolio Class A	—	(819)	(819)	5,416
AB VPS Small/Mid Cap Value Portfolio Class A	9,997	(5,821)	4,176	4,948
American Century VP Balanced Fund Class I	73	(5)	68	3
American Century VP Inflation Protection Fund Class I	16,260	(3,003)	13,257	(17,840)
American Funds Global Growth Fund Class 2	19,890	(9,447)	10,443	13,877
American Funds Global Small Capitalization Fund Class 2	5,770	(7,711)	(1,941)	(18,160)
American Funds Growth Fund Class 2	61,366	(32,786)	28,580	60,333
American Funds Growth-Income Fund Class 2	115,798	(29,934)	85,864	70,539
American Funds International Fund Class 2	61,660	(17,594)	44,066	(77,116)
BlackRock Global Allocation V.I. Fund Class I	30,476	(12,939)	17,537	(132,035)
ClearBridge Variable Mid Cap Portfolio Class I	2,641	(737)	1,904	(919)
Delaware VIP Diversified Income Series Standard Class	80,128	(8,768)	71,360	(11,596)
Delaware VIP Emerging Markets Series Standard Class	21,291	(8,303)	12,988	(75,514)
Delaware VIP High Yield Series Standard Class	86,498	(5,358)	81,140	(71,430)
Delaware VIP Limited-Term Diversified Income Series Standard Class	21,489	(4,093)	17,396	(601)
Delaware VIP REIT Series Standard Class	20,922	(6,527)	14,395	93,686
Delaware VIP Small Cap Value Series Standard Class	21,492	(9,243)	12,249	(3,706)
Delaware VIP Smid Cap Growth Series Standard Class	4,964	(7,597)	(2,633)	1,867
Delaware VIP U.S. Growth Series Standard Class	6,320	(2,720)	3,600	(12,543)
Delaware VIP Value Series Standard Class	31,048	(8,554)	22,494	89,417
Deutsche Alternative Asset Allocation VIP Portfolio Class A	3,337	(457)	2,880	(460)
Deutsche Equity 500 Index VIP Portfolio Class A	62,228	(13,808)	48,420	80,459
Deutsche Small Cap Index VIP Portfolio Class A	8,436	(3,195)	5,241	14,076
Fidelity VIP Asset Manager Portfolio Initial Class	1,708	(701)	1,007	(283)
Fidelity VIP Contrafund Portfolio Service Class	26,111	(15,215)	10,896	44,922
Fidelity VIP Equity-Income Portfolio Initial Class	2,508	(589)	1,919	(314)
Fidelity VIP Equity-Income Portfolio Service Class	7,334	(1,824)	5,510	(2,010)
Fidelity VIP Growth Opportunities Portfolio Service Class	369	(599)	(230)	2,063
Fidelity VIP Growth Portfolio Service Class	—	(4,397)	(4,397)	24,128
Fidelity VIP High Income Portfolio Service Class	5,057	(361)	4,696	(272)
Fidelity VIP Investment Grade Bond Portfolio Initial Class	2,838	(704)	2,134	(284)
Fidelity VIP Mid Cap Portfolio Service Class	6,629	(4,767)	1,862	(17,611)
Fidelity VIP Overseas Portfolio Service Class	4,742	(1,320)	3,422	4,068
Franklin Income VIP Fund Class 1	196,583	(15,211)	181,372	(31,741)
Franklin Mutual Shares VIP Fund Class 1	30,164	(4,174)	25,990	8,853
Franklin Small-Mid Cap Growth VIP Fund Class 1	—	(2,827)	(2,827)	(25,872)
Invesco V.I. American Franchise Fund Series I	—	(3,575)	(3,575)	20,409
Invesco V.I. Core Equity Fund Series I	8,311	(4,779)	3,532	10,433
Invesco V.I. Core Plus Bond Fund Series I	4,478	(617)	3,861	(41)
Invesco V.I. International Growth Fund Series I	4,873	(1,327)	3,546	(443)
Janus Aspen Balanced Portfolio Institutional Shares	4,282	(697)	3,585	407
Janus Aspen Balanced Portfolio Service Shares	5,705	(1,810)	3,895	1,739
Janus Aspen Enterprise Portfolio Service Shares	34	(862)	(828)	2,705
Janus Aspen Global Research Portfolio Institutional Shares	3,438	(1,111)	2,327	4,791
Janus Aspen Global Research Portfolio Service Shares	463	(371)	92	644
Janus Aspen Global Technology Portfolio Service Shares	10	(172)	(162)	381
JPMorgan Insurance Trust Global Allocation Portfolio Class 1	784	(25)	759	219
LVIP Baron Growth Opportunities Fund Standard Class	1,860	(956)	904	6,537
LVIP Baron Growth Opportunities Fund Service Class	3,480	(3,028)	452	11,500
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	5,381	(1,000)	4,381	5,144
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	1,019	(53)	966	(2,338)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class	1	—	1	—
LVIP BlackRock Inflation Protected Bond Fund Standard Class	8,114	(1,957)	6,157	(3,917)
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	1,122	(1,121)	1	6,059

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio Class A	$—	$21,784	$(25,505)	$(6,596)
AB VPS Growth and Income Portfolio Class A	53,874	127,496	(34,182)	97,906
AB VPS International Value Portfolio Class A	—	(6,780)	(636)	(2,818)
AB VPS Large Cap Growth Portfolio Class A	18,473	23,889	(18,386)	4,684
AB VPS Small/Mid Cap Value Portfolio Class A	93,923	98,871	258,802	361,849
American Century VP Balanced Fund Class I	—	3	143	214
American Century VP Inflation Protection Fund Class I	5,570	(12,270)	30,746	31,733
American Funds Global Growth Fund Class 2	177,084	190,961	(196,371)	5,033
American Funds Global Small Capitalization Fund Class 2	408,507	390,347	(342,524)	45,882
American Funds Growth Fund Class 2	705,372	765,705	(95,165)	699,120
American Funds Growth-Income Fund Class 2	847,426	917,965	(163,289)	840,540
American Funds International Fund Class 2	376,155	299,039	(191,549)	151,556
BlackRock Global Allocation V.I. Fund Class I	—	(132,035)	200,795	86,297
ClearBridge Variable Mid Cap Portfolio Class I	7,522	6,603	21,280	29,787
Delaware VIP Diversified Income Series Standard Class	—	(11,596)	12,838	72,602
Delaware VIP Emerging Markets Series Standard Class	42,357	(33,157)	251,001	230,832
Delaware VIP High Yield Series Standard Class	—	(71,430)	126,647	136,357
Delaware VIP Limited-Term Diversified Income Series Standard Class	—	(601)	4,914	21,709
Delaware VIP REIT Series Standard Class	100,287	193,973	(118,421)	89,947
Delaware VIP Small Cap Value Series Standard Class	198,045	194,339	410,433	617,021
Delaware VIP Smid Cap Growth Series Standard Class	274,936	276,803	(100,209)	173,961
Delaware VIP U.S. Growth Series Standard Class	273,194	260,651	(314,764)	(50,513)
Delaware VIP Value Series Standard Class	142,525	231,942	(2,197)	252,239
Deutsche Alternative Asset Allocation VIP Portfolio Class A	—	(460)	4,127	6,547
Deutsche Equity 500 Index VIP Portfolio Class A	232,091	312,550	(28,195)	332,775
Deutsche Small Cap Index VIP Portfolio Class A	58,573	72,649	78,113	156,003
Fidelity VIP Asset Manager Portfolio Initial Class	5,798	5,515	(3,739)	2,783
Fidelity VIP Contrafund Portfolio Service Class	242,717	287,639	(42,948)	255,587
Fidelity VIP Equity-Income Portfolio Initial Class	6,733	6,419	9,244	17,582
Fidelity VIP Equity-Income Portfolio Service Class	20,459	18,449	28,296	52,255
Fidelity VIP Growth Opportunities Portfolio Service Class	2,832	4,895	(4,680)	(15)
Fidelity VIP Growth Portfolio Service Class	90,823	114,951	(103,656)	6,898
Fidelity VIP High Income Portfolio Service Class	—	(272)	7,755	12,179
Fidelity VIP Investment Grade Bond Portfolio Initial Class	63	(221)	3,650	5,563
Fidelity VIP Mid Cap Portfolio Service Class	78,939	61,328	105,037	168,227
Fidelity VIP Overseas Portfolio Service Class	600	4,668	(26,357)	(18,267)
Franklin Income VIP Fund Class 1	—	(31,741)	371,673	521,304
Franklin Mutual Shares VIP Fund Class 1	109,058	117,911	59,897	203,798
Franklin Small-Mid Cap Growth VIP Fund Class 1	67,013	41,141	(11,283)	27,031
Invesco V.I. American Franchise Fund Series I	62,858	83,267	(68,978)	10,714
Invesco V.I. Core Equity Fund Series I	74,495	84,928	12,896	101,356
Invesco V.I. Core Plus Bond Fund Series I	—	(41)	3,160	6,980
Invesco V.I. International Growth Fund Series I	—	(443)	(6,586)	(3,483)
Janus Aspen Balanced Portfolio Institutional Shares	2,770	3,177	1,203	7,965
Janus Aspen Balanced Portfolio Service Shares	4,095	5,834	1,079	10,808
Janus Aspen Enterprise Portfolio Service Shares	11,711	14,416	1,811	15,399
Janus Aspen Global Research Portfolio Institutional Shares	—	4,791	(1,406)	5,712
Janus Aspen Global Research Portfolio Service Shares	—	644	(258)	478
Janus Aspen Global Technology Portfolio Service Shares	402	783	(713)	(92)
JPMorgan Insurance Trust Global Allocation Portfolio Class 1	—	219	29	1,007
LVIP Baron Growth Opportunities Fund Standard Class	16,444	22,981	(10,928)	12,957
LVIP Baron Growth Opportunities Fund Service Class	51,320	62,820	(31,389)	31,883
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	—	5,144	20,778	30,303
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	—	(2,338)	2,853	1,481
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class	—	—	(1)	—
LVIP BlackRock Inflation Protected Bond Fund Standard Class	—	(3,917)	17,107	19,347
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	—	6,059	(10,462)	(4,402)

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Statements of operations (continued)

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	$—	$(236)	$(236)	$168
LVIP Clarion Global Real Estate Fund Standard Class	24,191	(2,906)	21,285	6,916
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	195	(20)	175	19
LVIP Delaware Bond Fund Standard Class	115,596	(16,047)	99,549	7,460
LVIP Delaware Diversified Floating Rate Fund Standard Class	—	(1,767)	(1,767)	(1,871)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	2,506	(457)	2,049	2,246
LVIP Delaware Social Awareness Fund Standard Class	5,831	(1,734)	4,097	5,966
LVIP Delaware Special Opportunities Fund Standard Class	6,614	(885)	5,729	(1,082)
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	6,795	(1,393)	5,402	(2,693)
LVIP Dimensional International Core Equity Fund Standard Class	545	(47)	498	103
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	1,955	(1,002)	953	(22,660)
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	465	(45)	420	94
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	6,762	(2,448)	4,314	(809)
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	9,159	(1,907)	7,252	373
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	3,167	(854)	2,313	365
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	30,595	(7,289)	23,306	(10,117)
LVIP Global Growth Allocation Managed Risk Fund Standard Class	67,651	(15,579)	52,072	69,229
LVIP Global Income Fund Standard Class	—	(1,097)	(1,097)	(12,046)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	63,781	(14,316)	49,465	75,191
LVIP Government Money Market Fund Standard Class	849	(14,095)	(13,246)	—
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class	2	—	2	—
LVIP JPMorgan High Yield Fund Standard Class	61,890	(5,195)	56,695	(8,972)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	1,018	(779)	239	26,535
LVIP Managed Risk Profile 2020 Fund Standard Class	1,678	(477)	1,201	935
LVIP Managed Risk Profile 2030 Fund Standard Class	3,275	(1,015)	2,260	2,698
LVIP Managed Risk Profile 2040 Fund Standard Class	1,370	(411)	959	2,677
LVIP MFS International Growth Fund Standard Class	11,065	(1,724)	9,341	636
LVIP MFS Value Fund Standard Class	41,219	(6,427)	34,792	44,943
LVIP Mondrian International Value Fund Standard Class	28,973	(3,475)	25,498	(18,636)
LVIP SSGA Bond Index Fund Standard Class	12,048	(1,985)	10,063	623
LVIP SSGA Conservative Index Allocation Fund Standard Class	4,226	(649)	3,577	721
LVIP SSGA Conservative Structured Allocation Fund Standard Class	205	(42)	163	(5)
LVIP SSGA Developed International 150 Fund Standard Class	10,180	(570)	9,610	(4,015)
LVIP SSGA Emerging Markets 100 Fund Standard Class	7,568	(1,182)	6,386	(9,693)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	12,408	(2,758)	9,650	(2,508)
LVIP SSGA International Index Fund Standard Class	6,775	(947)	5,828	(2,141)
LVIP SSGA International Managed Volatility Fund Standard Class	241	(4)	237	(2)
LVIP SSGA Large Cap 100 Fund Standard Class	12,019	(991)	11,028	(4,616)
LVIP SSGA Moderate Index Allocation Fund Standard Class	13,082	(2,877)	10,205	1,793
LVIP SSGA Moderate Structured Allocation Fund Standard Class	17,132	(2,277)	14,855	(1,337)
LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class	6,410	(1,282)	5,128	1,160
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class	24,025	(4,422)	19,603	(3,890)
LVIP SSGA S&P 500 Index Fund Standard Class	60,614	(8,948)	51,666	66,071
LVIP SSGA Small-Cap Index Fund Standard Class	5,404	(1,472)	3,932	9,091
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	11,193	(1,240)	9,953	(4,150)
LVIP T. Rowe Price Growth Stock Fund Standard Class	1,076	(4,056)	(2,980)	15,899
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	971	(1,025)	(54)	4,131
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	2	—	2	—
LVIP Vanguard Domestic Equity ETF Fund Standard Class	5,170	(659)	4,511	861
LVIP Vanguard International Equity ETF Fund Standard Class	6,844	(1,107)	5,737	(522)
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	—	(118)	(118)	(1,375)
LVIP Wellington Capital Growth Fund Standard Class	—	(2,004)	(2,004)	4,319
LVIP Wellington Mid-Cap Value Fund Standard Class	1,699	(892)	807	3,408
M Capital Appreciation Fund	—	(25)	(25)	22
M International Equity Fund	90	(36)	54	(15)
M Large Cap Growth Fund	—	(36)	(36)	17
M Large Cap Value Fund	152	(37)	115	4

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	$2,954	$3,122	$(127)	$2,759
LVIP Clarion Global Real Estate Fund Standard Class	—	6,916	(23,664)	4,537
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	387	406	201	782
LVIP Delaware Bond Fund Standard Class	46,710	54,170	(53,017)	100,702
LVIP Delaware Diversified Floating Rate Fund Standard Class	—	(1,871)	16,957	13,319
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	12,523	14,769	(9,293)	7,525
LVIP Delaware Social Awareness Fund Standard Class	45,987	51,953	(34,223)	21,827
LVIP Delaware Special Opportunities Fund Standard Class	50,019	48,937	12,287	66,953
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	4,804	2,111	(1,087)	6,426
LVIP Dimensional International Core Equity Fund Standard Class	—	103	1,025	1,626
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	75,502	52,842	(34,937)	18,858
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	—	94	4,415	4,929
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	45,911	45,102	7,796	57,212
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	—	373	517	8,142
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	—	365	3,040	5,718
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	26,455	16,338	31,995	71,639
LVIP Global Growth Allocation Managed Risk Fund Standard Class	—	69,229	23,185	144,486
LVIP Global Income Fund Standard Class	1,136	(10,910)	16,370	4,363
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	37,974	113,165	(34,232)	128,398
LVIP Government Money Market Fund Standard Class	—	—	—	(13,246)
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class	2	2	8	12
LVIP JPMorgan High Yield Fund Standard Class	—	(8,972)	81,914	129,637
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	—	26,535	(12,216)	14,558
LVIP Managed Risk Profile 2020 Fund Standard Class	2,035	2,970	(1,186)	2,985
LVIP Managed Risk Profile 2030 Fund Standard Class	4,055	6,753	(3,958)	5,055
LVIP Managed Risk Profile 2040 Fund Standard Class	1,425	4,102	(2,739)	2,322
LVIP MFS International Growth Fund Standard Class	—	636	(97)	9,880
LVIP MFS Value Fund Standard Class	86,259	131,202	101,954	267,948
LVIP Mondrian International Value Fund Standard Class	35,271	16,635	(6,236)	35,897
LVIP SSGA Bond Index Fund Standard Class	—	623	(2,604)	8,082
LVIP SSGA Conservative Index Allocation Fund Standard Class	1,382	2,103	3,488	9,168
LVIP SSGA Conservative Structured Allocation Fund Standard Class	198	193	126	482
LVIP SSGA Developed International 150 Fund Standard Class	5,995	1,980	12,711	24,301
LVIP SSGA Emerging Markets 100 Fund Standard Class	—	(9,693)	42,565	39,258
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	—	(2,508)	25,990	33,132
LVIP SSGA International Index Fund Standard Class	—	(2,141)	(1,409)	2,278
LVIP SSGA International Managed Volatility Fund Standard Class	—	(2)	(331)	(96)
LVIP SSGA Large Cap 100 Fund Standard Class	48,914	44,298	41,349	96,675
LVIP SSGA Moderate Index Allocation Fund Standard Class	7,005	8,798	14,676	33,679
LVIP SSGA Moderate Structured Allocation Fund Standard Class	22,314	20,977	23,684	59,516
LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class	4,004	5,164	8,649	18,941
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class	34,986	31,096	47,809	98,508
LVIP SSGA S&P 500 Index Fund Standard Class	38,929	105,000	143,843	300,509
LVIP SSGA Small-Cap Index Fund Standard Class	8,730	17,821	53,136	74,889
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	26,349	22,199	98,066	130,218
LVIP T. Rowe Price Growth Stock Fund Standard Class	14,736	30,635	9,303	36,958
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	16,609	20,740	3,527	24,213
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	—	—	—	2
LVIP Vanguard Domestic Equity ETF Fund Standard Class	897	1,758	24,060	30,329
LVIP Vanguard International Equity ETF Fund Standard Class	—	(522)	3,807	9,022
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	4,255	2,880	6,401	9,163
LVIP Wellington Capital Growth Fund Standard Class	86,761	91,080	(88,079)	997
LVIP Wellington Mid-Cap Value Fund Standard Class	1,014	4,422	33,805	39,034
M Capital Appreciation Fund	210	232	785	992
M International Equity Fund	—	(15)	(63)	(24)
M Large Cap Growth Fund	422	439	(584)	(181)
M Large Cap Value Fund	—	4	645	764

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Statements of operations (continued)

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
MFS VIT Growth Series Initial Class	$406	$(3,562)	$(3,156)	$13,819
MFS VIT Total Return Series Initial Class	36,962	(4,835)	32,127	21,851
MFS VIT Utilities Series Initial Class	60,704	(6,553)	54,151	(3,669)
MFS VIT II Core Equity Portfolio Initial Class	84	(36)	48	(35)
Neuberger Berman AMT Large Cap Value Portfolio I Class	882	(397)	485	3,324
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	—	(4,094)	(4,094)	(9,550)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	2,919	(1,554)	1,365	8,176
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	6,569	(2,531)	4,038	(174,830)
Putnam VT Global Health Care Fund Class IB	—	(612)	(612)	201
Putnam VT Growth & Income Fund Class IB	428	(113)	315	159
Templeton Foreign VIP Fund Class 1	5,227	(1,331)	3,896	(1,916)
Templeton Foreign VIP Fund Class 2	2,168	(426)	1,742	(1,283)
Templeton Global Bond VIP Fund Class 1	—	(3,428)	(3,428)	(24,618)
Templeton Growth VIP Fund Class 1	8,395	(1,754)	6,641	4,766
Templeton Growth VIP Fund Class 2	746	(126)	620	348
See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
MFS VIT Growth Series Initial Class	$55,342	$69,161	$(46,829)	$19,176
MFS VIT Total Return Series Initial Class	41,555	63,406	10,087	105,620
MFS VIT Utilities Series Initial Class	35,816	32,147	72,430	158,728
MFS VIT II Core Equity Portfolio Initial Class	905	870	187	1,105
Neuberger Berman AMT Large Cap Value Portfolio I Class	9,665	12,989	14,106	27,580
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	47,816	38,266	8,214	42,386
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	33,191	41,367	23,339	66,071
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	—	(174,830)	267,104	96,312
Putnam VT Global Health Care Fund Class IB	11,964	12,165	(24,637)	(13,084)
Putnam VT Growth & Income Fund Class IB	755	914	2,375	3,604
Templeton Foreign VIP Fund Class 1	4,098	2,182	10,138	16,216
Templeton Foreign VIP Fund Class 2	1,942	659	5,203	7,604
Templeton Global Bond VIP Fund Class 1	682	(23,936)	52,176	24,812
Templeton Growth VIP Fund Class 1	14,003	18,769	8,501	33,911
Templeton Growth VIP Fund Class 2	1,435	1,783	480	2,883

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Statements of changes in net assets

Years Ended December 31, 2015 and 2016

	AB VPS Global Thematic Growth Portfolio Class A Subaccount	AB VPS Growth and Income Portfolio Class A Subaccount	AB VPS International Value Portfolio Class A Subaccount	AB VPS Large Cap Growth Portfolio Class A Subaccount	AB VPS Small/Mid Cap Value Portfolio Class A Subaccount	American Century VP Balanced Fund Class I Subaccount	American Century VP Inflation Protection Fund Class I Subaccount
NET ASSETS AT JANUARY 1, 2015	$585,885	$848,524	$454,814	$131,816	$1,281,853	$—	$779,094
Changes From Operations:
• Net investment income (loss)	(3,104)	7,059	10,020	(659)	4,160	—	14,596
• Net realized gain (loss) on investments	14,423	32,386	(542)	22,544	215,237	—	(19,185)
• Net change in unrealized appreciation or depreciation on investments	(69)	(28,002)	765	(7,464)	(309,266)	—	(17,881)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,250	11,443	10,243	14,421	(89,869)	—	(22,470)
Change From Unit Transactions:
• Contract purchases	150,057	68,450	36,229	7,195	224,963	—	59,608
• Contract withdrawals	(48,705)	(51,675)	(25,019)	(5,978)	(81,739)	—	(62,288)
• Contract transfers	(7,844)	(16,278)	(11,040)	7,218	120,991	—	6,921
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	93,508	497	170	8,435	264,215	—	4,241
TOTAL INCREASE (DECREASE) IN NET ASSETS	104,758	11,940	10,413	22,856	174,346	—	(18,229)
NET ASSETS AT DECEMBER 31, 2015	690,643	860,464	465,227	154,672	1,456,199	—	760,865
Changes From Operations:
• Net investment income (loss)	(2,875)	4,592	4,598	(819)	4,176	68	13,257
• Net realized gain (loss) on investments	21,784	127,496	(6,780)	23,889	98,871	3	(12,270)
• Net change in unrealized appreciation or depreciation on investments	(25,505)	(34,182)	(636)	(18,386)	258,802	143	30,746
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,596)	97,906	(2,818)	4,684	361,849	214	31,733
Change From Unit Transactions:
• Contract purchases	42,580	84,874	39,186	8,494	178,225	11,250	57,474
• Contract withdrawals	(86,056)	(60,054)	(26,541)	(7,201)	(116,063)	(1,819)	(126,930)
• Contract transfers	1,373	1,486	26,725	758	(145,290)	6,597	14,070
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(42,103)	26,306	39,370	2,051	(83,128)	16,028	(55,386)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(48,699)	124,212	36,552	6,735	278,721	16,242	(23,653)
NET ASSETS AT DECEMBER 31, 2016	$641,944	$984,676	$501,779	$161,407	$1,734,920	$16,242	$737,212

See accompanying notes.

	American Funds Global Growth Fund Class 2 Subaccount	American Funds Global Small Capitalization Fund Class 2 Subaccount	American Funds Growth Fund Class 2 Subaccount	American Funds Growth-Income Fund Class 2 Subaccount	American Funds International Fund Class 2 Subaccount	BlackRock Global Allocation V.I. Fund Class I Subaccount
NET ASSETS AT JANUARY 1, 2015	$1,921,165	$2,016,559	$7,379,109	$7,740,872	$4,000,853	$2,966,847
Changes From Operations:
• Net investment income (loss)	11,882	(9,453)	10,571	70,768	48,783	19,881
• Net realized gain (loss) on investments	240,237	253,710	1,929,951	1,374,091	316,492	155,304
• Net change in unrealized appreciation or depreciation on investments	(123,060)	(257,497)	(1,475,642)	(1,380,485)	(601,839)	(220,292)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	129,059	(13,240)	464,880	64,374	(236,564)	(45,107)
Change From Unit Transactions:
• Contract purchases	186,395	331,068	488,522	771,762	460,932	583,603
• Contract withdrawals	(106,690)	(127,857)	(604,893)	(477,224)	(455,709)	(239,336)
• Contract transfers	429	33,396	77,892	(256,488)	490,748	(151,228)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	80,134	236,607	(38,479)	38,050	495,971	193,039
TOTAL INCREASE (DECREASE) IN NET ASSETS	209,193	223,367	426,401	102,424	259,407	147,932
NET ASSETS AT DECEMBER 31, 2015	2,130,358	2,239,926	7,805,510	7,843,296	4,260,260	3,114,779
Changes From Operations:
• Net investment income (loss)	10,443	(1,941)	28,580	85,864	44,066	17,537
• Net realized gain (loss) on investments	190,961	390,347	765,705	917,965	299,039	(132,035)
• Net change in unrealized appreciation or depreciation on investments	(196,371)	(342,524)	(95,165)	(163,289)	(191,549)	200,795
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,033	45,882	699,120	840,540	151,556	86,297
Change From Unit Transactions:
• Contract purchases	133,560	177,725	492,586	468,756	281,018	376,917
• Contract withdrawals	(243,267)	(141,860)	(632,944)	(750,198)	(269,949)	(414,122)
• Contract transfers	74,251	(62,056)	(195,200)	(508,411)	(6,170)	(776,641)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(35,456)	(26,191)	(335,558)	(789,853)	4,899	(813,846)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(30,423)	19,691	363,562	50,687	156,455	(727,549)
NET ASSETS AT DECEMBER 31, 2016	$2,099,935	$2,259,617	$8,169,072	$7,893,983	$4,416,715	$2,387,230

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	ClearBridge Variable Mid Cap Portfolio Class I Subaccount	Delaware VIP Diversified Income Series Standard Class Subaccount	Delaware VIP Emerging Markets Series Standard Class Subaccount	Delaware VIP High Yield Series Standard Class Subaccount	Delaware VIP Limited-Term Diversified Income Series Standard Class Subaccount	Delaware VIP REIT Series Standard Class Subaccount	Delaware VIP Small Cap Value Series Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$—	$1,914,165	$1,895,006	$1,241,702	$1,043,312	$1,649,719	$2,248,673
Changes From Operations:
• Net investment income (loss)	(50)	51,368	6,712	77,231	15,606	12,844	5,633
• Net realized gain (loss) on investments	6,731	20,549	20,536	(11,329)	(994)	133,323	266,262
• Net change in unrealized appreciation or depreciation on investments	(9,007)	(110,629)	(319,775)	(155,579)	(10,233)	(95,918)	(420,394)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,326)	(38,712)	(292,527)	(89,677)	4,379	50,249	(148,499)
Change From Unit Transactions:
• Contract purchases	134,016	702,631	216,627	80,779	259,121	188,486	157,497
• Contract withdrawals	(17,808)	(217,848)	(159,283)	(58,767)	(69,153)	(138,766)	(200,385)
• Contract transfers	(1,923)	20,495	145,813	(16,794)	(6,662)	(86,425)	(43,491)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	114,285	505,278	203,157	5,218	183,306	(36,705)	(86,379)
TOTAL INCREASE (DECREASE) IN NET ASSETS	111,959	466,566	(89,370)	(84,459)	187,685	13,544	(234,878)
NET ASSETS AT DECEMBER 31, 2015	111,959	2,380,731	1,805,636	1,157,243	1,230,997	1,663,263	2,013,795
Changes From Operations:
• Net investment income (loss)	1,904	71,360	12,988	81,140	17,396	14,395	12,249
• Net realized gain (loss) on investments	6,603	(11,596)	(33,157)	(71,430)	(601)	193,973	194,339
• Net change in unrealized appreciation or depreciation on investments	21,280	12,838	251,001	126,647	4,914	(118,421)	410,433
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	29,787	72,602	230,832	136,357	21,709	89,947	617,021
Change From Unit Transactions:
• Contract purchases	43,013	350,036	178,244	82,511	106,357	122,788	144,606
• Contract withdrawals	(20,930)	(240,495)	(127,822)	(74,594)	(80,892)	(156,757)	(159,458)
• Contract transfers	173,682	(117,455)	(245,279)	(141,291)	55,739	(13,389)	(106,307)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	195,765	(7,914)	(194,857)	(133,374)	81,204	(47,358)	(121,159)
TOTAL INCREASE (DECREASE) IN NET ASSETS	225,552	64,688	35,975	2,983	102,913	42,589	495,862
NET ASSETS AT DECEMBER 31, 2016	$337,511	$2,445,419	$1,841,611	$1,160,226	$1,333,910	$1,705,852	$2,509,657

See accompanying notes.

	Delaware VIP Smid Cap Growth Series Standard Class Subaccount	Delaware VIP U.S. Growth Series Standard Class Subaccount	Delaware VIP Value Series Standard Class Subaccount	Deutsche Alternative Asset Allocation VIP Portfolio Class A Subaccount	Deutsche Equity 500 Index VIP Portfolio Class A Subaccount	Deutsche Small Cap Index VIP Portfolio Class A Subaccount
NET ASSETS AT JANUARY 1, 2015	$1,440,083	$838,048	$1,440,008	$266,084	$2,966,209	$806,837
Changes From Operations:
• Net investment income (loss)	(1,282)	2,186	14,008	7,256	33,220	4,612
• Net realized gain (loss) on investments	167,361	85,958	122,899	(12,942)	308,479	79,147
• Net change in unrealized appreciation or depreciation on investments	(54,912)	(46,584)	(137,922)	(12,466)	(325,130)	(122,435)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	111,167	41,560	(1,015)	(18,152)	16,569	(38,676)
Change From Unit Transactions:
• Contract purchases	280,099	138,150	97,497	84,149	115,210	28,133
• Contract withdrawals	(97,174)	(61,961)	(260,697)	(18,183)	(168,397)	(46,498)
• Contract transfers	316,849	(8,112)	308,773	(168,121)	56,619	(3,043)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	499,774	68,077	145,573	(102,155)	3,432	(21,408)
TOTAL INCREASE (DECREASE) IN NET ASSETS	610,941	109,637	144,558	(120,307)	20,001	(60,084)
NET ASSETS AT DECEMBER 31, 2015	2,051,024	947,685	1,584,566	145,777	2,986,210	746,753
Changes From Operations:
• Net investment income (loss)	(2,633)	3,600	22,494	2,880	48,420	5,241
• Net realized gain (loss) on investments	276,803	260,651	231,942	(460)	312,550	72,649
• Net change in unrealized appreciation or depreciation on investments	(100,209)	(314,764)	(2,197)	4,127	(28,195)	78,113
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	173,961	(50,513)	252,239	6,547	332,775	156,003
Change From Unit Transactions:
• Contract purchases	168,380	102,630	88,293	51,020	123,043	31,636
• Contract withdrawals	(128,352)	(63,099)	(201,816)	(16,315)	(145,539)	(25,397)
• Contract transfers	(3,292)	70,188	484,493	4,341	(111,271)	(19,795)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	36,736	109,719	370,970	39,046	(133,767)	(13,556)
TOTAL INCREASE (DECREASE) IN NET ASSETS	210,697	59,206	623,209	45,593	199,008	142,447
NET ASSETS AT DECEMBER 31, 2016	$2,261,721	$1,006,891	$2,207,775	$191,370	$3,185,218	$889,200

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Fidelity VIP Asset Manager Portfolio Initial Class Subaccount	Fidelity VIP Contrafund Portfolio Service Class Subaccount	Fidelity VIP Equity-Income Portfolio Initial Class Subaccount	Fidelity VIP Equity-Income Portfolio Service Class Subaccount	Fidelity VIP Growth Opportunities Portfolio Service Class Subaccount	Fidelity VIP Growth Portfolio Service Class Subaccount	Fidelity VIP High Income Portfolio Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$171,985	$3,158,092	$116,712	$326,889	$147,722	$976,023	$72,029
Changes From Operations:
• Net investment income (loss)	1,489	13,834	2,831	8,049	(528)	(3,205)	5,735
• Net realized gain (loss) on investments	13,488	411,996	11,678	31,361	20,100	118,942	(18)
• Net change in unrealized appreciation or depreciation on investments	(15,078)	(421,152)	(19,029)	(54,045)	(12,211)	(54,322)	(9,271)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(101)	4,678	(4,520)	(14,635)	7,361	61,415	(3,554)
Change From Unit Transactions:
• Contract purchases	1,243	257,293	9,415	18,091	8,037	188,673	4,233
• Contract withdrawals	(28,781)	(248,034)	(23,709)	(14,149)	(7,889)	(147,398)	(7,560)
• Contract transfers	(12)	(71,880)	4,854	(7,733)	(5,046)	(116,645)	22,750
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(27,550)	(62,621)	(9,440)	(3,791)	(4,898)	(75,370)	19,423
TOTAL INCREASE (DECREASE) IN NET ASSETS	(27,651)	(57,943)	(13,960)	(18,426)	2,463	(13,955)	15,869
NET ASSETS AT DECEMBER 31, 2015	144,334	3,100,149	102,752	308,463	150,185	962,068	87,898
Changes From Operations:
• Net investment income (loss)	1,007	10,896	1,919	5,510	(230)	(4,397)	4,696
• Net realized gain (loss) on investments	5,515	287,639	6,419	18,449	4,895	114,951	(272)
• Net change in unrealized appreciation or depreciation on investments	(3,739)	(42,948)	9,244	28,296	(4,680)	(103,656)	7,755
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,783	255,587	17,582	52,255	(15)	6,898	12,179
Change From Unit Transactions:
• Contract purchases	1,294	405,707	9,178	12,722	8,035	126,766	2,509
• Contract withdrawals	(33,043)	(333,496)	(16,801)	(21,036)	(8,373)	(91,654)	(4,446)
• Contract transfers	48	249,343	3,922	1,127	8,462	4,691	(117)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(31,701)	321,554	(3,701)	(7,187)	8,124	39,803	(2,054)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(28,918)	577,141	13,881	45,068	8,109	46,701	10,125
NET ASSETS AT DECEMBER 31, 2016	$115,416	$3,677,290	$116,633	$353,531	$158,294	$1,008,769	$98,023

See accompanying notes.

	Fidelity VIP Investment Grade Bond Portfolio Initial Class Subaccount	Fidelity VIP Mid Cap Portfolio Service Class Subaccount	Fidelity VIP Overseas Portfolio Service Class Subaccount	Franklin Income VIP Fund Class 1 Subaccount	Franklin Mutual Shares VIP Fund Class 1 Subaccount	Franklin Small-Mid Cap Growth VIP Fund Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2015	$155,161	$1,228,760	$328,611	$3,512,035	$1,145,965	$602,088
Changes From Operations:
• Net investment income (loss)	2,744	699	2,864	157,195	39,487	(3,284)
• Net realized gain (loss) on investments	(372)	156,682	15,323	(16,453)	100,038	149,844
• Net change in unrealized appreciation or depreciation on investments	(3,892)	(186,911)	(7,803)	(420,552)	(208,152)	(164,429)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,520)	(29,530)	10,384	(279,810)	(68,627)	(17,869)
Change From Unit Transactions:
• Contract purchases	4,437	276,008	36,302	1,129,545	263,629	33,048
• Contract withdrawals	(28,447)	(132,168)	(27,084)	(293,532)	(87,890)	(34,540)
• Contract transfers	4,269	(13,322)	(11,103)	(328,829)	21,037	23,514
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(19,741)	130,518	(1,885)	507,184	196,776	22,022
TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,261)	100,988	8,499	227,374	128,149	4,153
NET ASSETS AT DECEMBER 31, 2015	133,900	1,329,748	337,110	3,739,409	1,274,114	606,241
Changes From Operations:
• Net investment income (loss)	2,134	1,862	3,422	181,372	25,990	(2,827)
• Net realized gain (loss) on investments	(221)	61,328	4,668	(31,741)	117,911	41,141
• Net change in unrealized appreciation or depreciation on investments	3,650	105,037	(26,357)	371,673	59,897	(11,283)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,563	168,227	(18,267)	521,304	203,798	27,031
Change From Unit Transactions:
• Contract purchases	6,235	176,995	30,307	487,731	148,659	30,092
• Contract withdrawals	(30,562)	(112,668)	(23,959)	(685,737)	(100,105)	(35,957)
• Contract transfers	3,624	72,089	13,533	(82,645)	(52,996)	16,173
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(20,703)	136,416	19,881	(280,651)	(4,442)	10,308
TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,140)	304,643	1,614	240,653	199,356	37,339
NET ASSETS AT DECEMBER 31, 2016	$118,760	$1,634,391	$338,724	$3,980,062	$1,473,470	$643,580

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Invesco V.I. American Franchise Fund Series I Subaccount	Invesco V.I. Core Equity Fund Series I Subaccount	Invesco V.I. Core Plus Bond Fund Series I Subaccount	Invesco V.I. International Growth Fund Series I Subaccount	Janus Aspen Balanced Portfolio Institutional Shares Subaccount	Janus Aspen Balanced Portfolio Service Shares Subaccount	Janus Aspen Enterprise Portfolio Service Shares Subaccount
NET ASSETS AT JANUARY 1, 2015	$738,070	$1,241,087	$147,478	$164,088	$193,799	$341,175	$130,339
Changes From Operations:
• Net investment income (loss)	(3,761)	8,178	5,215	2,242	2,402	2,597	(132)
• Net realized gain (loss) on investments	28,917	159,480	183	3,663	7,395	18,096	21,860
• Net change in unrealized appreciation or depreciation on investments	6,945	(239,671)	(6,375)	(14,212)	(9,309)	(20,860)	(17,570)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	32,101	(72,013)	(977)	(8,307)	488	(167)	4,158
Change From Unit Transactions:
• Contract purchases	49,390	66,314	3,560	133,068	8,313	19,747	4,940
• Contract withdrawals	(81,198)	(125,811)	(29,148)	(24,265)	(9,373)	(25,587)	(4,335)
• Contract transfers	(4,140)	(77,177)	(63)	9,217	91	(45,637)	(646)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(35,948)	(136,674)	(25,651)	118,020	(969)	(51,477)	(41)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,847)	(208,687)	(26,628)	109,713	(481)	(51,644)	4,117
NET ASSETS AT DECEMBER 31, 2015	734,223	1,032,400	120,850	273,801	193,318	289,531	134,456
Changes From Operations:
• Net investment income (loss)	(3,575)	3,532	3,861	3,546	3,585	3,895	(828)
• Net realized gain (loss) on investments	83,267	84,928	(41)	(443)	3,177	5,834	14,416
• Net change in unrealized appreciation or depreciation on investments	(68,978)	12,896	3,160	(6,586)	1,203	1,079	1,811
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,714	101,356	6,980	(3,483)	7,965	10,808	15,399
Change From Unit Transactions:
• Contract purchases	54,874	75,613	3,384	45,613	8,296	16,143	4,358
• Contract withdrawals	(64,369)	(85,686)	(30,742)	(26,250)	(10,290)	(27,345)	(10,118)
• Contract transfers	(13,330)	20,960	(234)	79,025	1,590	5,619	(840)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(22,825)	10,887	(27,592)	98,388	(404)	(5,583)	(6,600)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,111)	112,243	(20,612)	94,905	7,561	5,225	8,799
NET ASSETS AT DECEMBER 31, 2016	$722,112	$1,144,643	$100,238	$368,706	$200,879	$294,756	$143,255

See accompanying notes.

	Janus Aspen Global Research Portfolio Institutional Shares Subaccount	Janus Aspen Global Research Portfolio Service Shares Subaccount	Janus Aspen Global Technology Portfolio Service Shares Subaccount	JPMorgan Insurance Trust Global Allocation Portfolio Class 1 Subaccount	LVIP Baron Growth Opportunities Fund Standard Class Subaccount	LVIP Baron Growth Opportunities Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$400,985	$48,348	$11,588	$—	$245,121	$642,257
Changes From Operations:
• Net investment income (loss)	1,049	(121)	(44)	—	(1,277)	(2,827)
• Net realized gain (loss) on investments	26,560	905	2,133	—	24,136	64,758
• Net change in unrealized appreciation or depreciation on investments	(35,826)	(2,441)	(1,604)	—	(35,094)	(94,999)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8,217)	(1,657)	485	—	(12,235)	(33,068)
Change From Unit Transactions:
• Contract purchases	17,182	4,665	1,401	—	2,376	80,390
• Contract withdrawals	(27,881)	(2,989)	(2,070)	—	(8,918)	(47,946)
• Contract transfers	(68,958)	419	(294)	—	10,445	2,165
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(79,657)	2,095	(963)	—	3,903	34,609
TOTAL INCREASE (DECREASE) IN NET ASSETS	(87,874)	438	(478)	—	(8,332)	1,541
NET ASSETS AT DECEMBER 31, 2015	313,111	48,786	11,110	—	236,789	643,798
Changes From Operations:
• Net investment income (loss)	2,327	92	(162)	759	904	452
• Net realized gain (loss) on investments	4,791	644	783	219	22,981	62,820
• Net change in unrealized appreciation or depreciation on investments	(1,406)	(258)	(713)	29	(10,928)	(31,389)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,712	478	(92)	1,007	12,957	31,883
Change From Unit Transactions:
• Contract purchases	22,705	4,576	821	36,084	2,505	50,127
• Contract withdrawals	(23,547)	(2,995)	(2,831)	(10,775)	(8,009)	(53,239)
• Contract transfers	4,898	1,667	73,705	65	7,457	27,336
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,056	3,248	71,695	25,374	1,953	24,224
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,768	3,726	71,603	26,381	14,910	56,107
NET ASSETS AT DECEMBER 31, 2016	$322,879	$52,512	$82,713	$26,381	$251,699	$699,905

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class Subaccount	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class Subaccount	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund Standard Class Subaccount	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$370,434	$186,679	$—	$567,350	$—	$237,627	$26,292
Changes From Operations:
• Net investment income (loss)	3,362	4	—	5,030	—	(1,212)	(139)
• Net realized gain (loss) on investments	(10,709)	(41,249)	—	(2,739)	—	7,391	1,734
• Net change in unrealized appreciation or depreciation on investments	(22,038)	10,785	—	(20,843)	—	(4,437)	(5,775)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(29,385)	(30,460)	—	(18,552)	—	1,742	(4,180)
Change From Unit Transactions:
• Contract purchases	97,001	11,137	—	103,949	—	22,450	102,636
• Contract withdrawals	(36,224)	(10,060)	—	(41,274)	—	(16,310)	(8,389)
• Contract transfers	(155,032)	(144,425)	—	(2,275)	—	(4,117)	(262)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(94,255)	(143,348)	—	60,400	—	2,023	93,985
TOTAL INCREASE (DECREASE) IN NET ASSETS	(123,640)	(173,808)	—	41,848	—	3,765	89,805
NET ASSETS AT DECEMBER 31, 2015	246,794	12,871	—	609,198	—	241,392	116,097
Changes From Operations:
• Net investment income (loss)	4,381	966	1	6,157	—	1	(236)
• Net realized gain (loss) on investments	5,144	(2,338)	—	(3,917)	—	6,059	3,122
• Net change in unrealized appreciation or depreciation on investments	20,778	2,853	(1)	17,107	—	(10,462)	(127)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	30,303	1,481	—	19,347	—	(4,402)	2,759
Change From Unit Transactions:
• Contract purchases	57,732	14,052	345	62,481	106	11,707	3,237
• Contract withdrawals	(36,963)	(4,197)	(238)	(46,389)	(71)	(19,204)	(10,860)
• Contract transfers	(1,105)	(24,207)	—	(11,227)	—	11,548	4,401
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	19,664	(14,352)	107	4,865	35	4,051	(3,222)
TOTAL INCREASE (DECREASE) IN NET ASSETS	49,967	(12,871)	107	24,212	35	(351)	(463)
NET ASSETS AT DECEMBER 31, 2016	$296,761	$—	$107	$633,410	$35	$241,041	$115,634

See accompanying notes.

	LVIP Clarion Global Real Estate Fund Standard Class Subaccount	LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class Subaccount	LVIP Delaware Bond Fund Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund Standard Class Subaccount	LVIP Delaware Foundation Aggressive Allocation Fund Standard Class Subaccount	LVIP Delaware Social Awareness Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$573,193	$—	$4,442,117	$547,523	$137,202	$371,302
Changes From Operations:
• Net investment income (loss)	14,228	—	85,683	8,825	1,661	3,306
• Net realized gain (loss) on investments	32,222	—	29,044	(2,625)	11,914	48,791
• Net change in unrealized appreciation or depreciation on investments	(55,479)	—	(112,892)	(13,012)	(16,349)	(56,492)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(9,029)	—	1,835	(6,812)	(2,774)	(4,395)
Change From Unit Transactions:
• Contract purchases	62,872	—	517,584	374,158	4,845	12,578
• Contract withdrawals	(78,504)	—	(681,870)	(79,571)	(3,006)	(11,301)
• Contract transfers	(709)	—	(16,136)	(189,313)	1,223	(13,548)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(16,341)	—	(180,422)	105,274	3,062	(12,271)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(25,370)	—	(178,587)	98,462	288	(16,666)
NET ASSETS AT DECEMBER 31, 2015	547,823	—	4,263,530	645,985	137,490	354,636
Changes From Operations:
• Net investment income (loss)	21,285	175	99,549	(1,767)	2,049	4,097
• Net realized gain (loss) on investments	6,916	406	54,170	(1,871)	14,769	51,953
• Net change in unrealized appreciation or depreciation on investments	(23,664)	201	(53,017)	16,957	(9,293)	(34,223)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,537	782	100,702	13,319	7,525	21,827
Change From Unit Transactions:
• Contract purchases	50,870	19,516	330,122	193,277	4,000	10,181
• Contract withdrawals	(29,539)	(2,777)	(500,485)	(76,904)	(3,176)	(10,111)
• Contract transfers	16,034	—	(12,642)	530	378	4,993
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	37,365	16,739	(183,005)	116,903	1,202	5,063
TOTAL INCREASE (DECREASE) IN NET ASSETS	41,902	17,521	(82,303)	130,222	8,727	26,890
NET ASSETS AT DECEMBER 31, 2016	$589,725	$17,521	$4,181,227	$776,207	$146,217	$381,526

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Delaware Special Opportunities Fund Standard Class Subaccount	LVIP Dimensional International Equity Managed Volatility Fund Standard Class Subaccount	LVIP Dimensional International Core Equity Fund Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 2 Fund Standard Class Subaccount	LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class Subaccount	LVIP Dimensional/ Vanguard Total Bond Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$331,634	$211,384	$—	$222,082	$—	$402,703	$307,943
Changes From Operations:
• Net investment income (loss)	2,981	1,292	—	2,432	38	3,662	5,688
• Net realized gain (loss) on investments	11,763	(289)	—	31,901	14	1,775	(4,874)
• Net change in unrealized appreciation or depreciation on investments	(25,670)	(14,029)	—	(40,041)	(111)	(47,157)	(6,572)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(10,926)	(13,026)	—	(5,708)	(59)	(41,720)	(5,758)
Change From Unit Transactions:
• Contract purchases	203,965	43,018	—	9,990	6,000	77,223	33,126
• Contract withdrawals	(36,205)	(20,809)	—	(7,153)	(800)	(35,712)	(32,702)
• Contract transfers	(191,271)	39,518	—	(2,871)	—	78,724	112,555
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(23,511)	61,727	—	(34)	5,200	120,235	112,979
TOTAL INCREASE (DECREASE) IN NET ASSETS	(34,437)	48,701	—	(5,742)	5,141	78,515	107,221
NET ASSETS AT DECEMBER 31, 2015	297,197	260,085	—	216,340	5,141	481,218	415,164
Changes From Operations:
• Net investment income (loss)	5,729	5,402	498	953	420	4,314	7,252
• Net realized gain (loss) on investments	48,937	2,111	103	52,842	94	45,102	373
• Net change in unrealized appreciation or depreciation on investments	12,287	(1,087)	1,025	(34,937)	4,415	7,796	517
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	66,953	6,426	1,626	18,858	4,929	57,212	8,142
Change From Unit Transactions:
• Contract purchases	100,667	43,147	10,941	11,358	31,025	75,804	55,952
• Contract withdrawals	(32,718)	(21,085)	(2,358)	(19,307)	(4,323)	(45,625)	(35,277)
• Contract transfers	(20,282)	7,390	15,331	(104,029)	2,559	(8,843)	102,584
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	47,667	29,452	23,914	(111,978)	29,261	21,336	123,259
TOTAL INCREASE (DECREASE) IN NET ASSETS	114,620	35,878	25,540	(93,120)	34,190	78,548	131,401
NET ASSETS AT DECEMBER 31, 2016	$411,817	$295,963	$25,540	$123,220	$39,331	$559,766	$546,565

See accompanying notes.

	LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Income Fund Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund Standard Class Subaccount	LVIP Government Money Market Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$160,402	$1,494,333	$3,495,232	$488,492	$3,604,095	$3,309,008
Changes From Operations:
• Net investment income (loss)	1,864	26,373	51,565	13,294	56,669	(14,539)
• Net realized gain (loss) on investments	977	23,128	52,318	(23)	58,690	—
• Net change in unrealized appreciation or depreciation on investments	(20,115)	(88,338)	(258,384)	(27,408)	(261,164)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(17,274)	(38,837)	(154,501)	(14,137)	(145,805)	(14,539)
Change From Unit Transactions:
• Contract purchases	46,366	155,961	345,937	132,876	351,174	752,196
• Contract withdrawals	(16,690)	(47,633)	(223,979)	(48,759)	(331,898)	(616,378)
• Contract transfers	10,396	(23,450)	(86,040)	(91,028)	33,373	(868,878)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	40,072	84,878	35,918	(6,911)	52,649	(733,060)
TOTAL INCREASE (DECREASE) IN NET ASSETS	22,798	46,041	(118,583)	(21,048)	(93,156)	(747,599)
NET ASSETS AT DECEMBER 31, 2015	183,200	1,540,374	3,376,649	467,444	3,510,939	2,561,409
Changes From Operations:
• Net investment income (loss)	2,313	23,306	52,072	(1,097)	49,465	(13,246)
• Net realized gain (loss) on investments	365	16,338	69,229	(10,910)	113,165	—
• Net change in unrealized appreciation or depreciation on investments	3,040	31,995	23,185	16,370	(34,232)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,718	71,639	144,486	4,363	128,398	(13,246)
Change From Unit Transactions:
• Contract purchases	61,926	135,242	311,139	85,027	320,138	1,105,256
• Contract withdrawals	(24,315)	(399,425)	(343,047)	(31,951)	(345,142)	(723,506)
• Contract transfers	(18,459)	21,707	3,344	(259,121)	(138,742)	347,623
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	19,152	(242,476)	(28,564)	(206,045)	(163,746)	729,373
TOTAL INCREASE (DECREASE) IN NET ASSETS	24,870	(170,837)	115,922	(201,682)	(35,348)	716,127
NET ASSETS AT DECEMBER 31, 2016	$208,070	$1,369,537	$3,492,571	$265,762	$3,475,591	$3,277,536

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class Subaccount	LVIP JPMorgan High Yield Fund Standard Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class Subaccount	LVIP Managed Risk Profile 2020 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2030 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2040 Fund Standard Class Subaccount	LVIP MFS International Growth Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$—	$1,038,044	$297,627	$76,526	$199,435	$140,208	$373,101
Changes From Operations:
• Net investment income (loss)	1	46,870	654	1,039	2,149	817	5,623
• Net realized gain (loss) on investments	—	626	22,821	3,653	15,703	8,797	4,602
• Net change in unrealized appreciation or depreciation on investments	(2)	(94,218)	(40,279)	(6,832)	(23,953)	(11,077)	(12,396)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1)	(46,722)	(16,804)	(2,140)	(6,101)	(1,463)	(2,171)
Change From Unit Transactions:
• Contract purchases	93	128,816	71,275	9,400	6,964	3,169	152,226
• Contract withdrawals	(49)	(50,239)	(13,747)	(5,528)	(22,622)	(73,494)	(39,591)
• Contract transfers	—	(78,120)	(133,678)	—	1,254	8,279	107,679
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	44	457	(76,150)	3,872	(14,404)	(62,046)	220,314
TOTAL INCREASE (DECREASE) IN NET ASSETS	43	(46,265)	(92,954)	1,732	(20,505)	(63,509)	218,143
NET ASSETS AT DECEMBER 31, 2015	43	991,779	204,673	78,258	178,930	76,699	591,244
Changes From Operations:
• Net investment income (loss)	2	56,695	239	1,201	2,260	959	9,341
• Net realized gain (loss) on investments	2	(8,972)	26,535	2,970	6,753	4,102	636
• Net change in unrealized appreciation or depreciation on investments	8	81,914	(12,216)	(1,186)	(3,958)	(2,739)	(97)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12	129,637	14,558	2,985	5,055	2,322	9,880
Change From Unit Transactions:
• Contract purchases	185	78,833	16,729	8,600	5,697	882	119,995
• Contract withdrawals	(98)	(147,945)	(13,915)	(6,704)	(23,707)	(6,927)	(48,052)
• Contract transfers	2	16,363	(79,928)	—	423	—	33,962
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	89	(52,749)	(77,114)	1,896	(17,587)	(6,045)	105,905
TOTAL INCREASE (DECREASE) IN NET ASSETS	101	76,888	(62,556)	4,881	(12,532)	(3,723)	115,785
NET ASSETS AT DECEMBER 31, 2016	$144	$1,068,667	$142,117	$83,139	$166,398	$72,976	$707,029

See accompanying notes.

	LVIP MFS Value Fund Standard Class Subaccount	LVIP Mondrian International Value Fund Standard Class Subaccount	LVIP SSGA Bond Index Fund Standard Class Subaccount	LVIP SSGA Conservative Index Allocation Fund Standard Class Subaccount	LVIP SSGA Conservative Structured Allocation Fund Standard Class Subaccount	LVIP SSGA Developed International 150 Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$1,651,765	$837,738	$336,513	$140,857	$5,741	$66,517
Changes From Operations:
• Net investment income (loss)	33,078	24,943	10,416	2,704	155	6,355
• Net realized gain (loss) on investments	94,999	13,160	243	1,039	55	18,101
• Net change in unrealized appreciation or depreciation on investments	(145,746)	(81,058)	(12,629)	(5,981)	(387)	(41,725)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(17,669)	(42,955)	(1,970)	(2,238)	(177)	(17,269)
Change From Unit Transactions:
• Contract purchases	340,876	65,121	39,103	27,651	2,318	19,240
• Contract withdrawals	(108,592)	(40,009)	(32,677)	(11,601)	(991)	(10,259)
• Contract transfers	(7,371)	87,507	144,622	12	130	152,013
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	224,913	112,619	151,048	16,062	1,457	160,994
TOTAL INCREASE (DECREASE) IN NET ASSETS	207,244	69,664	149,078	13,824	1,280	143,725
NET ASSETS AT DECEMBER 31, 2015	1,859,009	907,402	485,591	154,681	7,021	210,242
Changes From Operations:
• Net investment income (loss)	34,792	25,498	10,063	3,577	163	9,610
• Net realized gain (loss) on investments	131,202	16,635	623	2,103	193	1,980
• Net change in unrealized appreciation or depreciation on investments	101,954	(6,236)	(2,604)	3,488	126	12,711
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	267,948	35,897	8,082	9,168	482	24,301
Change From Unit Transactions:
• Contract purchases	204,336	96,723	50,375	20,702	2,587	57,515
• Contract withdrawals	(118,095)	(50,792)	(33,029)	(15,047)	(1,047)	(13,900)
• Contract transfers	(41,641)	(13,515)	21,865	30,281	74	(164)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	44,600	32,416	39,211	35,936	1,614	43,451
TOTAL INCREASE (DECREASE) IN NET ASSETS	312,548	68,313	47,293	45,104	2,096	67,752
NET ASSETS AT DECEMBER 31, 2016	$2,171,557	$975,715	$532,884	$199,785	$9,117	$277,994

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP SSGA Emerging Markets 100 Fund Standard Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class Subaccount	LVIP SSGA International Index Fund Standard Class Subaccount	LVIP SSGA International Managed Volatility Fund Standard Class Subaccount	LVIP SSGA Large Cap 100 Fund Standard Class Subaccount	LVIP SSGA Moderate Index Allocation Fund Standard Class Subaccount	LVIP SSGA Moderate Structured Allocation Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$219,697	$1,009,368	$63,490	$—	$438,718	$411,967	$635,077
Changes From Operations:
• Net investment income (loss)	11,271	20,507	4,305	—	11,754	6,341	19,241
• Net realized gain (loss) on investments	(1,583)	28,688	1,007	—	65,176	2,917	8,859
• Net change in unrealized appreciation or depreciation on investments	(59,295)	(103,793)	(6,774)	—	(98,094)	(20,070)	(49,242)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(49,607)	(54,598)	(1,462)	—	(21,164)	(10,812)	(21,142)
Change From Unit Transactions:
• Contract purchases	33,949	111,918	20,059	—	51,564	135,009	142,397
• Contract withdrawals	(14,375)	(53,853)	(10,358)	—	(40,750)	(52,872)	(73,192)
• Contract transfers	68,740	(261,381)	130,322	—	21,488	(12)	42,428
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	88,314	(203,316)	140,023	—	32,302	82,125	111,633
TOTAL INCREASE (DECREASE) IN NET ASSETS	38,707	(257,914)	138,561	—	11,138	71,313	90,491
NET ASSETS AT DECEMBER 31, 2015	258,404	751,454	202,051	—	449,856	483,280	725,568
Changes From Operations:
• Net investment income (loss)	6,386	9,650	5,828	237	11,028	10,205	14,855
• Net realized gain (loss) on investments	(9,693)	(2,508)	(2,141)	(2)	44,298	8,798	20,977
• Net change in unrealized appreciation or depreciation on investments	42,565	25,990	(1,409)	(331)	41,349	14,676	23,684
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	39,258	33,132	2,278	(96)	96,675	33,679	59,516
Change From Unit Transactions:
• Contract purchases	20,133	95,877	25,569	16	20,257	259,861	111,059
• Contract withdrawals	(17,154)	(49,870)	(23,879)	(284)	(34,282)	(66,491)	(65,363)
• Contract transfers	(20,709)	(193,460)	18,919	24,540	1,954	(67,171)	(78,324)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(17,730)	(147,453)	20,609	24,272	(12,071)	126,199	(32,628)
TOTAL INCREASE (DECREASE) IN NET ASSETS	21,528	(114,321)	22,887	24,176	84,604	159,878	26,888
NET ASSETS AT DECEMBER 31, 2016	$279,932	$637,133	$224,938	$24,176	$534,460	$643,158	$752,456

See accompanying notes.

	LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class Subaccount	LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund Standard Class Subaccount	LVIP SSGA Small-Mid Cap 200 Fund Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$235,907	$1,036,692	$1,748,944	$267,671	$221,271	$468,180
Changes From Operations:
• Net investment income (loss)	3,698	27,072	31,770	1,985	9,743	(2,448)
• Net realized gain (loss) on investments	2,852	5,278	121,172	16,336	52,543	44,741
• Net change in unrealized appreciation or depreciation on investments	(12,755)	(71,278)	(139,728)	(37,948)	(87,406)	4,855
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,205)	(38,928)	13,214	(19,627)	(25,120)	47,148
Change From Unit Transactions:
• Contract purchases	56,215	222,000	311,921	39,316	52,991	75,752
• Contract withdrawals	(29,649)	(47,380)	(247,176)	(19,644)	(20,102)	(27,007)
• Contract transfers	(2,691)	(197,275)	338,942	70,814	173,026	(21,971)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	23,875	(22,655)	403,687	90,486	205,915	26,774
TOTAL INCREASE (DECREASE) IN NET ASSETS	17,670	(61,583)	416,901	70,859	180,795	73,922
NET ASSETS AT DECEMBER 31, 2015	253,577	975,109	2,165,845	338,530	402,066	542,102
Changes From Operations:
• Net investment income (loss)	5,128	19,603	51,666	3,932	9,953	(2,980)
• Net realized gain (loss) on investments	5,164	31,096	105,000	17,821	22,199	30,635
• Net change in unrealized appreciation or depreciation on investments	8,649	47,809	143,843	53,136	98,066	9,303
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	18,941	98,508	300,509	74,889	130,218	36,958
Change From Unit Transactions:
• Contract purchases	69,429	98,952	756,639	97,258	87,188	65,491
• Contract withdrawals	(33,451)	(121,241)	(253,003)	(33,990)	(28,326)	(47,264)
• Contract transfers	(765)	(18,843)	197,264	(44,388)	(25,177)	481,626
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	35,213	(41,132)	700,900	18,880	33,685	499,853
TOTAL INCREASE (DECREASE) IN NET ASSETS	54,154	57,376	1,001,409	93,769	163,903	536,811
NET ASSETS AT DECEMBER 31, 2016	$307,731	$1,032,485	$3,167,254	$432,299	$565,969	$1,078,913

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class Subaccount	LVIP U.S. Growth Allocation Managed Risk Fund Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund Standard Class Subaccount	LVIP Vanguard International Equity ETF Fund Standard Class Subaccount	LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class Subaccount	LVIP Wellington Capital Growth Fund Standard Class Subaccount	LVIP Wellington Mid-Cap Value Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$237,704	$—	$77,520	$167,805	$—	$480,765	$298,475
Changes From Operations:
• Net investment income (loss)	(593)	—	2,735	5,352	450	(1,388)	1,117
• Net realized gain (loss) on investments	31,390	—	1,987	604	(220)	89,704	5,608
• Net change in unrealized appreciation or depreciation on investments	(27,134)	—	(7,459)	(13,107)	(6,401)	(27,925)	(11,364)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,663	—	(2,737)	(7,151)	(6,171)	60,391	(4,639)
Change From Unit Transactions:
• Contract purchases	50,596	—	55,625	46,420	105,001	71,708	48,689
• Contract withdrawals	(22,434)	—	(17,383)	(13,312)	(13,984)	(36,785)	(17,934)
• Contract transfers	10,494	—	78,910	75,317	(704)	467,250	(33,968)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	38,656	—	117,152	108,425	90,313	502,173	(3,213)
TOTAL INCREASE (DECREASE) IN NET ASSETS	42,319	—	114,415	101,274	84,142	562,564	(7,852)
NET ASSETS AT DECEMBER 31, 2015	280,023	—	191,935	269,079	84,142	1,043,329	290,623
Changes From Operations:
• Net investment income (loss)	(54)	2	4,511	5,737	(118)	(2,004)	807
• Net realized gain (loss) on investments	20,740	—	1,758	(522)	2,880	91,080	4,422
• Net change in unrealized appreciation or depreciation on investments	3,527	—	24,060	3,807	6,401	(88,079)	33,805
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,213	2	30,329	9,022	9,163	997	39,034
Change From Unit Transactions:
• Contract purchases	35,201	—	66,267	23,197	35,010	64,783	60,390
• Contract withdrawals	(35,056)	(3)	(25,774)	(15,243)	(9,161)	(63,556)	(17,521)
• Contract transfers	35,278	194	63,450	11,825	(119,154)	37,605	(20,759)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	35,423	191	103,943	19,779	(93,305)	38,832	22,110
TOTAL INCREASE (DECREASE) IN NET ASSETS	59,636	193	134,272	28,801	(84,142)	39,829	61,144
NET ASSETS AT DECEMBER 31, 2016	$339,659	$193	$326,207	$297,880	$—	$1,083,158	$351,767

See accompanying notes.

	M Capital Appreciation Fund Subaccount	M International Equity Fund Subaccount	M Large Cap Growth Fund Subaccount	M Large Cap Value Fund Subaccount	MFS VIT Core Equity Series Initial Class Subaccount	MFS VIT Growth Series Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$4,542	$5,960	$8,798	$8,636	$7,034	$825,782
Changes From Operations:
• Net investment income (loss)	(22)	87	(41)	50	61	(2,211)
• Net realized gain (loss) on investments	602	37	2,050	1,050	1,191	79,656
• Net change in unrealized appreciation or depreciation on investments	(926)	(439)	(1,398)	(1,133)	(1,091)	(18,767)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(346)	(315)	611	(33)	161	58,678
Change From Unit Transactions:
• Contract purchases	581	871	1,162	1,162	100	140,176
• Contract withdrawals	(188)	(279)	(375)	(372)	(68)	(69,375)
• Contract transfers	(93)	545	(3,285)	(2,713)	(7,227)	(46,747)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	300	1,137	(2,498)	(1,923)	(7,195)	24,054
TOTAL INCREASE (DECREASE) IN NET ASSETS	(46)	822	(1,887)	(1,956)	(7,034)	82,732
NET ASSETS AT DECEMBER 31, 2015	4,496	6,782	6,911	6,680	—	908,514
Changes From Operations:
• Net investment income (loss)	(25)	54	(36)	115	—	(3,156)
• Net realized gain (loss) on investments	232	(15)	439	4	—	69,161
• Net change in unrealized appreciation or depreciation on investments	785	(63)	(584)	645	—	(46,829)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	992	(24)	(181)	764	—	19,176
Change From Unit Transactions:
• Contract purchases	583	873	871	873	—	91,049
• Contract withdrawals	(196)	(287)	(287)	(289)	—	(71,956)
• Contract transfers	(339)	265	288	466	—	(3,600)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	48	851	872	1,050	—	15,493
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,040	827	691	1,814	—	34,669
NET ASSETS AT DECEMBER 31, 2016	$5,536	$7,609	$7,602	$8,494	$—	$943,183

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	MFS VIT Total Return Series Initial Class Subaccount	MFS VIT Utilities Series Initial Class Subaccount	MFS VIT II Core Equity Portfolio Initial Class Subaccount	Neuberger Berman AMT Large Cap Value Portfolio I Class Subaccount	Neuberger Berman AMT Mid Cap Growth Portfolio I Class Subaccount	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class Subaccount	PIMCO VIT Commodity- RealReturn Strategy Portfolio Administrative Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$1,402,374	$1,435,358	$—	$163,208	$1,034,605	$456,247	$669,363
Changes From Operations:
• Net investment income (loss)	29,684	54,579	27	651	(5,232)	1,660	26,502
• Net realized gain (loss) on investments	107,678	112,883	675	21,226	112,522	31,298	(67,566)
• Net change in unrealized appreciation or depreciation on investments	(146,406)	(406,522)	(1,026)	(39,808)	(96,138)	(70,677)	(181,081)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(9,044)	(239,060)	(324)	(17,931)	11,152	(37,719)	(222,145)
Change From Unit Transactions:
• Contract purchases	78,341	414,862	2,258	1,166	49,146	15,711	228,603
• Contract withdrawals	(107,414)	(135,468)	(349)	(5,456)	(61,934)	(26,832)	(59,419)
• Contract transfers	(95,506)	(18,596)	7,181	(33,936)	(23,499)	9,761	88,746
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(124,579)	260,798	9,090	(38,226)	(36,287)	(1,360)	257,930
TOTAL INCREASE (DECREASE) IN NET ASSETS	(133,623)	21,738	8,766	(56,157)	(25,135)	(39,079)	35,785
NET ASSETS AT DECEMBER 31, 2015	1,268,751	1,457,096	8,766	107,051	1,009,470	417,168	705,148
Changes From Operations:
• Net investment income (loss)	32,127	54,151	48	485	(4,094)	1,365	4,038
• Net realized gain (loss) on investments	63,406	32,147	870	12,989	38,266	41,367	(174,830)
• Net change in unrealized appreciation or depreciation on investments	10,087	72,430	187	14,106	8,214	23,339	267,104
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	105,620	158,728	1,105	27,580	42,386	66,071	96,312
Change From Unit Transactions:
• Contract purchases	109,539	218,271	2,339	1,165	49,731	15,966	134,258
• Contract withdrawals	(217,643)	(139,931)	(464)	(5,193)	(60,736)	(22,970)	(49,247)
• Contract transfers	1,309	(24,011)	—	(6,930)	13,758	(15,563)	(281,244)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(106,795)	54,329	1,875	(10,958)	2,753	(22,567)	(196,233)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,175)	213,057	2,980	16,622	45,139	43,504	(99,921)
NET ASSETS AT DECEMBER 31, 2016	$1,267,576	$1,670,153	$11,746	$123,673	$1,054,609	$460,672	$605,227

See accompanying notes.

	Putnam VT Global Health Care Fund Class IB Subaccount	Putnam VT Growth & Income Fund Class IB Subaccount	Templeton Foreign VIP Fund Class 1 Subaccount	Templeton Foreign VIP Fund Class 2 Subaccount	Templeton Global Bond VIP Fund Class 1 Subaccount	Templeton Growth VIP Fund Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2015	$141,590	$27,715	$256,305	$117,921	$873,353	$391,566
Changes From Operations:
• Net investment income (loss)	(823)	369	7,347	3,309	63,631	9,076
• Net realized gain (loss) on investments	26,177	221	9,385	4,322	(16,594)	12,464
• Net change in unrealized appreciation or depreciation on investments	(16,308)	(2,769)	(33,911)	(15,531)	(87,733)	(48,618)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,046	(2,179)	(17,179)	(7,900)	(40,696)	(27,078)
Change From Unit Transactions:
• Contract purchases	8,630	176	19,449	8,890	54,033	24,071
• Contract withdrawals	(44,065)	(534)	(25,618)	(11,591)	(40,203)	(27,857)
• Contract transfers	(3,702)	(44)	12,859	6,012	(12,151)	15,425
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(39,137)	(402)	6,690	3,311	1,679	11,639
TOTAL INCREASE (DECREASE) IN NET ASSETS	(30,091)	(2,581)	(10,489)	(4,589)	(39,017)	(15,439)
NET ASSETS AT DECEMBER 31, 2015	111,499	25,134	245,816	113,332	834,336	376,127
Changes From Operations:
• Net investment income (loss)	(612)	315	3,896	1,742	(3,428)	6,641
• Net realized gain (loss) on investments	12,165	914	2,182	659	(23,936)	18,769
• Net change in unrealized appreciation or depreciation on investments	(24,637)	2,375	10,138	5,203	52,176	8,501
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(13,084)	3,604	16,216	7,604	24,812	33,911
Change From Unit Transactions:
• Contract purchases	5,628	201	19,090	12,864	36,796	19,919
• Contract withdrawals	(6,365)	(530)	(29,681)	(15,935)	(47,147)	(42,568)
• Contract transfers	(6,401)	—	6,251	3,768	31,873	6,360
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(7,138)	(329)	(4,340)	697	21,522	(16,289)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(20,222)	3,275	11,876	8,301	46,334	17,622
NET ASSETS AT DECEMBER 31, 2016	$91,277	$28,409	$257,692	$121,633	$880,670	$393,749

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

Templeton Growth VIP Fund Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2015	$37,061
Changes From Operations:
• Net investment income (loss)	784
• Net realized gain (loss) on investments	852
• Net change in unrealized appreciation or depreciation on investments	(4,213)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,577)
Change From Unit Transactions:
• Contract purchases	6,431
• Contract withdrawals	(5,769)
• Contract transfers	3,028
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,690
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,113
NET ASSETS AT DECEMBER 31, 2015	38,174
Changes From Operations:
• Net investment income (loss)	620
• Net realized gain (loss) on investments	1,783
• Net change in unrealized appreciation or depreciation on investments	480
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,883
Change From Unit Transactions:
• Contract purchases	8,372
• Contract withdrawals	(11,821)
• Contract transfers	4,963
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,514
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,397
NET ASSETS AT DECEMBER 31, 2016	$42,571

See accompanying notes.

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements

December 31, 2016

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life & Annuity Flexible Premium Variable Life Account M (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on May 18, 1999, are part of the operations of the Company. The Variable Account consists of fifteen products as follows:

• VUL-I • Lincoln VULCV • Lincoln VULCV-II • Lincoln VULCV-III • Lincoln VULCV-IV • Lincoln VULDB • Lincoln VULDB-II • Lincoln VULDB-IV • Lincoln VULONE	• Lincoln Momentum VULONE • Lincoln VULONE 2005 • Lincoln Momentum VULONE 2005 • Lincoln VULONE 2007 • Lincoln AssetEdge VUL • Lincoln VULONE 2010

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred thirty mutual funds (the Funds) of twenty open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (AB VPS):

AB VPS Global Thematic Growth Portfolio Class A

AB VPS Growth and Income Portfolio Class A

AB VPS International Value Portfolio Class A

AB VPS Large Cap Growth Portfolio Class A

AB VPS Small/Mid Cap Value Portfolio Class A

American Century Variable Portfolios, Inc. (American Century VP):

American Century VP Balanced Fund Class I

American Century VP Inflation Protection Fund Class I

American Funds Insurance Series (American Funds):

American Funds Global Growth Fund Class 2

American Funds Global Small Capitalization Fund Class 2

American Funds Growth Fund Class 2

American Funds Growth-Income Fund Class 2

American Funds International Fund Class 2

BlackRock Variable Series Funds, Inc. (BlackRock):

BlackRock Global Allocation V.I. Fund Class I

Delaware VIP Trust (Delaware VIP):

Delaware VIP Diversified Income Series Standard Class

Delaware VIP Emerging Markets Series Standard Class

Delaware VIP High Yield Series Standard Class

Delaware VIP Limited-Term Diversified Income Series Standard Class

Delaware VIP REIT Series Standard Class

Delaware VIP Small Cap Value Series Standard Class

Delaware VIP Smid Cap Growth Series Standard Class

Delaware VIP U.S. Growth Series Standard Class

Delaware VIP Value Series Standard Class

Deutsche Variable Series II (Deutsche):

Deutsche Alternative Asset Allocation VIP Portfolio Class A

Deutsche Investments VIT Funds (Deutsche)

Deutsche Equity 500 Index VIP Portfolio Class A

Deutsche Small Cap Index VIP Portfolio Class A

Fidelity Variable Insurance Products Fund (Fidelity VIP):

Fidelity VIP Asset Manager Portfolio Initial Class

Fidelity VIP Contrafund Portfolio Service Class

Fidelity VIP Equity-Income Portfolio Initial Class

Fidelity VIP Equity-Income Portfolio Service Class

Fidelity VIP Growth Portfolio Service Class

Fidelity VIP Growth Opportunities Portfolio Service Class

Fidelity VIP High Income Portfolio Service Class

Fidelity VIP Investment Grade Bond Portfolio Initial Class

Fidelity VIP Mid Cap Portfolio Service Class

Fidelity VIP Overseas Portfolio Service Class

Franklin Templeton Variable Insurance Products Trust (FTVIPT):

Franklin Income VIP Fund Class 1

Franklin Mutual Shares VIP Fund Class 1

Franklin Small-Mid Cap Growth VIP Fund Class 1

Templeton Foreign VIP Fund Class 1

Templeton Foreign VIP Fund Class 2

Templeton Global Bond VIP Fund Class 1

Templeton Growth VIP Fund Class 1

Templeton Growth VIP Fund Class 2

Lincoln Life & Annuity Flexible Premium Variable
Life Account M

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Invesco Variable Insurance Funds, Inc. (Invesco V.I.):

Invesco V.I. American Franchise Fund Series I

Invesco V.I. Core Equity Fund Series I

Invesco V.I. Core Plus Bond Fund Series I

Invesco V.I. International Growth Fund Series I

Janus Aspen Series:

Janus Aspen Balanced Portfolio Institutional Shares

Janus Aspen Balanced Portfolio Service Shares

Janus Aspen Enterprise Portfolio Service Shares

Janus Aspen Global Research Portfolio Institutional Shares

Janus Aspen Global Research Portfolio Service Shares

Janus Aspen Global Technology Portfolio Service Shares

JPMorgan Insurance Trust:

JPMorgan Insurance Trust Global Allocation Portfolio Class 1

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Mid Cap Portfolio Class I

Lincoln Variable Insurance Products Trust (LVIP)*:

LVIP Baron Growth Opportunities Fund Standard Class

LVIP Baron Growth Opportunities Fund Service Class

LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class

LVIP BlackRock Inflation Protected Bond Fund Standard Class

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class

LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class

LVIP Blended Mid Cap Managed Volatility Fund Standard Class

LVIP Clarion Global Real Estate Fund Standard Class

LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class

LVIP Delaware Bond Fund Standard Class

LVIP Delaware Diversified Floating Rate Fund Standard Class

LVIP Delaware Foundation Aggressive Allocation Fund Standard Class

LVIP Delaware Social Awareness Fund Standard Class

LVIP Delaware Special Opportunities Fund Standard Class

LVIP Dimensional International Equity Managed Volatility Fund Standard Class

LVIP Dimensional International Core Equity Fund Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund Standard Class

LVIP Dimensional U.S. Core Equity 2 Fund Standard Class

LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class

LVIP Dimensional/Vanguard Total Bond Fund Standard Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class

LVIP Global Conservative Allocation Managed Risk Fund Standard Class

LVIP Global Growth Allocation Managed Risk Fund Standard Class

LVIP Global Income Fund Standard Class

LVIP Global Moderate Allocation Managed Risk Fund Standard Class

LVIP Government Money Market Fund Standard Class

LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class

LVIP JPMorgan High Yield Fund Standard Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class

LVIP Managed Risk Profile 2010 Fund Standard Class**

LVIP Managed Risk Profile 2020 Fund Standard Class

LVIP Managed Risk Profile 2030 Fund Standard Class

LVIP Managed Risk Profile 2040 Fund Standard Class

LVIP MFS International Growth Fund Standard Class

LVIP MFS Value Fund Standard Class

LVIP Mondrian International Value Fund Standard Class

LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class**

LVIP SSGA Bond Index Fund Standard Class

LVIP SSGA Conservative Index Allocation Fund Standard Class

LVIP SSGA Conservative Structured Allocation Fund Standard Class

LVIP SSGA Developed International 150 Fund Standard Class

LVIP SSGA Emerging Markets 100 Fund Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class

LVIP SSGA International Index Fund Standard Class

LVIP SSGA International Managed Volatility Fund Standard Class

LVIP SSGA Large Cap 100 Fund Standard Class

LVIP SSGA Moderate Index Allocation Fund Standard Class

LVIP SSGA Moderate Structured Allocation Fund Standard Class

LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class

Lincoln Life & Annuity Flexible Premium Variable
Life Account M

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class

LVIP SSGA S&P 500 Index Fund Standard Class

LVIP SSGA Small-Cap Index Fund Standard Class

LVIP SSGA Small-Mid Cap 200 Fund Standard Class

LVIP T. Rowe Price Growth Stock Fund Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class

LVIP U.S. Growth Allocation Managed Risk Fund Standard Class

LVIP Vanguard Domestic Equity ETF Fund Standard Class

LVIP Vanguard International Equity ETF Fund Standard Class

LVIP Wellington Capital Growth Fund Standard Class

LVIP Wellington Mid-Cap Value Fund Standard Class

M Fund, Inc. (M):

M Capital Appreciation Fund

M International Equity Fund

M Large Cap Growth Fund

M Large Cap Value Fund

MFS Variable Insurance Trust (MFS VIT):

MFS VIT Growth Series Initial Class

MFS VIT Total Return Series Initial Class

MFS VIT Utilities Series Initial Class

MFS Variable Insurance Trust II (MFS VIT II):

MFS VIT II Core Equity Portfolio Initial Class

Neuberger Berman Advisers Management Trust (Neuberger Berman AMT):

Neuberger Berman AMT Large Cap Value Portfolio I Class

Neuberger Berman AMT Mid Cap Growth Portfolio I Class

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class

PIMCO Variable Insurance Trust (PIMCO VIT):

PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class

Putnam Variable Trust (Putnam VT):

Putnam VT Global Health Care Fund Class IB

Putnam VT Growth & Income Fund Class IB

*  Denotes an affiliate of the Company

**  Available fund with no money invested at December 31, 2016

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying

Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2016. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Investment Fund Changes: During 2015, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2015, the 2015 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2015:

JPMIT Global Allocation Portfolio Class 1	LVIP Dimensional International Core Equity Fund Standard Class
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	LVIP Dimensional U.S. Core Equity 2 Fund Standard Class
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	LVIP U.S. Growth Allocation Managed Risk Fund Standard Class

Also during 2015, the following funds changed their names:

Previous Fund Name	New Fund Name
ABVPSF Global Thematic Growth Portfolio Class A	AB VPS Global Thematic Growth Portfolio Class A
ABVPSF Growth and Income Portfolio Class A	AB VPS Growth and Income Portfolio Class A
ABVPSF International Value Portfolio Class A	AB VPS International Value Portfolio Class A
ABVPSF Large Cap Growth Portfolio Class A	AB VPS Large Cap Growth Portfolio Class A
ABVPSF Small/Mid Cap Value Portfolio Class A	AB VPS Small/Mid Cap Value Portfolio Class A
Invesco V.I. Diversified Income Fund Series I	Invesco V.I. Core Plus Bond Fund Series I
LVIP BlackRock Emerging Markets RPM Fund Standard Class	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
LVIP BlackRock Equity Dividend RPM Fund Standard Class	LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class
LVIP Dimensional Non-U.S. Equity RPM Fund Standard Class	LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class
LVIP Delaware Growth and Income Fund Standard Class	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
LVIP Dimensional U.S. Equity RPM Fund Standard Class	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class
LVIP Managed Risk Profile Conservative Fund Standard Class	LVIP Global Conservative Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Growth Fund Standard Class	LVIP Global Growth Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Moderate Fund Standard Class	LVIP Global Moderate Allocation Managed Risk Fund Standard Class
LVIP Invesco Diversified Equity Income RPM Fund Standard Class	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class
LVIP Columbia Small-Mid Cap Growth RPM Fund Standard Class	LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class
LVIP JPMorgan Mid Cap Value RPM Fund Standard Class	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class
LVIP Multi-Manager Global Equity RPM Fund Standard Class	LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class
LVIP SSgA Global Tactical Allocation RPM Fund Standard Class	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class
LVIP Templeton Growth RPM Fund Standard Class	LVIP Templeton Growth Managed Volatility Fund Standard Class
LVIP UBS Large Cap Growth RPM Fund Standard Class	LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class
LVIP VIP Mid Cap RPM Portfolio Standard Class	LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class
LVIP Capital Growth Fund Standard Class	LVIP Wellington Capital Growth Fund Standard Class
LVIP Mid-Cap Value Fund Standard Class	LVIP Wellington Mid-Cap Value Fund Standard Class

Also during 2015, the MFS VIT Core Equity Series Service Class merged into the MFS VIT II Core Equity Portfolio Service Class.

During 2016, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2016, the 2016 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2016:

American Century VP Balanced Fund Class I LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund	Standard Class Standard Class

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Also during 2016, the following funds changed their names:

Previous Fund Name	New Fund Name
ClearBridge Variable Mid Cap Core Portfolio Class I	ClearBridge Variable Mid Cap Portfolio Class I
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	LVIP Blended Mid Cap Managed Volatility Fund Standard Class
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	LVIP Dimensional International Equity Managed Volatility Fund Standard Class
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class
LVIP Templeton Growth Managed Volatility Fund Standard Class	LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class
LVIP Money Market Fund Standard Class	LVIP Government Money Market Fund Standard Class
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class
LVIP SSgA Bond Index Fund Standard Class	LVIP SSGA Bond Index Fund Standard Class
LVIP SSgA Conservative Index Allocation Fund Standard Class	LVIP SSGA Conservative Index Allocation Fund Standard Class
LVIP SSgA Conservative Structured Allocation Fund Standard Class	LVIP SSGA Conservative Structured Allocation Fund Standard Class
LVIP SSgA Developed International 150 Fund Standard Class	LVIP SSGA Developed International 150 Fund Standard Class
LVIP SSgA Emerging Markets 100 Fund Standard Class	LVIP SSGA Emerging Markets 100 Fund Standard Class
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class
LVIP SSgA International Index Fund Standard Class	LVIP SSGA International Index Fund Standard Class
LVIP SSgA Large Cap 100 Fund Standard Class	LVIP SSGA Large Cap 100 Fund Standard Class
LVIP SSgA Moderate Index Allocation Fund Standard Class	LVIP SSGA Moderate Index Allocation Fund Standard Class
LVIP SSgA Moderate Structured Allocation Fund Standard Class	LVIP SSGA Moderate Structured Allocation Fund Standard Class
LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class	LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class
LVIP SSgA S&P 500 Index Fund Standard Class	LVIP SSGA S&P 500 Index Fund Standard Class
LVIP SSgA Small-Cap Index Fund Standard Class	LVIP SSGA Small-Cap Index Fund Standard Class
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	LVIP SSGA Small-Mid Cap 200 Fund Standard Class

During 2016, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	LVIP Blended Mid Cap Managed Volatility Fund Standard Class
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	LVIP SSGA International Managed Volatility Fund Standard Class

Also during 2016, the LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class ceased to be available as an investment option to Variable Account contract owners.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statement of operations. The rates are as follows for the fifteen policy types within the Variable Account:

•  VUL-I - annual rate of .80% for policy years one through twelve and .55% thereafter.

•  Lincoln VULCV - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

•  Lincoln VULCV-II - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

•  Lincoln VULCV-III - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

•  Lincoln VULCV-IV - annual rate of .60% for policy years one through ten and .20% thereafter.

•  Lincoln VULDB - annual rate of .90% for policy years one through nineteen and .20% thereafter.

Lincoln Life & Annuity Flexible Premium Variable
Life Account M

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

•  Lincoln VULDB-II - annual rate of .90% for policy years one through nineteen and .20% thereafter.

•  Lincoln VULDB-IV - annual rate of .90% for policy years one through nineteen and .20% thereafter.

•  Lincoln VULONE - annual rate of .50% for policy years one through ten and .20% thereafter.

•  Lincoln Momentum VULONE - annual rate of .50% for policy years one through ten and .20% thereafter.

•  Lincoln VULONE 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.

•  Lincoln Momentum VULONE 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.

•  Lincoln VULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln AssetEdge VUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter for policies issued before 11/02/09. For policies issued on or after 11/02/09 an annual rate of .15% is charged for policy years one through fifteen and 0.00% thereafter.

•  Lincoln VULONE 2010. - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2016 and 2015, amounted to $602,566 and $699,669, respectively.

The Company charges a monthly administrative fee which varies by product and policy year. Refer to the product prospectus for applicable fees. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2016 and 2015, totaled $2,371,927 and $2,133,962, respectively.

The Company assumes responsibility for providing the insurance benefits included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2016 and 2015, amounted to $4,388,067 and $4,086,774, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee of up to $25 for transfers between variable subaccounts. For the years ended December 31, 2016 and 2015, no transfer fees were deducted from the variable subaccounts.

The Company, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln VULONE 2007, Lincoln AssetEdge VUL and Lincoln VULONE 2010. For all other products, an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. For the years ended December 31, 2016 and 2015, surrender charges and partial surrender administrative charges totaled $202,236 and $99,468, respectively.

Premium load, cost of insurance, administrative, surrender and transfer fees are included within Contract withdrawals on the Statements of Changes in Net Assets.

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2016, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio Class A
	2016		0.10%	0.90%	$9.40	$17.59	44,959	$641,944	-1.52%	-0.77%	0.00%
	2015		0.10%	0.90%	11.85	17.86	45,941	690,643	1.97%	2.75%	0.00%
	2014		0.10%	0.90%	11.53	17.51	39,209	585,885	4.12%	4.93%	0.00%
	2013		0.10%	0.90%	10.69	19.73	78,957	1,117,897	22.16%	23.09%	0.28%
	2012		0.10%	0.90%	8.93	16.13	64,549	745,752	12.50%	13.38%	0.00%
AB VPS Growth and Income Portfolio Class A
	2016		0.10%	0.90%	11.10	26.48	55,633	984,676	10.30%	11.15%	0.92%
	2015		0.10%	0.90%	14.15	24.00	44,124	860,464	0.79%	1.55%	1.41%
	2014		0.10%	0.90%	14.00	23.81	42,722	848,524	8.56%	9.38%	1.04%
	2013		0.10%	0.90%	12.85	23.89	64,674	1,194,801	33.76%	34.76%	1.27%
	2012		0.10%	0.90%	9.58	17.83	56,026	770,618	16.47%	17.35%	1.64%
AB VPS International Value Portfolio Class A
	2016		0.10%	0.90%	6.65	13.68	50,526	501,779	-1.39%	-0.65%	1.25%
	2015		0.10%	0.90%	6.73	13.79	47,438	465,227	1.67%	2.44%	2.53%
	2014		0.10%	0.90%	6.60	13.49	47,802	454,814	-7.05%	-6.35%	2.97%
	2013		0.10%	0.90%	7.08	14.44	62,054	633,061	21.90%	22.82%	6.37%
	2012		0.10%	0.90%	5.79	10.33	60,104	498,588	13.51%	14.36%	1.88%
AB VPS Large Cap Growth Portfolio Class A
	2016		0.20%	0.90%	13.79	25.36	7,928	161,407	1.71%	2.42%	0.00%
	2015		0.20%	0.90%	18.58	24.94	7,638	154,672	10.11%	10.77%	0.00%
	2014		0.35%	0.90%	16.78	22.64	7,289	131,816	13.12%	13.78%	0.00%
	2013		0.35%	0.90%	14.83	20.02	8,551	137,511	36.12%	36.87%	0.07%
	2012		0.35%	0.90%	12.34	15.43	9,798	120,127	15.33%	15.98%	0.30%
AB VPS Small/Mid Cap Value Portfolio Class A
	2016		0.10%	0.90%	11.33	44.21	82,776	1,734,920	23.97%	24.90%	0.58%
	2015		0.10%	0.90%	10.77	35.66	80,225	1,456,199	-6.33%	-5.63%	0.76%
	2014		0.10%	0.90%	15.51	39.49	59,244	1,281,853	8.22%	9.03%	0.71%
	2013		0.10%	0.90%	14.25	36.44	54,950	1,104,534	36.82%	37.85%	0.60%
	2012		0.10%	0.90%	10.90	26.59	52,509	752,793	17.68%	18.57%	0.55%
American Century VP Balanced Fund Class I
	2016	9/22/16	0.15%	0.15%	10.51	10.51	1,546	16,242	0.35%	0.75%	0.58%
American Century VP Inflation Protection Fund Class I
	2016		0.10%	0.90%	9.88	14.68	66,093	737,212	3.77%	4.61%	1.93%
	2015		0.10%	0.90%	9.47	14.15	64,127	760,865	-3.16%	-2.38%	2.30%
	2014		0.10%	0.90%	9.72	15.24	57,881	779,094	2.65%	3.46%	1.48%
	2013		0.10%	0.90%	11.19	14.78	50,761	694,098	-9.04%	-8.33%	1.79%
	2012		0.10%	0.90%	12.24	16.19	50,921	766,031	6.58%	7.44%	2.63%
American Funds Global Growth Fund Class 2
	2016		0.10%	0.90%	9.75	25.47	113,961	2,099,935	-0.28%	0.48%	0.86%
	2015		0.10%	0.90%	11.59	25.54	103,087	2,130,358	5.97%	6.81%	1.04%
	2014		0.10%	0.90%	13.91	25.14	94,797	1,921,165	1.39%	2.17%	1.13%
	2013		0.10%	0.90%	13.64	24.70	99,364	2,100,334	28.02%	29.04%	1.32%
	2012		0.10%	0.90%	11.05	19.22	92,051	1,511,241	21.46%	22.38%	0.99%
American Funds Global Small Capitalization Fund Class 2
	2016		0.10%	0.90%	9.06	34.78	159,386	2,259,617	1.18%	1.95%	0.24%
	2015		0.10%	0.90%	10.74	34.37	149,175	2,239,926	-0.63%	0.12%	0.00%
	2014		0.10%	0.90%	11.49	36.67	107,903	2,016,559	1.21%	1.97%	0.11%
	2013		0.10%	0.90%	11.32	36.18	124,075	2,473,385	27.13%	28.09%	0.87%
	2012		0.10%	0.90%	8.88	28.41	111,748	1,786,756	17.12%	18.00%	1.35%
American Funds Growth Fund Class 2
	2016		0.10%	0.90%	10.93	32.35	461,482	8,169,072	8.51%	9.36%	0.72%
	2015		0.10%	0.90%	12.17	29.81	439,286	7,805,510	5.90%	6.87%	0.61%
	2014		0.10%	0.90%	14.43	29.30	381,806	7,379,109	7.54%	8.40%	0.76%
	2013		0.10%	0.90%	13.38	27.21	405,557	7,623,548	28.94%	29.95%	0.96%
	2012		0.10%	0.90%	10.34	21.07	385,388	5,692,315	16.83%	17.77%	0.81%

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Growth-Income Fund Class 2
	2016		0.10%	0.90%	$10.79	$27.15	439,587	$7,893,983	10.52%	11.41%	1.36%
	2015		0.10%	0.90%	11.79	24.56	458,637	7,843,296	0.55%	1.34%	1.32%
	2014		0.10%	0.90%	14.41	27.11	409,677	7,740,872	9.64%	10.53%	1.38%
	2013		0.10%	0.90%	13.10	24.69	342,412	6,124,453	32.30%	33.36%	1.40%
	2012		0.10%	0.90%	9.87	18.63	335,267	4,554,797	16.43%	17.36%	1.67%
American Funds International Fund Class 2
	2016		0.10%	0.90%	9.07	25.00	331,924	4,416,715	2.60%	3.43%	1.29%
	2015		0.10%	0.90%	9.79	24.37	303,157	4,260,260	-5.38%	-4.62%	1.59%
	2014		0.10%	0.90%	10.87	28.04	256,064	4,000,853	-3.53%	-2.75%	1.35%
	2013		0.10%	0.90%	11.18	29.02	254,075	4,317,235	20.55%	21.51%	1.42%
	2012		0.10%	0.90%	9.20	24.04	221,936	3,421,511	16.85%	17.79%	1.61%
BlackRock Global Allocation V.I. Fund Class I
	2016		0.10%	0.90%	9.81	16.48	179,504	2,387,230	3.18%	3.97%	1.06%
	2015		0.10%	0.90%	11.81	15.85	211,675	3,114,779	-1.60%	-0.85%	1.15%
	2014		0.10%	0.90%	11.94	15.99	198,974	2,966,847	1.19%	1.96%	2.37%
	2013		0.10%	0.90%	11.73	15.68	170,480	2,494,754	13.73%	14.58%	1.28%
	2012		0.10%	0.90%	11.72	13.69	138,330	1,781,916	9.29%	10.23%	2.58%
ClearBridge Variable Mid Cap Portfolio Class I
	2016		0.15%	0.50%	10.55	11.89	28,575	337,511	9.13%	9.27%	1.05%
	2015	1/26/15	0.15%	0.20%	9.67	10.89	10,310	111,959	-2.31%	-0.27%	0.06%
Delaware VIP Diversified Income Series Standard Class
	2016		0.10%	0.90%	10.07	18.17	186,396	2,445,419	2.60%	3.42%	3.02%
	2015		0.10%	0.90%	10.42	17.71	170,085	2,380,731	-1.97%	-1.18%	2.88%
	2014		0.10%	0.90%	10.75	18.84	124,883	1,914,165	4.37%	5.20%	2.21%
	2013		0.10%	0.90%	10.80	17.98	108,170	1,655,108	-2.15%	-1.35%	2.25%
	2012		0.10%	0.90%	11.76	18.30	100,818	1,622,679	6.23%	7.09%	3.12%
Delaware VIP Emerging Markets Series Standard Class
	2016		0.10%	0.90%	8.94	42.32	146,865	1,841,611	12.91%	13.84%	1.09%
	2015		0.10%	0.90%	7.88	37.48	144,971	1,805,636	-15.27%	-14.58%	0.85%
	2014		0.10%	0.90%	9.25	44.24	117,847	1,895,006	-8.88%	-8.14%	0.70%
	2013		0.10%	0.90%	10.10	48.55	126,344	2,486,616	9.15%	10.04%	1.65%
	2012		0.10%	0.90%	9.20	44.48	117,681	2,078,791	13.42%	14.34%	0.95%
Delaware VIP High Yield Series Standard Class
	2016		0.10%	0.90%	10.14	30.75	83,907	1,160,226	12.15%	13.06%	6.95%
	2015		0.10%	0.90%	9.43	27.42	77,412	1,157,243	-7.43%	-6.70%	6.66%
	2014		0.10%	0.90%	11.97	29.62	69,449	1,241,702	-1.18%	-0.41%	6.62%
	2013		0.10%	0.90%	12.25	30.47	65,510	1,272,465	8.24%	9.12%	7.28%
	2012		0.10%	0.90%	13.13	28.10	63,330	1,174,624	16.77%	17.72%	8.48%
Delaware VIP Limited-Term Diversified Income Series Standard Class
	2016		0.10%	0.90%	10.26	13.42	115,281	1,333,910	1.18%	2.09%	1.52%
	2015		0.10%	0.90%	10.12	13.21	108,659	1,230,997	-0.12%	0.78%	1.70%
	2014		0.10%	0.90%	10.08	13.17	92,517	1,043,312	0.78%	1.60%	1.59%
	2013		0.10%	0.90%	10.21	13.02	74,240	828,924	-1.95%	-1.17%	1.52%
	2012		0.10%	0.90%	10.72	13.22	50,367	598,864	1.85%	2.65%	1.69%
Delaware VIP REIT Series Standard Class
	2016		0.10%	0.90%	11.08	41.29	100,739	1,705,852	4.92%	5.76%	1.17%
	2015		0.10%	0.90%	13.20	39.36	88,351	1,663,263	2.82%	3.73%	1.22%
	2014		0.10%	0.90%	14.11	38.28	78,129	1,649,719	28.30%	29.27%	1.35%
	2013		0.10%	0.90%	11.81	29.83	75,114	1,339,968	1.23%	1.99%	1.52%
	2012		0.10%	0.90%	11.61	29.47	66,407	1,240,350	15.89%	16.78%	1.44%
Delaware VIP Small Cap Value Series Standard Class
	2016		0.15%	0.90%	12.01	42.62	129,699	2,509,657	30.23%	31.21%	0.90%
	2015		0.10%	0.90%	10.41	32.72	114,194	2,013,795	-7.06%	-6.26%	0.72%
	2014		0.10%	0.90%	14.85	37.35	114,079	2,248,673	4.92%	5.82%	0.55%
	2013		0.10%	0.90%	14.07	35.55	110,465	2,176,689	32.31%	33.39%	0.68%
	2012		0.10%	0.90%	11.33	29.92	98,683	1,481,764	12.88%	13.78%	0.55%

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP Smid Cap Growth Series Standard Class
	2016		0.15%	0.90%	$10.77	$38.29	99,320	$2,261,721	7.32%	8.13%	0.21%
	2015		0.15%	0.90%	11.71	35.67	94,647	2,051,024	6.57%	7.38%	0.34%
	2014		0.15%	0.90%	14.79	33.47	72,206	1,440,083	2.22%	2.99%	0.07%
	2013		0.15%	0.90%	14.56	34.80	68,940	1,462,262	40.06%	41.11%	0.02%
	2012		0.15%	0.90%	13.35	24.81	66,244	1,015,118	10.03%	10.86%	0.23%
Delaware VIP U.S. Growth Series Standard Class
	2016		0.10%	0.90%	11.87	24.74	52,558	1,006,891	-6.01%	-5.26%	0.60%
	2015		0.10%	0.90%	12.54	26.12	43,326	947,685	4.44%	5.27%	0.55%
	2014		0.10%	0.90%	16.14	24.82	40,318	838,048	11.77%	12.65%	0.20%
	2013		0.10%	0.90%	16.43	24.04	29,183	592,729	33.55%	34.59%	0.32%
	2012		0.10%	0.90%	12.21	17.97	21,997	346,105	15.19%	16.09%	0.00%
Delaware VIP Value Series Standard Class
	2016		0.15%	0.90%	11.07	30.21	106,213	2,207,775	13.61%	14.47%	1.49%
	2015		0.15%	0.90%	11.63	26.59	78,918	1,584,566	-1.31%	-0.56%	1.54%
	2014		0.15%	0.90%	14.83	30.41	68,742	1,440,008	12.97%	13.82%	1.66%
	2013		0.15%	0.90%	13.08	26.87	66,184	1,277,632	32.49%	33.49%	1.76%
	2012		0.15%	0.90%	9.85	20.25	63,564	997,441	13.70%	14.56%	2.19%
Deutsche Alternative Asset Allocation VIP Portfolio Class A
	2016		0.10%	0.60%	12.07	14.28	14,778	191,370	4.67%	5.19%	1.88%
	2015		0.10%	0.60%	11.53	13.57	11,809	145,777	-6.86%	-6.39%	3.51%
	2014		0.10%	0.60%	12.38	14.50	20,146	266,084	2.83%	3.40%	1.52%
	2013		0.10%	0.60%	12.03	14.02	12,456	159,483	0.31%	0.87%	1.14%
	2012		0.10%	0.60%	11.99	13.90	2,949	38,889	9.06%	9.80%	3.28%
Deutsche Equity 500 Index VIP Portfolio Class A
	2016		0.20%	0.90%	10.94	26.74	187,338	3,185,218	10.61%	11.39%	1.86%
	2015		0.20%	0.90%	11.94	24.17	181,755	2,986,210	0.22%	0.93%	1.62%
	2014		0.20%	0.90%	16.29	24.12	163,140	2,966,209	12.37%	12.99%	1.77%
	2013		0.35%	0.90%	14.48	23.29	161,425	2,787,145	30.74%	31.47%	1.77%
	2012		0.35%	0.90%	11.01	17.79	158,343	2,181,059	14.66%	15.29%	1.65%
Deutsche Small Cap Index VIP Portfolio Class A
	2016		0.20%	0.90%	11.18	34.35	54,333	889,200	19.94%	20.79%	0.99%
	2015		0.20%	0.90%	10.53	28.64	48,238	746,753	-5.45%	-4.79%	1.04%
	2014		0.20%	0.90%	15.14	30.29	45,299	806,837	3.80%	4.38%	0.81%
	2013		0.35%	0.90%	14.50	32.23	63,202	1,084,464	37.40%	38.15%	1.65%
	2012		0.35%	0.90%	12.48	23.42	56,478	860,798	15.21%	15.84%	0.87%
Fidelity VIP Asset Manager Portfolio Initial Class
	2016		0.55%	0.55%	14.97	14.97	7,707	115,416	2.51%	2.51%	1.23%
	2015		0.55%	0.55%	14.61	14.61	9,879	144,334	-0.41%	-0.41%	1.47%
	2014		0.55%	0.55%	14.67	14.67	11,725	171,985	5.25%	5.25%	1.43%
	2013		0.55%	0.55%	13.94	13.94	13,520	188,420	15.07%	15.07%	1.53%
	2012		0.55%	0.55%	12.11	12.11	15,424	186,815	11.87%	11.87%	1.49%
Fidelity VIP Contrafund Portfolio Service Class
	2016		0.10%	0.90%	10.40	31.17	206,443	3,677,290	6.95%	7.81%	0.72%
	2015		0.10%	0.90%	11.76	29.15	170,396	3,100,149	-0.34%	0.46%	0.95%
	2014		0.10%	0.90%	15.54	30.73	153,825	3,158,092	10.81%	11.70%	0.90%
	2013		0.10%	0.90%	13.94	27.69	139,505	2,697,203	29.97%	31.01%	1.01%
	2012		0.10%	0.90%	10.68	21.27	138,064	2,085,409	15.27%	16.19%	1.28%
Fidelity VIP Equity-Income Portfolio Initial Class
	2016		0.55%	0.55%	20.05	20.05	5,817	116,633	17.37%	17.37%	2.15%
	2015		0.55%	0.55%	17.08	17.08	6,015	102,752	-4.49%	-4.49%	3.17%
	2014		0.55%	0.55%	17.89	17.89	6,526	116,712	8.12%	8.12%	2.74%
	2013		0.55%	0.55%	16.54	16.54	6,453	106,736	27.44%	27.44%	2.37%
	2012		0.55%	0.80%	12.98	14.18	8,925	115,897	16.37%	16.66%	1.94%
Fidelity VIP Equity-Income Portfolio Service Class
	2016		0.20%	0.90%	11.24	24.52	18,404	353,531	16.84%	17.68%	2.10%
	2015		0.20%	0.90%	10.71	20.99	18,977	308,463	-4.95%	-4.28%	3.11%
	2014		0.20%	0.90%	15.14	22.08	18,827	326,889	7.67%	8.27%	2.85%
	2013		0.35%	0.90%	13.98	22.68	17,462	292,487	26.84%	27.56%	2.45%
	2012		0.35%	0.90%	13.10	17.85	16,598	235,214	16.14%	16.59%	3.09%

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity VIP Growth Opportunities Portfolio Service Class
	2016		0.35%	0.90%	$19.91	$23.14	6,946	$158,294	-0.65%	-0.10%	0.23%
	2015		0.35%	0.90%	20.04	23.17	6,595	150,185	4.54%	5.11%	0.06%
	2014		0.35%	0.90%	19.17	22.04	6,813	147,722	11.10%	11.71%	0.12%
	2013		0.35%	0.90%	17.26	19.73	6,977	135,527	36.55%	37.30%	0.20%
	2012		0.35%	0.90%	12.64	14.37	7,033	99,565	18.39%	19.05%	0.31%
Fidelity VIP Growth Portfolio Service Class
	2016		0.10%	0.90%	10.63	25.43	49,370	1,008,769	-0.19%	0.56%	0.00%
	2015		0.10%	0.90%	12.61	25.29	45,557	962,068	6.09%	6.90%	0.15%
	2014		0.10%	0.90%	15.28	23.66	49,552	976,023	10.19%	11.02%	0.10%
	2013		0.10%	0.90%	13.76	23.27	46,018	844,810	34.98%	36.04%	0.20%
	2012		0.10%	0.90%	10.12	17.21	44,191	595,862	13.52%	14.37%	0.50%
Fidelity VIP High Income Portfolio Service Class
	2016		0.35%	0.90%	14.95	22.45	6,401	98,023	13.35%	13.97%	4.97%
	2015		0.35%	0.90%	13.11	19.80	6,551	87,898	-4.62%	-4.09%	8.06%
	2014		0.35%	0.90%	13.67	20.76	5,119	72,029	0.16%	0.72%	5.74%
	2013		0.35%	0.90%	13.57	20.73	5,071	70,718	4.93%	5.50%	5.65%
	2012		0.35%	0.90%	12.87	19.75	5,357	71,741	13.17%	13.80%	5.79%
Fidelity VIP Investment Grade Bond Portfolio Initial Class
	2016		0.55%	0.55%	12.29	12.29	9,659	118,760	4.17%	4.17%	2.04%
	2015		0.55%	0.55%	11.80	11.80	11,344	133,900	-1.14%	-1.14%	2.44%
	2014		0.55%	0.55%	11.94	11.94	12,995	155,161	5.25%	5.25%	2.04%
	2013		0.55%	0.55%	11.34	11.34	15,446	175,209	-2.32%	-2.32%	2.28%
	2012		0.55%	0.55%	11.61	11.61	17,043	197,924	5.32%	5.32%	2.07%
Fidelity VIP Mid Cap Portfolio Service Class
	2016		0.10%	0.90%	10.43	26.74	84,054	1,634,391	11.07%	11.94%	0.42%
	2015		0.10%	0.90%	13.78	23.97	68,076	1,329,748	-2.38%	-1.60%	0.43%
	2014		0.10%	0.90%	14.04	24.45	58,225	1,228,760	5.23%	6.09%	0.17%
	2013		0.10%	0.90%	13.27	23.14	51,863	1,033,254	34.81%	35.92%	0.44%
	2012		0.10%	0.90%	11.22	17.09	46,854	694,304	13.71%	14.64%	0.52%
Fidelity VIP Overseas Portfolio Service Class
	2016		0.10%	0.90%	8.82	19.68	28,145	338,724	-5.98%	-5.18%	1.31%
	2015		0.10%	0.90%	9.90	20.93	23,908	337,110	2.56%	3.45%	1.31%
	2014		0.10%	0.90%	9.63	23.06	21,871	328,611	-8.99%	-8.16%	1.35%
	2013		0.10%	0.90%	10.55	25.30	18,788	309,534	29.20%	30.32%	1.27%
	2012		0.10%	0.90%	8.11	19.54	22,201	283,627	19.46%	20.54%	1.95%
Franklin Income VIP Fund Class 1
	2016		0.10%	0.90%	10.37	18.28	229,484	3,980,062	13.27%	14.29%	4.58%
	2015		0.10%	0.90%	12.19	16.01	241,592	3,739,409	-7.70%	-6.89%	4.71%
	2014		0.10%	0.90%	13.86	17.21	210,872	3,512,035	3.98%	4.82%	3.27%
	2013		0.10%	0.90%	13.28	16.43	79,873	1,238,688	13.09%	14.11%	5.86%
	2012		0.10%	0.90%	11.70	14.41	65,264	889,266	11.76%	12.82%	6.21%
Franklin Mutual Shares VIP Fund Class 1
	2016		0.10%	0.90%	10.59	20.77	79,909	1,473,470	15.30%	16.24%	2.08%
	2015		0.10%	0.90%	11.99	17.88	77,805	1,274,114	-5.56%	-4.78%	3.50%
	2014		0.10%	0.90%	12.66	18.79	67,053	1,145,965	6.41%	7.28%	2.34%
	2013		0.10%	0.90%	11.86	17.52	59,520	933,320	27.37%	28.40%	2.37%
	2012		0.10%	0.90%	9.28	13.65	51,628	621,800	13.58%	14.48%	2.31%
Franklin Small-Mid Cap Growth VIP Fund Class 1
	2016		0.10%	0.90%	9.48	28.47	45,417	643,580	3.47%	4.33%	0.00%
	2015		0.10%	0.90%	11.08	27.52	36,440	606,241	-3.32%	-2.54%	0.00%
	2014		0.10%	0.90%	14.58	31.58	29,775	602,088	6.81%	7.68%	0.00%
	2013		0.10%	0.90%	13.58	29.52	28,744	577,878	37.26%	38.41%	0.00%
	2012		0.10%	0.90%	9.84	21.48	30,721	453,082	10.12%	10.97%	0.00%
Invesco V.I. American Franchise Fund Series I
	2016		0.35%	0.90%	13.04	20.04	38,799	722,112	1.35%	1.91%	0.00%
	2015		0.35%	0.90%	12.87	19.78	40,161	734,223	4.07%	4.64%	0.00%
	2014		0.35%	0.90%	12.36	19.00	42,183	738,070	7.47%	8.06%	0.04%
	2013		0.35%	0.90%	11.50	19.13	43,223	703,063	38.88%	39.65%	0.44%
	2012	4/27/12	0.35%	0.90%	8.28	13.76	45,674	533,344	-3.09%	-2.73%	0.00%

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Invesco V.I. Core Equity Fund Series I
	2016		0.35%	0.90%	$15.04	$17.43	67,473	$1,144,643	9.28%	9.88%	0.71%
	2015		0.35%	0.90%	13.69	15.87	66,460	1,032,400	-6.61%	-6.10%	1.13%
	2014		0.35%	0.90%	14.58	16.90	75,685	1,241,087	7.18%	7.77%	0.86%
	2013		0.35%	0.90%	13.53	22.60	78,520	1,197,551	28.09%	28.80%	1.38%
	2012		0.35%	0.90%	10.82	17.62	85,490	1,011,781	12.86%	13.48%	0.87%
Invesco V.I. Core Plus Bond Fund Series I
	2016		0.55%	0.55%	13.87	13.87	7,225	100,238	6.07%	6.07%	3.68%
	2015		0.55%	0.55%	13.08	13.08	9,240	120,850	-0.92%	-0.92%	4.40%
	2014		0.55%	0.55%	13.20	13.20	11,172	147,478	7.43%	7.43%	4.94%
	2013		0.55%	0.55%	12.29	12.29	12,928	158,849	-0.50%	-0.50%	4.58%
	2012		0.55%	0.55%	12.35	12.35	14,755	182,202	10.10%	10.10%	4.55%
Invesco V.I. International Growth Fund Series I
	2016		0.15%	0.90%	9.33	25.45	32,186	368,706	-1.34%	-0.60%	1.39%
	2015		0.15%	0.90%	13.12	25.80	22,155	273,801	-3.22%	-2.68%	1.51%
	2014		0.35%	0.90%	13.48	26.66	10,160	164,088	-0.57%	-0.02%	0.89%
	2013		0.35%	0.90%	13.48	29.99	39,088	519,827	17.95%	18.61%	1.23%
	2012		0.35%	0.90%	12.75	25.39	22,492	454,898	14.50%	15.13%	1.46%
Janus Aspen Balanced Portfolio Institutional Shares
	2016		0.35%	0.90%	16.67	23.52	11,955	200,879	3.67%	4.24%	2.06%
	2015		0.35%	0.90%	15.99	22.69	11,991	193,318	-0.28%	0.27%	1.60%
	2014		0.35%	0.90%	15.95	22.76	12,052	193,799	7.52%	8.13%	1.76%
	2013		0.35%	0.90%	14.75	21.16	12,138	180,521	19.09%	19.73%	1.50%
	2012		0.35%	0.90%	12.32	17.77	14,389	178,488	12.61%	13.22%	2.88%
Janus Aspen Balanced Portfolio Service Shares
	2016		0.20%	0.90%	10.53	24.67	16,383	294,756	3.39%	4.10%	1.79%
	2015		0.20%	0.90%	13.93	23.86	16,596	289,531	-0.49%	0.06%	1.37%
	2014		0.35%	0.90%	13.93	23.98	19,895	341,175	7.27%	7.86%	1.49%
	2013		0.35%	0.90%	12.98	23.27	20,002	326,703	18.73%	19.38%	1.34%
	2012		0.35%	0.90%	17.18	19.57	19,838	274,564	12.36%	12.69%	2.50%
Janus Aspen Enterprise Portfolio Service Shares
	2016		0.20%	0.90%	11.90	42.22	5,841	143,255	11.10%	11.88%	0.02%
	2015		0.20%	0.90%	12.31	38.00	6,114	134,456	2.84%	3.57%	0.52%
	2014		0.20%	0.90%	15.68	39.57	5,553	130,339	11.24%	11.85%	0.03%
	2013		0.35%	0.90%	14.01	35.52	5,806	125,174	30.86%	31.58%	0.37%
	2012		0.35%	0.90%	13.71	27.10	6,509	104,176	15.94%	16.58%	0.00%
Janus Aspen Global Research Portfolio Institutional Shares
	2016		0.35%	0.90%	12.36	16.38	19,799	322,879	1.15%	1.71%	1.01%
	2015		0.35%	0.90%	12.22	16.10	19,536	313,111	-3.17%	-2.63%	0.62%
	2014		0.35%	0.90%	12.62	16.54	24,343	400,985	6.46%	7.07%	1.08%
	2013		0.35%	0.90%	11.86	15.44	24,036	370,854	27.31%	27.98%	1.20%
	2012		0.35%	0.90%	9.31	12.07	26,929	324,451	19.04%	19.66%	0.87%
Janus Aspen Global Research Portfolio Service Shares
	2016		0.35%	0.90%	13.45	17.20	3,459	52,512	0.90%	1.48%	0.88%
	2015		0.35%	0.90%	13.25	17.05	3,238	48,786	-3.41%	-2.87%	0.53%
	2014		0.35%	0.90%	13.64	17.65	3,100	48,348	6.22%	6.81%	0.95%
	2013		0.35%	0.90%	12.77	16.62	3,364	49,342	26.93%	27.62%	0.94%
	2012		0.35%	0.90%	11.48	14.54	6,237	72,295	18.79%	18.97%	0.80%
Janus Aspen Global Technology Portfolio Service Shares
	2016		0.35%	0.90%	17.80	22.35	4,528	82,713	12.83%	13.45%	0.04%
	2015		0.35%	0.90%	15.77	19.70	572	11,110	3.71%	4.28%	0.00%
	2014		0.35%	0.90%	15.21	18.89	621	11,588	8.37%	8.96%	0.00%
	2013		0.35%	0.90%	14.03	17.34	772	13,254	34.18%	34.92%	0.00%
	2012		0.35%	0.90%	10.46	12.85	856	10,917	18.08%	18.73%	0.00%
JPMorgan Insurance Trust Global Allocation Portfolio Class 1
	2016	5/26/16	0.15%	0.15%	10.11	10.11	2,610	26,381	4.45%	4.45%	2.35%

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Baron Growth Opportunities Fund Standard Class
	2016		0.20%	0.90%	$9.76	$24.57	24,367	$251,699	4.88%	5.63%	0.72%
	2015		0.20%	0.90%	18.09	24.46	11,125	236,789	-5.39%	-5.01%	0.00%
	2014		0.50%	0.90%	19.12	25.75	9,777	245,121	4.18%	4.60%	0.43%
	2013		0.50%	0.90%	18.36	24.61	9,703	232,607	39.15%	39.72%	0.74%
	2012		0.50%	0.90%	13.19	17.62	2,369	37,266	17.46%	17.97%	1.31%
LVIP Baron Growth Opportunities Fund Service Class
	2016		0.10%	0.90%	10.98	30.98	33,396	699,905	4.61%	5.49%	0.46%
	2015		0.10%	0.90%	10.42	29.61	31,191	643,798	-5.62%	-4.87%	0.00%
	2014		0.10%	0.90%	16.41	31.37	29,742	642,257	3.91%	4.74%	0.17%
	2013		0.10%	0.90%	15.71	30.19	30,047	629,157	38.81%	40.00%	0.47%
	2012		0.10%	0.90%	12.32	21.75	25,133	369,657	17.16%	18.16%	1.29%
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class
	2016		0.15%	0.90%	13.75	18.68	18,008	296,761	10.96%	11.80%	1.88%
	2015		0.15%	0.90%	12.39	16.71	15,936	246,794	-5.72%	-5.01%	1.31%
	2014		0.15%	0.90%	13.14	17.59	22,084	370,434	2.56%	3.33%	1.70%
	2013		0.15%	0.90%	12.81	17.02	26,578	414,210	17.15%	18.14%	1.88%
	2012		0.15%	0.90%	10.93	14.41	17,447	222,561	15.94%	16.81%	0.69%
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	4.31%
	2015		0.15%	0.60%	7.49	7.58	1,706	12,871	-15.52%	-15.14%	0.17%
	2014		0.15%	0.60%	8.87	8.93	20,909	186,679	-5.44%	-5.03%	1.72%
	2013	7/24/13	0.15%	0.60%	9.38	9.40	10,250	96,372	3.85%	4.44%	1.02%
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class
	2016	5/23/16	0.15%	0.15%	10.25	10.25	10	107	3.30%	3.30%	1.60%
LVIP BlackRock Inflation Protected Bond Fund Standard Class
	2016		0.15%	0.60%	9.58	11.48	56,068	633,410	2.95%	3.41%	1.22%
	2015		0.15%	0.60%	9.29	11.11	55,548	609,198	-3.40%	-2.97%	1.20%
	2014		0.15%	0.60%	11.21	11.45	50,069	567,350	2.45%	2.91%	1.40%
	2013		0.15%	0.60%	10.94	11.12	51,581	570,018	-8.92%	-8.51%	0.58%
	2012		0.15%	0.75%	12.01	12.16	34,616	419,076	5.87%	6.35%	0.00%
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class
	2016	11/7/16	0.15%	0.15%	10.54	10.54	3	35	3.41%	3.41%	0.00%
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class
	2016		0.10%	0.90%	13.27	20.34	14,054	241,041	-2.20%	-1.46%	0.45%
	2015		0.10%	0.90%	13.46	20.79	13,668	241,392	0.43%	1.21%	0.00%
	2014		0.10%	0.90%	13.30	20.70	13,605	237,627	4.40%	5.22%	0.00%
	2013		0.10%	0.90%	12.64	19.83	13,895	231,003	24.37%	25.38%	0.00%
	2012		0.10%	0.90%	10.08	16.93	13,719	182,286	15.35%	16.23%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund Standard Class
	2016		0.15%	0.60%	11.16	15.88	7,586	115,634	1.57%	2.11%	0.00%
	2015		0.15%	0.60%	10.98	15.55	7,814	116,097	-4.79%	-4.35%	0.00%
	2014		0.15%	0.60%	11.53	16.26	1,972	26,292	-7.87%	-7.44%	0.00%
	2013		0.15%	0.60%	12.51	17.57	1,697	24,421	24.03%	24.63%	0.00%
	2012		0.15%	0.60%	10.08	14.10	1,490	16,915	5.80%	6.30%	0.00%
LVIP Clarion Global Real Estate Fund Standard Class
	2016		0.10%	0.90%	9.62	17.45	48,527	589,725	0.28%	1.10%	3.90%
	2015		0.10%	0.90%	9.60	17.27	45,651	547,823	-2.11%	-1.31%	3.09%
	2014		0.10%	0.90%	9.80	17.51	48,529	573,193	12.87%	13.79%	2.68%
	2013		0.10%	0.90%	8.69	15.40	51,016	522,441	2.38%	3.21%	0.00%
	2012		0.10%	0.90%	8.48	14.93	39,023	379,314	23.56%	24.54%	0.00%
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class
	2016	2/5/16	0.15%	0.15%	9.72	9.72	1,802	17,521	9.11%	9.11%	1.15%
LVIP Delaware Bond Fund Standard Class
	2016		0.10%	0.90%	10.21	19.81	316,151	4,181,227	1.80%	2.61%	2.47%
	2015		0.10%	0.90%	10.61	19.46	320,049	4,263,530	-0.51%	0.28%	2.42%
	2014		0.10%	0.90%	10.65	19.56	321,246	4,442,117	5.03%	5.87%	2.12%
	2013		0.10%	0.90%	10.08	18.62	280,415	3,801,208	-3.18%	-2.40%	1.93%
	2012		0.10%	0.90%	11.82	19.23	248,270	3,518,769	5.65%	6.50%	2.24%

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Diversified Floating Rate Fund Standard Class
	2016		0.15%	0.60%	$10.20	$10.76	72,719	$776,207	1.64%	2.10%	0.00%
	2015		0.15%	0.60%	10.00	10.54	61,768	645,985	-1.31%	-0.86%	1.71%
	2014		0.15%	0.60%	10.41	10.63	51,865	547,523	0.01%	0.47%	1.76%
	2013		0.15%	0.60%	10.41	10.58	31,501	331,671	0.15%	0.60%	1.06%
	2012		0.15%	0.60%	10.40	10.52	17,451	182,800	3.60%	4.06%	1.96%
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class
	2016		0.20%	0.90%	10.33	21.55	12,747	146,217	4.67%	5.41%	1.63%
	2015		0.20%	0.90%	15.30	20.58	9,772	137,490	-2.21%	-1.68%	1.75%
	2014		0.35%	0.90%	15.56	21.04	7,581	137,202	3.41%	3.98%	0.79%
	2013		0.35%	0.90%	14.97	20.34	32,236	562,698	19.09%	19.82%	1.88%
	2012		0.35%	0.90%	12.49	17.08	25,747	374,291	12.28%	12.89%	1.92%
LVIP Delaware Social Awareness Fund Standard Class
	2016		0.15%	0.90%	10.22	29.05	27,390	381,526	5.68%	6.48%	1.50%
	2015		0.15%	0.90%	16.80	27.49	18,209	354,636	-1.55%	-0.80%	1.49%
	2014		0.15%	0.90%	15.64	27.92	17,023	371,302	14.17%	14.80%	1.55%
	2013		0.35%	0.90%	17.07	26.55	17,121	333,910	34.47%	35.22%	1.79%
	2012		0.35%	0.90%	12.62	19.71	8,208	125,761	14.25%	14.88%	0.80%
LVIP Delaware Special Opportunities Fund Standard Class
	2016		0.15%	0.90%	17.34	26.76	16,682	411,817	19.33%	20.22%	1.79%
	2015		0.15%	0.90%	14.53	22.26	14,556	297,197	-0.64%	0.11%	1.16%
	2014		0.15%	0.90%	14.63	22.24	16,338	331,634	6.67%	7.47%	1.87%
	2013		0.15%	0.90%	13.71	20.69	9,197	170,389	32.60%	33.59%	1.94%
	2012		0.15%	0.90%	10.34	15.49	2,306	26,880	13.91%	14.77%	0.45%
LVIP Dimensional International Equity Managed Volatility Fund Standard Class
	2016		0.15%	0.60%	10.05	10.30	29,263	295,963	1.36%	1.82%	2.19%
	2015		0.15%	0.60%	9.92	10.12	26,088	260,085	-4.54%	-4.11%	0.97%
	2014		0.15%	0.60%	10.39	10.55	20,293	211,384	-8.06%	-7.65%	2.40%
	2013		0.15%	0.60%	11.30	11.42	13,048	147,510	14.43%	14.92%	3.66%
	2012		0.15%	0.60%	9.88	9.94	537	5,312	18.07%	18.50%	2.38%
LVIP Dimensional International Core Equity Fund Standard Class
	2016	2/10/16	0.15%	0.50%	9.31	9.36	2,737	25,540	4.35%	17.50%	2.62%
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
	2016		0.15%	0.60%	16.36	24.15	6,505	123,220	13.72%	14.31%	0.96%
	2015		0.15%	0.60%	14.39	21.13	11,760	216,340	-2.59%	-2.12%	1.65%
	2014		0.15%	0.60%	14.77	21.59	11,758	222,082	12.50%	13.07%	1.84%
	2013		0.15%	0.75%	13.13	19.09	13,947	236,259	32.26%	33.14%	2.00%
	2012		0.15%	0.75%	9.91	14.34	12,773	162,930	14.45%	15.13%	1.11%
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class
	2016		0.15%	0.60%	10.93	10.93	3,599	39,331	16.58%	16.58%	1.60%
	2015	7/29/15	0.15%	0.15%	9.38	9.38	548	5,141	-5.08%	-5.08%	1.52%
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class
	2016		0.15%	0.60%	11.17	15.29	37,322	559,766	10.47%	10.97%	1.17%
	2015		0.15%	0.60%	13.50	13.78	35,481	481,218	-8.17%	-7.75%	1.21%
	2014		0.15%	0.60%	14.70	14.94	27,298	402,703	4.07%	4.54%	1.11%
	2013		0.15%	0.60%	14.12	14.29	18,829	266,128	28.40%	28.99%	2.00%
	2012		0.15%	0.60%	11.03	11.08	554	6,110	16.89%	17.16%	1.56%
LVIP Dimensional/Vanguard Total Bond Fund Standard Class
	2016		0.15%	0.90%	10.94	11.22	49,466	546,565	1.50%	1.96%	1.58%
	2015		0.15%	0.60%	10.78	11.00	38,112	415,164	-0.29%	0.16%	1.62%
	2014		0.15%	0.60%	10.81	10.99	28,336	307,943	4.01%	4.48%	1.92%
	2013		0.15%	0.60%	10.39	10.52	21,747	226,420	-3.34%	-2.90%	1.81%
	2012		0.15%	0.60%	10.75	10.83	10,441	112,404	3.11%	3.58%	3.17%
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class
	2016		0.15%	0.60%	10.33	14.86	17,103	208,070	1.81%	2.27%	1.43%
	2015		0.15%	0.90%	9.90	14.53	15,595	183,200	-8.89%	-8.16%	1.52%
	2014		0.15%	0.90%	10.86	15.82	12,856	160,402	-2.86%	-2.14%	1.62%
	2013		0.15%	0.90%	11.18	16.17	10,358	128,180	18.89%	19.77%	1.54%
	2012		0.15%	0.90%	9.41	13.50	7,776	75,482	20.32%	21.08%	2.05%

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Global Conservative Allocation Managed Risk Fund Standard Class
	2016		0.10%	0.90%	$12.73	$17.78	83,954	$1,369,537	4.08%	4.86%	1.73%
	2015		0.10%	0.90%	12.16	17.03	94,911	1,540,374	-2.87%	-2.14%	2.17%
	2014		0.10%	0.90%	12.45	17.01	89,878	1,494,333	4.75%	5.54%	3.98%
	2013		0.10%	0.90%	13.36	16.23	18,950	270,625	8.77%	9.59%	2.24%
	2012		0.10%	0.90%	12.22	14.93	16,438	214,294	8.79%	9.61%	4.21%
LVIP Global Growth Allocation Managed Risk Fund Standard Class
	2016		0.10%	0.90%	9.72	16.42	263,937	3,492,571	3.81%	4.64%	1.81%
	2015		0.10%	0.90%	11.62	15.75	232,726	3,376,649	-4.55%	-3.79%	1.95%
	2014		0.10%	0.90%	12.13	16.44	224,962	3,495,232	2.54%	3.36%	2.20%
	2013		0.10%	0.90%	11.80	15.97	195,571	2,941,907	12.53%	13.43%	1.79%
	2012		0.10%	0.90%	10.45	14.13	185,265	2,467,361	8.17%	9.03%	2.51%
LVIP Global Income Fund Standard Class
	2016		0.10%	0.60%	11.01	12.47	22,776	265,762	-0.10%	0.39%	0.00%
	2015		0.10%	0.60%	11.02	12.42	39,467	467,444	-2.61%	-2.13%	2.95%
	2014		0.10%	0.60%	11.31	12.69	40,301	488,492	1.33%	1.84%	0.54%
	2013		0.10%	0.60%	11.17	12.46	42,661	509,608	-3.40%	-2.91%	0.29%
	2012		0.10%	0.60%	11.56	12.83	26,614	330,130	7.04%	7.58%	2.20%
LVIP Global Moderate Allocation Managed Risk Fund Standard Class
	2016		0.15%	0.90%	9.71	17.19	247,805	3,475,591	3.41%	4.19%	1.73%
	2015		0.15%	0.90%	11.94	16.56	235,536	3,510,939	-4.24%	-3.52%	1.97%
	2014		0.10%	0.90%	13.36	17.22	232,807	3,604,095	3.21%	4.04%	2.09%
	2013		0.10%	0.90%	12.90	16.62	206,715	3,073,133	10.85%	11.74%	1.85%
	2012		0.10%	0.90%	11.60	14.93	195,749	2,619,721	8.61%	9.48%	3.34%
LVIP Government Money Market Fund Standard Class
	2016		0.15%	0.90%	9.62	10.88	328,919	3,277,536	-0.87%	-0.12%	0.03%
	2015		0.15%	0.90%	9.67	10.93	252,894	2,561,409	-0.87%	-0.13%	0.02%
	2014		0.15%	0.90%	9.73	11.08	326,046	3,309,008	-0.87%	-0.12%	0.03%
	2013		0.10%	0.90%	9.78	11.14	759,105	7,792,362	-0.87%	-0.08%	0.02%
	2012		0.10%	0.90%	9.87	11.19	688,615	7,230,080	-0.87%	-0.07%	0.03%
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class
	2016		0.15%	0.15%	10.94	10.94	13	144	10.98%	10.98%	1.97%
	2015	7/15/15	0.15%	0.15%	9.86	9.86	4	43	-6.59%	-6.59%	3.65%
LVIP JPMorgan High Yield Fund Standard Class
	2016		0.15%	0.90%	10.49	15.24	72,347	1,068,667	12.25%	13.10%	5.22%
	2015		0.15%	0.90%	12.92	13.48	75,111	991,779	-4.80%	-4.08%	4.85%
	2014		0.15%	0.90%	13.57	14.05	74,968	1,038,044	1.92%	2.69%	6.09%
	2013		0.15%	0.90%	13.32	13.68	36,318	490,902	5.61%	6.41%	6.02%
	2012		0.15%	0.90%	12.71	12.86	20,194	257,123	14.23%	14.75%	7.04%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class
	2016		0.10%	0.90%	10.07	20.26	9,305	142,117	9.02%	9.88%	0.47%
	2015		0.10%	0.90%	12.45	18.44	15,212	204,673	-8.56%	-7.74%	0.60%
	2014		0.10%	0.90%	13.62	20.02	18,143	297,627	7.14%	8.02%	0.90%
	2013		0.10%	0.90%	12.96	18.55	15,930	234,284	23.25%	24.04%	0.60%
	2012		0.10%	0.60%	10.50	14.96	12,155	133,916	13.08%	13.64%	0.00%
LVIP Managed Risk Profile 2010 Fund Standard Class
	2012		0.60%	0.60%	11.84	11.84	7,524	89,061	7.89%	7.89%	2.21%
LVIP Managed Risk Profile 2020 Fund Standard Class
	2016		0.60%	0.60%	13.00	13.00	6,394	83,139	3.83%	3.83%	1.94%
	2015		0.60%	0.60%	12.52	12.52	6,249	78,258	-2.80%	-2.80%	1.96%
	2014		0.60%	0.60%	12.88	12.88	5,940	76,526	3.76%	3.76%	1.77%
	2013		0.60%	0.60%	12.42	12.42	9,641	119,696	10.47%	10.47%	1.01%
	2012		0.50%	0.60%	11.24	11.30	25,191	283,581	7.73%	7.84%	2.11%
LVIP Managed Risk Profile 2030 Fund Standard Class
	2016		0.35%	0.60%	12.69	14.01	13,107	166,398	3.10%	3.35%	1.76%
	2015		0.35%	0.60%	12.31	12.42	14,528	178,930	-3.24%	-3.14%	1.70%
	2014		0.50%	0.60%	12.72	12.82	15,672	199,435	3.54%	3.64%	1.98%
	2013		0.50%	0.60%	12.28	12.37	17,398	213,819	13.06%	13.18%	1.29%
	2012		0.50%	0.60%	10.86	10.93	19,450	211,413	7.25%	7.36%	1.82%

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Managed Risk Profile 2040 Fund Standard Class
	2016		0.20%	0.60%	$11.97	$14.24	6,244	$72,976	3.19%	3.49%	1.70%
	2015		0.35%	0.60%	11.60	13.76	6,578	76,699	-3.80%	-3.54%	1.25%
	2014		0.35%	0.60%	12.06	14.27	10,878	140,208	2.86%	3.12%	2.10%
	2013		0.35%	0.60%	11.72	13.84	9,013	106,133	15.84%	16.09%	1.25%
	2012		0.35%	0.60%	10.12	11.92	10,844	110,092	6.48%	6.79%	1.71%
LVIP MFS International Growth Fund Standard Class
	2016		0.10%	0.90%	9.41	14.07	54,370	707,029	0.75%	1.56%	1.54%
	2015		0.10%	0.90%	9.26	13.86	45,285	591,244	0.38%	1.19%	1.49%
	2014		0.10%	0.90%	9.15	13.70	29,976	373,101	-5.90%	-5.14%	1.20%
	2013		0.10%	0.90%	9.65	14.45	21,986	281,613	12.72%	13.50%	0.97%
	2012		0.10%	0.90%	8.50	12.74	15,310	168,047	18.31%	19.28%	0.81%
LVIP MFS Value Fund Standard Class
	2016		0.10%	0.60%	11.02	23.50	103,426	2,171,557	13.38%	13.96%	1.87%
	2015		0.10%	0.60%	14.80	20.63	99,666	1,859,009	-1.14%	-0.64%	2.18%
	2014		0.10%	0.60%	14.97	20.78	86,766	1,651,765	9.84%	10.40%	2.51%
	2013		0.10%	0.60%	13.63	18.83	78,356	1,336,527	35.15%	35.82%	1.88%
	2012		0.10%	0.60%	10.08	13.87	63,677	787,134	15.63%	16.22%	1.61%
LVIP Mondrian International Value Fund Standard Class
	2016		0.10%	0.90%	8.98	22.50	85,434	975,715	3.01%	3.87%	2.75%
	2015		0.10%	0.90%	9.09	21.83	75,298	907,402	-4.66%	-3.84%	3.17%
	2014		0.10%	0.90%	9.51	25.36	58,661	837,738	-3.42%	-2.54%	4.17%
	2013		0.10%	0.90%	9.81	26.22	47,492	793,013	20.69%	21.84%	2.55%
	2012		0.10%	0.90%	8.10	21.68	48,115	672,952	8.63%	9.67%	2.88%
LVIP SSGA Bond Index Fund Standard Class
	2016		0.10%	0.90%	10.22	13.38	43,711	532,884	1.35%	2.22%	2.16%
	2015		0.10%	0.90%	11.62	13.09	40,405	485,591	-0.67%	0.14%	2.53%
	2014		0.10%	0.90%	11.66	13.08	27,542	336,513	4.80%	5.64%	1.58%
	2013		0.10%	0.90%	11.09	12.38	34,503	404,279	-3.45%	-2.67%	2.12%
	2012		0.10%	0.90%	11.45	12.72	31,797	387,017	2.91%	3.75%	3.31%
LVIP SSGA Conservative Index Allocation Fund Standard Class
	2016		0.15%	0.60%	10.14	13.73	15,137	199,785	4.38%	4.85%	2.08%
	2015		0.15%	0.60%	12.78	13.09	11,924	154,681	-1.54%	-1.09%	2.01%
	2014		0.15%	0.60%	12.98	13.24	10,723	140,857	4.10%	4.57%	1.73%
	2013		0.15%	0.75%	12.41	12.66	13,816	173,444	6.00%	6.64%	1.01%
	2012	3/20/12	0.15%	0.75%	11.70	11.87	26,773	315,182	0.64%	4.27%	2.29%
LVIP SSGA Conservative Structured Allocation Fund Standard Class
	2016		0.15%	0.60%	13.45	13.80	679	9,117	6.20%	6.60%	2.33%
	2015		0.15%	0.60%	12.67	12.94	552	7,021	-2.44%	-2.08%	2.86%
	2014		0.15%	0.60%	12.98	13.22	440	5,741	4.90%	5.28%	2.81%
	2013		0.15%	0.60%	12.38	12.38	321	3,993	6.43%	6.43%	2.84%
	2012	5/14/12	0.60%	0.60%	11.63	11.63	90	1,047	5.67%	5.67%	5.10%
LVIP SSGA Developed International 150 Fund Standard Class
	2016		0.15%	0.60%	10.38	15.23	21,208	277,994	9.07%	9.56%	3.95%
	2015		0.15%	0.60%	9.52	13.93	17,629	210,242	-4.87%	-4.44%	5.23%
	2014		0.15%	0.60%	10.00	14.61	5,699	66,517	0.31%	0.76%	4.60%
	2013		0.15%	0.60%	9.97	13.38	2,470	29,741	19.59%	20.11%	3.08%
	2012		0.15%	0.75%	8.28	11.19	1,941	18,024	12.80%	13.45%	1.12%
LVIP SSGA Emerging Markets 100 Fund Standard Class
	2016		0.10%	0.90%	8.20	12.98	24,837	279,932	14.40%	15.43%	2.57%
	2015		0.10%	0.90%	7.13	11.25	26,228	258,404	-17.78%	-17.04%	4.56%
	2014		0.10%	0.90%	8.62	13.56	18,356	219,697	-4.23%	-3.37%	3.12%
	2013		0.10%	0.90%	8.95	14.03	16,403	202,655	-3.70%	-2.69%	2.59%
	2012		0.10%	0.90%	12.38	14.42	10,525	143,247	11.64%	12.54%	2.26%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class
	2016		0.15%	0.90%	9.63	14.76	44,897	637,133	4.68%	5.47%	1.73%
	2015		0.15%	0.90%	12.87	14.05	55,195	751,454	-7.38%	-6.66%	2.96%
	2014		0.15%	0.90%	13.85	15.10	67,486	1,009,368	3.04%	3.82%	2.46%
	2013		0.15%	0.90%	13.40	14.60	54,350	785,002	8.94%	9.64%	1.68%
	2012		0.15%	0.90%	12.26	13.36	79,438	1,055,708	10.15%	10.98%	3.65%

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA International Index Fund Standard Class
	2016		0.15%	0.90%	$8.68	$13.30	18,167	$224,938	0.12%	0.84%	2.92%
	2015		0.15%	0.90%	8.67	13.22	16,373	202,051	-2.09%	-1.35%	2.81%
	2014		0.15%	0.90%	8.85	13.43	5,236	63,490	-6.68%	-5.98%	2.95%
	2013		0.15%	0.90%	9.49	14.13	4,436	56,920	19.90%	20.80%	2.80%
	2012		0.15%	0.90%	7.91	11.69	1,794	18,075	17.07%	17.95%	1.90%
LVIP SSGA International Managed Volatility Fund Standard Class
	2016	12/9/16	0.15%	0.60%	7.93	8.36	2,973	24,176	-0.41%	-0.38%	1.00%
LVIP SSGA Large Cap 100 Fund Standard Class
	2016		0.15%	0.60%	18.94	27.71	21,492	534,460	20.80%	21.34%	2.30%
	2015		0.15%	0.90%	15.64	22.84	20,590	449,856	-5.54%	-4.81%	2.82%
	2014		0.15%	0.90%	16.46	23.99	18,899	438,718	15.74%	16.55%	2.62%
	2013		0.15%	0.90%	15.08	20.58	18,919	371,747	34.63%	35.65%	2.55%
	2012		0.15%	0.90%	11.20	15.17	16,066	233,869	11.22%	12.05%	2.70%
LVIP SSGA Moderate Index Allocation Fund Standard Class
	2016		0.15%	0.60%	10.13	14.95	45,276	643,158	6.01%	6.49%	2.12%
	2015		0.15%	0.60%	12.21	14.04	35,174	483,280	-2.07%	-1.62%	1.91%
	2014		0.15%	0.60%	12.43	14.27	29,389	411,967	3.79%	4.26%	2.21%
	2013		0.15%	0.60%	13.48	13.69	23,889	322,530	11.79%	12.30%	2.68%
	2012		0.15%	0.75%	12.19	12.19	8,158	98,667	11.54%	11.54%	3.52%
LVIP SSGA Moderate Structured Allocation Fund Standard Class
	2016		0.15%	0.60%	13.17	15.13	50,325	752,456	8.62%	9.11%	2.21%
	2015		0.15%	0.60%	12.10	13.86	52,847	725,568	-3.28%	-2.84%	3.13%
	2014		0.15%	0.60%	12.48	14.27	44,852	635,077	4.93%	5.40%	3.05%
	2013		0.15%	0.60%	13.33	13.54	35,752	480,362	12.13%	12.64%	3.05%
	2012		0.15%	0.75%	11.89	12.02	22,564	270,328	9.88%	10.37%	5.06%
LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class
	2016		0.15%	0.60%	10.08	15.30	20,654	307,731	6.72%	7.21%	2.10%
	2015		0.15%	0.60%	12.23	14.27	18,178	253,577	-2.62%	-2.18%	1.96%
	2014		0.15%	0.60%	12.53	14.59	16,473	235,907	3.39%	3.85%	2.36%
	2013		0.15%	0.60%	13.83	14.05	13,526	187,501	14.12%	14.64%	2.03%
	2012		0.15%	0.75%	12.25	12.25	7,156	87,279	12.69%	12.69%	3.32%
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class
	2016		0.15%	0.60%	10.14	15.76	67,407	1,032,485	9.82%	10.31%	2.15%
	2015		0.15%	0.60%	12.06	14.29	70,034	975,109	-4.06%	-3.63%	3.04%
	2014		0.15%	0.60%	12.54	14.82	70,868	1,036,692	4.65%	5.12%	4.19%
	2013		0.15%	0.60%	13.89	14.10	34,584	482,142	14.46%	14.98%	7.48%
	2012		0.15%	0.75%	12.13	12.27	2,084	25,460	10.72%	11.21%	5.67%
LVIP SSGA S&P 500 Index Fund Standard Class
	2016		0.15%	0.90%	10.95	24.76	165,013	3,167,254	10.76%	11.59%	2.15%
	2015		0.15%	0.90%	14.98	22.19	108,564	2,165,845	0.26%	1.02%	2.07%
	2014		0.15%	0.90%	14.89	21.97	90,332	1,748,944	12.41%	13.26%	2.12%
	2013		0.15%	0.90%	13.21	19.39	81,066	1,374,731	30.82%	31.80%	2.05%
	2012		0.15%	0.90%	10.07	14.71	53,944	676,593	14.61%	15.47%	1.16%
LVIP SSGA Small-Cap Index Fund Standard Class
	2016		0.15%	0.90%	11.14	24.85	23,254	432,299	19.58%	20.50%	1.33%
	2015		0.15%	0.90%	13.68	20.62	19,757	338,530	-5.56%	-4.86%	1.09%
	2014		0.15%	0.90%	14.48	21.68	15,351	267,671	3.74%	4.52%	0.94%
	2013		0.15%	0.90%	13.96	20.74	12,986	211,634	36.68%	37.70%	0.88%
	2012		0.15%	0.90%	10.21	15.06	9,077	96,282	14.86%	15.80%	0.67%
LVIP SSGA Small-Mid Cap 200 Fund Standard Class
	2016		0.15%	0.60%	13.19	26.83	24,478	565,969	29.30%	29.89%	2.17%
	2015		0.15%	0.60%	10.16	20.65	21,564	402,066	-7.40%	-6.98%	3.44%
	2014		0.15%	0.90%	15.90	22.20	11,816	221,271	3.67%	4.14%	4.08%
	2013		0.15%	0.60%	18.49	21.32	8,062	161,686	33.68%	34.29%	4.84%
	2012		0.15%	0.75%	13.83	15.88	2,419	36,590	13.11%	13.66%	2.60%

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP T. Rowe Price Growth Stock Fund Standard Class
	2016		0.15%	0.90%	$10.40	$25.82	56,383	$1,078,913	0.49%	1.24%	0.11%
	2015		0.15%	0.90%	17.55	25.51	26,910	542,102	9.73%	10.56%	0.00%
	2014		0.15%	0.90%	16.01	23.07	24,956	468,180	7.74%	8.55%	0.00%
	2013		0.15%	0.90%	14.86	21.25	21,106	372,054	37.80%	38.84%	0.00%
	2012		0.15%	0.90%	10.78	15.31	20,907	267,443	17.25%	18.13%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	2016		0.15%	0.60%	10.23	27.40	15,772	339,659	6.91%	7.41%	0.29%
	2015		0.15%	0.90%	16.44	25.63	13,821	280,023	1.19%	1.95%	0.14%
	2014		0.15%	0.90%	16.16	26.53	10,398	237,704	10.63%	11.42%	0.13%
	2013		0.15%	0.90%	15.84	30.06	26,269	576,533	33.82%	34.59%	0.00%
	2012		0.15%	0.90%	11.82	22.46	20,273	342,524	15.34%	16.20%	0.00%
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class
	2016	7/22/16	0.15%	0.15%	10.01	10.01	19	193	1.75%	1.75%	1.84%
LVIP Vanguard Domestic Equity ETF Fund Standard Class
	2016		0.15%	0.90%	10.86	17.69	19,968	326,207	11.47%	12.04%	1.87%
	2015		0.15%	0.60%	15.47	15.83	12,287	191,935	-0.90%	-0.46%	2.35%
	2014		0.15%	0.60%	15.61	15.87	4,938	77,520	11.54%	12.03%	2.29%
	2013		0.15%	0.60%	14.00	14.00	3,534	49,472	29.74%	29.74%	1.95%
	2012	2/16/12	0.60%	0.60%	10.79	10.79	899	9,699	5.45%	5.45%	2.00%
LVIP Vanguard International Equity ETF Fund Standard Class
	2016		0.15%	0.60%	10.73	12.81	27,222	297,880	3.10%	3.56%	2.25%
	2015		0.15%	0.60%	10.40	12.40	25,411	269,079	-3.53%	-3.10%	3.20%
	2014		0.15%	0.60%	10.78	10.96	15,408	167,805	-5.21%	-4.79%	2.15%
	2013		0.15%	0.60%	11.38	11.51	12,864	146,471	14.06%	14.55%	3.04%
	2012		0.15%	0.60%	9.98	9.98	981	9,791	18.64%	18.64%	6.53%
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class
	2015	4/1/15	0.15%	0.15%	9.78	9.78	8,608	84,142	-8.01%	-8.01%	0.82%
LVIP Wellington Capital Growth Fund Standard Class
	2016		0.10%	0.60%	17.05	23.40	47,296	1,083,158	-0.50%	0.01%	0.00%
	2015		0.10%	0.60%	17.05	23.41	45,625	1,043,329	8.75%	9.34%	0.00%
	2014		0.10%	0.60%	15.59	21.43	23,537	480,765	10.69%	11.28%	0.19%
	2013		0.10%	0.60%	14.01	19.27	19,348	352,111	35.16%	35.92%	0.00%
	2012		0.10%	0.60%	10.31	14.19	13,956	184,896	18.35%	18.92%	0.00%
LVIP Wellington Mid-Cap Value Fund Standard Class
	2016		0.10%	0.90%	15.26	24.70	16,519	351,767	12.06%	12.95%	0.51%
	2015		0.10%	0.90%	13.62	21.88	15,384	290,623	-2.40%	-1.61%	0.67%
	2014		0.10%	0.90%	13.95	22.25	15,676	298,475	7.32%	8.18%	0.36%
	2013		0.10%	0.90%	13.00	20.57	10,030	163,003	32.95%	34.02%	0.23%
	2012		0.10%	0.90%	9.78	15.36	8,296	90,333	23.01%	23.99%	0.43%
M Capital Appreciation Fund
	2016		0.50%	0.50%	32.05	32.05	173	5,536	20.46%	20.46%	0.00%
	2015		0.50%	0.50%	26.60	26.60	169	4,496	-7.04%	-7.04%	0.00%
	2014		0.50%	0.50%	28.62	28.62	159	4,542	11.85%	11.85%	0.00%
	2013		0.50%	0.50%	25.59	25.59	140	3,579	38.48%	38.48%	0.00%
	2012		0.50%	0.50%	18.48	18.48	143	2,650	16.84%	16.84%	0.36%
M International Equity Fund
	2016		0.50%	0.50%	12.85	12.85	592	7,609	-0.55%	-0.55%	1.14%
	2015		0.50%	0.50%	12.92	12.92	525	6,782	-4.42%	-4.42%	1.83%
	2014		0.50%	0.50%	13.52	13.52	441	5,960	-7.51%	-7.51%	2.53%
	2013		0.50%	0.50%	14.61	14.61	353	5,160	15.75%	15.75%	2.50%
	2012		0.50%	0.50%	12.62	12.62	318	4,017	20.09%	20.09%	2.29%
M Large Cap Growth Fund
	2016		0.50%	0.50%	23.93	23.93	318	7,602	-2.81%	-2.81%	0.00%
	2015		0.50%	0.50%	24.62	24.62	281	6,911	7.17%	7.17%	0.02%
	2014		0.50%	0.50%	22.97	22.97	383	8,798	9.66%	9.66%	0.04%
	2013		0.50%	0.50%	20.95	20.95	357	7,485	35.49%	35.49%	0.56%
	2012		0.50%	0.50%	15.46	15.46	323	4,996	18.72%	18.72%	0.04%

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
M Large Cap Value Fund
	2016		0.50%	0.50%	$20.33	$20.33	418	$8,494	9.09%	9.09%	1.91%
	2015		0.50%	0.50%	18.63	18.63	358	6,680	-1.16%	-1.16%	1.08%
	2014		0.50%	0.50%	18.85	18.85	458	8,636	9.13%	9.13%	1.26%
	2013		0.50%	0.50%	17.28	17.28	420	7,265	33.56%	33.56%	2.72%
	2012		0.50%	0.50%	12.93	12.93	394	5,093	16.71%	16.71%	0.74%
MFS VIT Core Equity Series Initial Class
	2015		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.95%
	2014		0.35%	0.35%	16.07	19.33	433	7,034	10.85%	10.89%	0.92%
	2013		0.35%	0.75%	14.49	17.44	248	4,493	34.10%	34.13%	1.31%
	2012		0.35%	0.35%	13.00	13.00	160	1,739	15.82%	15.82%	1.04%
MFS VIT Growth Series Initial Class
	2016		0.10%	0.90%	10.55	32.22	43,711	943,183	1.48%	2.31%	0.04%
	2015		0.10%	0.90%	12.48	31.74	42,885	908,514	6.59%	7.44%	0.16%
	2014		0.10%	0.90%	16.04	29.77	41,647	825,782	7.97%	8.83%	0.10%
	2013		0.10%	0.90%	15.22	29.87	42,297	814,730	35.63%	36.77%	0.23%
	2012		0.10%	0.90%	11.23	21.99	48,165	645,320	16.33%	17.26%	0.00%
MFS VIT Total Return Series Initial Class
	2016		0.10%	0.90%	10.62	21.72	85,748	1,267,576	8.12%	8.94%	2.67%
	2015		0.10%	0.90%	11.07	20.09	89,029	1,268,751	-1.26%	-0.51%	2.61%
	2014		0.10%	0.90%	13.76	20.35	86,867	1,402,374	7.53%	8.34%	1.82%
	2013		0.10%	0.90%	12.72	19.79	87,737	1,360,335	17.98%	18.87%	1.75%
	2012		0.10%	0.90%	10.80	16.75	89,258	1,173,837	10.26%	11.09%	2.62%
MFS VIT Utilities Series Initial Class
	2016		0.10%	0.90%	9.27	46.41	90,574	1,670,153	10.47%	11.36%	3.56%
	2015		0.10%	0.90%	9.73	42.01	84,871	1,457,096	-15.28%	-14.65%	4.17%
	2014		0.10%	0.90%	14.74	52.56	62,555	1,435,358	11.72%	12.66%	2.13%
	2013		0.10%	0.90%	13.12	46.98	58,115	1,226,719	19.44%	20.42%	2.32%
	2012		0.10%	0.90%	11.14	39.27	51,803	916,299	12.47%	13.42%	5.73%
MFS VIT II Core Equity Portfolio Initial Class
	2016		0.35%	0.35%	17.73	18.01	655	11,746	10.97%	10.99%	0.76%
	2015	3/27/15	0.35%	0.35%	15.98	16.22	543	8,766	-2.83%	-2.79%	0.60%
Neuberger Berman AMT Large Cap Value Portfolio I Class
	2016		0.35%	0.35%	18.56	18.56	6,663	123,673	26.92%	26.92%	0.71%
	2015		0.35%	0.35%	14.62	14.62	7,320	107,051	-12.11%	-12.11%	0.78%
	2014		0.35%	0.35%	16.64	16.64	9,808	163,208	9.47%	9.47%	0.75%
	2013		0.35%	0.35%	15.20	15.20	10,064	152,974	30.68%	30.68%	1.17%
	2012		0.35%	0.35%	11.63	11.63	10,587	123,153	16.19%	16.19%	0.43%
Neuberger Berman AMT Mid Cap Growth Portfolio I Class
	2016		0.20%	0.90%	9.77	31.67	71,094	1,054,609	3.46%	4.19%	0.00%
	2015		0.20%	0.90%	11.37	30.61	63,059	1,009,470	0.37%	1.07%	0.00%
	2014		0.20%	0.90%	14.71	32.29	49,554	1,034,605	6.62%	7.21%	0.00%
	2013		0.35%	0.90%	13.72	30.24	79,307	1,434,486	31.42%	32.15%	0.00%
	2012		0.35%	0.90%	10.41	22.97	69,885	1,180,974	11.41%	12.02%	0.00%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class
	2016		0.20%	0.90%	10.02	32.96	32,347	460,672	15.11%	15.94%	0.61%
	2015		0.20%	0.90%	10.76	28.63	31,055	417,168	-9.16%	-8.52%	0.79%
	2014		0.20%	0.90%	15.58	31.51	27,395	456,247	12.81%	13.44%	1.07%
	2013		0.35%	0.90%	17.03	29.59	19,938	410,247	35.80%	36.57%	1.18%
	2012		0.35%	0.90%	12.47	21.76	20,125	329,722	14.49%	15.12%	0.62%
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class
	2016		0.10%	0.90%	6.18	9.06	78,571	605,227	14.12%	15.16%	1.00%
	2015		0.10%	0.90%	5.39	7.87	101,365	705,148	-26.37%	-25.80%	4.01%
	2014		0.10%	0.90%	7.28	10.61	70,860	669,363	-19.16%	-18.51%	0.36%
	2013		0.10%	0.90%	10.27	13.01	64,120	749,501	-15.46%	-14.77%	1.53%
	2012		0.10%	0.90%	12.11	15.27	36,367	506,945	4.45%	5.30%	2.82%

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Putnam VT Global Health Care Fund Class IB
	2016		0.35%	0.90%	$17.91	$27.54	4,241	$91,277	-12.15%	-11.66%	0.00%
	2015		0.35%	0.90%	20.27	31.35	4,549	111,499	6.82%	7.41%	0.00%
	2014		0.35%	0.90%	18.88	29.35	6,335	141,590	26.50%	27.20%	0.23%
	2013		0.35%	0.90%	14.84	23.20	5,758	102,144	40.40%	41.17%	1.08%
	2012		0.35%	0.90%	12.69	16.52	5,700	71,972	21.17%	21.84%	1.25%
Putnam VT Growth & Income Fund Class IB
	2016		0.35%	0.90%	16.88	19.97	1,640	28,409	13.99%	14.62%	1.53%
	2015		0.35%	0.90%	14.73	17.52	1,661	25,134	-8.36%	-7.85%	1.81%
	2014		0.35%	0.90%	15.98	19.11	1,685	27,715	9.74%	10.35%	1.31%
	2013		0.35%	0.90%	14.48	17.42	1,708	25,489	34.46%	35.20%	1.61%
	2012		0.35%	0.90%	12.60	12.95	1,727	19,070	18.07%	18.72%	1.68%
Templeton Foreign VIP Fund Class 1
	2016		0.55%	0.55%	13.49	13.49	19,108	257,692	6.90%	6.90%	1.98%
	2015		0.55%	0.55%	12.62	12.62	19,485	245,816	-6.82%	-6.82%	3.38%
	2014		0.55%	0.55%	13.54	13.54	18,931	256,305	-11.38%	-11.38%	2.08%
	2013		0.55%	0.55%	15.28	15.28	18,950	289,503	22.60%	22.60%	2.53%
	2012		0.55%	0.80%	12.46	15.89	19,243	239,887	17.66%	17.95%	3.02%
Templeton Foreign VIP Fund Class 2
	2016		0.35%	0.90%	13.44	15.63	8,991	121,633	6.21%	6.80%	1.77%
	2015		0.35%	0.90%	12.58	14.72	8,940	113,332	-7.33%	-6.82%	3.17%
	2014		0.35%	0.90%	13.50	15.88	8,665	117,921	-11.93%	-11.44%	1.84%
	2013		0.35%	0.90%	15.24	18.03	8,365	128,583	21.86%	22.54%	2.41%
	2012		0.35%	0.90%	12.44	14.80	9,606	120,369	17.17%	17.82%	3.01%
Templeton Global Bond VIP Fund Class 1
	2016		0.15%	0.90%	9.68	20.32	74,054	880,670	2.28%	3.10%	0.00%
	2015		0.15%	0.90%	9.58	19.79	61,529	834,336	-4.96%	-4.25%	7.91%
	2014		0.15%	0.90%	11.35	20.74	45,194	873,353	1.21%	1.83%	5.12%
	2013		0.35%	0.90%	11.14	20.41	42,037	840,754	0.98%	1.57%	4.70%
	2012		0.35%	0.90%	16.94	20.13	44,046	871,651	14.28%	14.74%	6.40%
Templeton Growth VIP Fund Class 1
	2016		0.20%	0.90%	9.66	20.56	30,685	393,749	8.91%	9.68%	2.11%
	2015		0.20%	0.90%	9.35	18.88	28,442	376,127	-7.08%	-6.43%	2.84%
	2014		0.20%	0.90%	13.15	20.32	24,218	391,566	-3.41%	-2.87%	1.59%
	2013		0.35%	0.90%	13.54	23.55	23,789	421,760	29.87%	30.59%	2.89%
	2012		0.35%	0.90%	12.44	18.11	24,484	341,147	20.31%	20.79%	2.29%
Templeton Growth VIP Fund Class 2
	2016		0.35%	0.90%	16.36	17.27	2,602	42,571	8.64%	9.24%	1.92%
	2015		0.35%	0.90%	14.98	15.89	2,547	38,174	-7.32%	-6.81%	2.53%
	2014		0.35%	0.90%	16.07	17.15	2,302	37,061	-3.68%	-3.15%	1.50%
	2013		0.35%	0.90%	16.60	17.81	3,180	52,869	29.64%	30.36%	2.69%
	2012		0.35%	0.90%	12.73	13.74	4,768	60,749	19.98%	20.64%	2.02%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2016:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio Class A	$56,281	$101,253
AB VPS Growth and Income Portfolio Class A	164,871	80,087
AB VPS International Value Portfolio Class A	59,925	15,952
AB VPS Large Cap Growth Portfolio Class A	54,521	34,975
AB VPS Small/Mid Cap Value Portfolio Class A	281,825	266,839
American Century VP Balanced Fund Class I	16,796	700
American Century VP Inflation Protection Fund Class I	97,582	134,137
American Funds Global Growth Fund Class 2	372,264	220,172
American Funds Global Small Capitalization Fund Class 2	599,669	220,360
American Funds Growth Fund Class 2	1,142,081	746,210
American Funds Growth-Income Fund Class 2	1,293,699	1,150,817
American Funds International Fund Class 2	797,636	372,254
BlackRock Global Allocation V.I. Fund Class I	645,985	1,443,727
ClearBridge Variable Mid Cap Portfolio Class I	227,629	22,432
Delaware VIP Diversified Income Series Standard Class	491,578	428,117
Delaware VIP Emerging Markets Series Standard Class	306,651	445,646
Delaware VIP High Yield Series Standard Class	161,345	213,568
Delaware VIP Limited-Term Diversified Income Series Standard Class	162,336	64,787
Delaware VIP REIT Series Standard Class	264,227	198,314
Delaware VIP Small Cap Value Series Standard Class	330,865	241,161
Delaware VIP Smid Cap Growth Series Standard Class	503,368	195,572
Delaware VIP U.S. Growth Series Standard Class	429,824	43,389
Delaware VIP Value Series Standard Class	806,224	270,203
Deutsche Alternative Asset Allocation VIP Portfolio Class A	55,500	13,572
Deutsche Equity 500 Index VIP Portfolio Class A	382,953	235,891
Deutsche Small Cap Index VIP Portfolio Class A	97,784	49,611
Fidelity VIP Asset Manager Portfolio Initial Class	8,694	33,589
Fidelity VIP Contrafund Portfolio Service Class	874,469	299,712
Fidelity VIP Equity-Income Portfolio Initial Class	17,825	12,872
Fidelity VIP Equity-Income Portfolio Service Class	44,438	26,904
Fidelity VIP Growth Opportunities Portfolio Service Class	17,781	7,053
Fidelity VIP Growth Portfolio Service Class	205,788	79,548
Fidelity VIP High Income Portfolio Service Class	8,801	6,158
Fidelity VIP Investment Grade Bond Portfolio Initial Class	10,863	29,367
Fidelity VIP Mid Cap Portfolio Service Class	376,967	160,082
Fidelity VIP Overseas Portfolio Service Class	50,883	26,977
Franklin Income VIP Fund Class 1	577,708	676,949
Franklin Mutual Shares VIP Fund Class 1	230,419	99,801
Franklin Small-Mid Cap Growth VIP Fund Class 1	107,923	32,859
Invesco V.I. American Franchise Fund Series I	105,781	71,206
Invesco V.I. Core Equity Fund Series I	154,638	66,963
Invesco V.I. Core Plus Bond Fund Series I	6,845	30,575
Invesco V.I. International Growth Fund Series I	122,373	20,458
Janus Aspen Balanced Portfolio Institutional Shares	15,227	9,274

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Janus Aspen Balanced Portfolio Service Shares	$33,936	$31,524
Janus Aspen Enterprise Portfolio Service Shares	15,487	11,201
Janus Aspen Global Research Portfolio Institutional Shares	28,937	22,551
Janus Aspen Global Research Portfolio Service Shares	5,329	2,615
Janus Aspen Global Technology Portfolio Service Shares	74,828	2,889
JPMorgan Insurance Trust Global Allocation Portfolio Class 1	49,206	23,073
LVIP Baron Growth Opportunities Fund Standard Class	28,807	9,505
LVIP Baron Growth Opportunities Fund Service Class	241,125	165,121
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	49,494	25,929
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	14,405	27,791
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class	108	—
LVIP BlackRock Inflation Protected Bond Fund Standard Class	88,466	77,452
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class	35	—
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	21,139	17,084
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	11,502	12,006
LVIP Clarion Global Real Estate Fund Standard Class	95,880	37,222
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	18,812	1,511
LVIP Delaware Bond Fund Standard Class	461,812	499,909
LVIP Delaware Diversified Floating Rate Fund Standard Class	190,940	77,246
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	19,726	3,952
LVIP Delaware Social Awareness Fund Standard Class	66,588	11,437
LVIP Delaware Special Opportunities Fund Standard Class	151,838	48,419
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	63,499	23,836
LVIP Dimensional International Core Equity Fund Standard Class	26,420	2,008
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	111,749	147,272
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	31,132	1,451
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	127,946	56,377
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	158,697	28,179
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	64,052	42,585
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	238,539	431,242
LVIP Global Growth Allocation Managed Risk Fund Standard Class	297,015	273,474
LVIP Global Income Fund Standard Class	93,193	300,172
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	316,726	393,000
LVIP Government Money Market Fund Standard Class	1,815,734	1,099,569
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class	93	—
LVIP JPMorgan High Yield Fund Standard Class	159,250	155,296
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	17,791	94,666
LVIP Managed Risk Profile 2020 Fund Standard Class	11,675	6,541
LVIP Managed Risk Profile 2030 Fund Standard Class	11,447	22,717
LVIP Managed Risk Profile 2040 Fund Standard Class	3,592	7,252
LVIP MFS International Growth Fund Standard Class	147,275	32,023
LVIP MFS Value Fund Standard Class	314,316	148,645
LVIP Mondrian International Value Fund Standard Class	190,118	96,925
LVIP SSGA Bond Index Fund Standard Class	159,876	110,595
LVIP SSGA Conservative Index Allocation Fund Standard Class	64,713	23,815
LVIP SSGA Conservative Structured Allocation Fund Standard Class	2,580	605
LVIP SSGA Developed International 150 Fund Standard Class	73,342	14,283
LVIP SSGA Emerging Markets 100 Fund Standard Class	35,534	46,881
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	89,907	227,704
LVIP SSGA International Index Fund Standard Class	56,283	29,844
LVIP SSGA International Managed Volatility Fund Standard Class	24,775	266
LVIP SSGA Large Cap 100 Fund Standard Class	98,626	50,752
LVIP SSGA Moderate Index Allocation Fund Standard Class	414,694	271,275
LVIP SSGA Moderate Structured Allocation Fund Standard Class	134,082	129,534
LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class	71,602	27,252
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class	144,178	130,709
LVIP SSGA S&P 500 Index Fund Standard Class	1,170,800	379,270
LVIP SSGA Small-Cap Index Fund Standard Class	135,313	103,766
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	130,862	60,870
LVIP T. Rowe Price Growth Stock Fund Standard Class	593,651	82,042
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	86,691	34,710
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	268	75

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Vanguard Domestic Equity ETF Fund Standard Class	$128,957	$19,602
LVIP Vanguard International Equity ETF Fund Standard Class	42,921	17,423
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	40,783	129,951
LVIP Wellington Capital Growth Fund Standard Class	174,734	51,140
LVIP Wellington Mid-Cap Value Fund Standard Class	71,597	47,669
M Capital Appreciation Fund	1,085	852
M International Equity Fund	1,421	516
M Large Cap Growth Fund	1,598	340
M Large Cap Value Fund	1,491	326
MFS VIT Growth Series Initial Class	133,012	66,298
MFS VIT Total Return Series Initial Class	176,523	209,625
MFS VIT Utilities Series Initial Class	313,589	170,239
MFS VIT II Core Equity Portfolio Initial Class	3,144	316
Neuberger Berman AMT Large Cap Value Portfolio I Class	11,650	12,457
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	95,167	50,562
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	51,223	39,230
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	170,720	362,910
Putnam VT Global Health Care Fund Class IB	18,391	14,176
Putnam VT Growth & Income Fund Class IB	1,269	527
Templeton Foreign VIP Fund Class 1	27,088	23,430
Templeton Foreign VIP Fund Class 2	19,095	14,926
Templeton Global Bond VIP Fund Class 1	66,724	47,941
Templeton Growth VIP Fund Class 1	45,448	41,089
Templeton Growth VIP Fund Class 2	14,522	10,952

5. Investments

The following is a summary of investments owned at December 31, 2016:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio Class A	28,800	$22.29	$641,958	$554,910
AB VPS Growth and Income Portfolio Class A	31,550	31.21	984,701	821,496
AB VPS International Value Portfolio Class A	37,786	13.28	501,789	523,187
AB VPS Large Cap Growth Portfolio Class A	3,569	45.22	161,412	137,071
AB VPS Small/Mid Cap Value Portfolio Class A	85,508	20.29	1,734,951	1,564,918
American Century VP Balanced Fund Class I	2,330	6.97	16,242	16,099
American Century VP Inflation Protection Fund Class I	72,777	10.13	737,225	762,023
American Funds Global Growth Fund Class 2	88,049	23.85	2,099,978	2,110,059
American Funds Global Small Capitalization Fund Class 2	114,532	19.72	2,258,572	2,518,859
American Funds Growth Fund Class 2	122,040	66.92	8,166,888	7,873,264
American Funds Growth-Income Fund Class 2	179,398	44.00	7,893,507	7,794,154
American Funds International Fund Class 2	263,513	16.76	4,416,464	4,828,616
BlackRock Global Allocation V.I. Fund Class I	153,826	15.51	2,385,841	2,481,348
ClearBridge Variable Mid Cap Portfolio Class I	17,699	19.07	337,517	325,244
Delaware VIP Diversified Income Series Standard Class	237,654	10.29	2,445,459	2,509,531
Delaware VIP Emerging Markets Series Standard Class	102,656	17.94	1,841,655	1,910,445
Delaware VIP High Yield Series Standard Class	225,730	5.14	1,160,253	1,216,455
Delaware VIP Limited-Term Diversified Income Series Standard Class	135,729	9.82	1,332,864	1,349,802
Delaware VIP REIT Series Standard Class	109,435	15.57	1,703,897	1,540,837
Delaware VIP Small Cap Value Series Standard Class	62,994	39.84	2,509,688	2,164,614
Delaware VIP Smid Cap Growth Series Standard Class	80,502	28.08	2,260,498	2,198,590
Delaware VIP U.S. Growth Series Standard Class	112,999	8.91	1,006,821	1,229,332
Delaware VIP Value Series Standard Class	75,481	29.25	2,207,827	1,910,847
Deutsche Alternative Asset Allocation VIP Portfolio Class A	14,755	12.97	191,373	195,998
Deutsche Equity 500 Index VIP Portfolio Class A	162,667	19.58	3,185,011	2,838,561
Deutsche Small Cap Index VIP Portfolio Class A	52,868	16.78	887,124	796,030
Fidelity VIP Asset Manager Portfolio Initial Class	7,554	15.28	115,419	115,803
Fidelity VIP Contrafund Portfolio Service Class	111,287	33.04	3,676,919	3,325,969
Fidelity VIP Equity-Income Portfolio Initial Class	5,309	21.97	116,637	111,270

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Fidelity VIP Equity-Income Portfolio Service Class	16,116	$21.86	$352,288	$337,878
Fidelity VIP Growth Opportunities Portfolio Service Class	5,106	31.00	158,298	114,665
Fidelity VIP Growth Portfolio Service Class	17,069	59.10	1,008,793	844,121
Fidelity VIP High Income Portfolio Service Class	18,357	5.34	98,025	101,004
Fidelity VIP Investment Grade Bond Portfolio Initial Class	9,396	12.64	118,764	122,289
Fidelity VIP Mid Cap Portfolio Service Class	48,489	33.70	1,634,072	1,550,420
Fidelity VIP Overseas Portfolio Service Class	19,094	17.74	338,731	335,463
Franklin Income VIP Fund Class 1	250,639	15.88	3,980,141	3,990,165
Franklin Mutual Shares VIP Fund Class 1	72,230	20.40	1,473,492	1,404,505
Franklin Small-Mid Cap Growth VIP Fund Class 1	36,218	17.77	643,595	739,747
Invesco V.I. American Franchise Fund Series I	13,442	53.58	720,239	563,489
Invesco V.I. Core Equity Fund Series I	33,066	34.58	1,143,417	1,014,629
Invesco V.I. Core Plus Bond Fund Series I	16,142	6.21	100,241	101,985
Invesco V.I. International Growth Fund Series I	11,210	32.89	368,690	363,754
Janus Aspen Balanced Portfolio Institutional Shares	6,625	30.32	200,883	187,826
Janus Aspen Balanced Portfolio Service Shares	9,243	31.89	294,766	269,276
Janus Aspen Enterprise Portfolio Service Shares	2,548	56.22	143,260	109,591
Janus Aspen Global Research Portfolio Institutional Shares	7,947	40.63	322,885	251,804
Janus Aspen Global Research Portfolio Service Shares	1,301	39.87	51,887	39,654
Janus Aspen Global Technology Portfolio Service Shares	9,743	8.49	82,717	81,374
JPMorgan Insurance Trust Global Allocation Portfolio Class 1	1,772	14.89	26,381	26,352
LVIP Baron Growth Opportunities Fund Standard Class	6,126	41.09	251,703	264,483
LVIP Baron Growth Opportunities Fund Service Class	17,423	40.17	699,921	681,077
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	16,202	18.29	296,284	269,395
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class	11	10.11	107	108
LVIP BlackRock Inflation Protected Bond Fund Standard Class	62,355	10.16	633,407	660,565
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class	3	10.46	35	35
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	7,777	31.00	241,047	181,870
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	9,703	11.92	115,635	118,283
LVIP Clarion Global Real Estate Fund Standard Class	65,353	9.02	589,741	553,391
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	1,879	9.33	17,521	17,320
LVIP Delaware Bond Fund Standard Class	311,539	13.42	4,179,916	4,332,446
LVIP Delaware Diversified Floating Rate Fund Standard Class	77,130	10.05	774,770	777,260
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	10,358	14.12	146,219	148,225
LVIP Delaware Social Awareness Fund Standard Class	10,356	36.84	381,535	401,976
LVIP Delaware Special Opportunities Fund Standard Class	10,537	39.08	411,823	414,541
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	33,787	8.76	295,971	324,475
LVIP Dimensional International Core Equity Fund Standard Class	2,779	9.19	25,540	24,515
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	4,521	27.25	123,223	146,872
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	3,641	10.80	39,331	35,027
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	43,153	12.97	559,780	568,287
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	52,485	10.41	546,576	553,598
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	6,931	30.02	208,074	209,835
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	102,743	13.33	1,369,569	1,414,331
LVIP Global Growth Allocation Managed Risk Fund Standard Class	267,472	13.06	3,492,650	3,337,139
LVIP Global Income Fund Standard Class	24,369	10.87	264,794	279,058
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	257,209	13.51	3,475,667	3,304,139
LVIP Government Money Market Fund Standard Class	327,761	10.00	3,277,611	3,277,612
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class	14	10.47	144	138
LVIP JPMorgan High Yield Fund Standard Class	99,413	10.75	1,068,688	1,111,844
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	9,100	15.62	142,119	128,891
LVIP Managed Risk Profile 2020 Fund Standard Class	7,419	11.21	83,142	73,012
LVIP Managed Risk Profile 2030 Fund Standard Class	15,335	10.85	166,403	148,445
LVIP Managed Risk Profile 2040 Fund Standard Class	7,060	10.34	72,978	60,900
LVIP MFS International Growth Fund Standard Class	51,589	13.71	707,035	709,939
LVIP MFS Value Fund Standard Class	57,257	37.93	2,171,590	1,780,567
LVIP Mondrian International Value Fund Standard Class	63,442	15.38	975,733	1,061,613
LVIP SSGA Bond Index Fund Standard Class	47,768	11.16	532,896	548,415
LVIP SSGA Conservative Index Allocation Fund Standard Class	16,488	12.12	199,789	189,613
LVIP SSGA Conservative Structured Allocation Fund Standard Class	794	11.49	9,117	9,241
LVIP SSGA Developed International 150 Fund Standard Class	35,083	7.92	277,998	308,321

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP SSGA Emerging Markets 100 Fund Standard Class	34,005	$8.23	$279,932	$318,723
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	56,751	11.23	637,148	633,219
LVIP SSGA International Index Fund Standard Class	27,600	8.15	224,943	233,201
LVIP SSGA International Managed Volatility Fund Standard Class	2,942	8.22	24,176	24,507
LVIP SSGA Large Cap 100 Fund Standard Class	38,769	13.79	534,466	503,528
LVIP SSGA Moderate Index Allocation Fund Standard Class	49,026	13.12	643,175	625,998
LVIP SSGA Moderate Structured Allocation Fund Standard Class	61,251	12.29	752,469	741,825
LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class	23,119	13.31	307,739	292,207
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class	82,160	12.57	1,032,509	1,057,407
LVIP SSGA S&P 500 Index Fund Standard Class	203,529	15.56	3,167,311	2,760,480
LVIP SSGA Small-Cap Index Fund Standard Class	15,035	28.75	432,308	368,087
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	39,962	14.16	565,977	550,153
LVIP T. Rowe Price Growth Stock Fund Standard Class	32,492	33.21	1,078,920	930,581
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	15,791	21.51	339,665	314,946
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	20	9.77	193	193
LVIP Vanguard Domestic Equity ETF Fund Standard Class	20,529	15.89	326,212	299,304
LVIP Vanguard International Equity ETF Fund Standard Class	32,352	9.21	297,865	309,190
LVIP Wellington Capital Growth Fund Standard Class	30,153	35.92	1,083,169	1,069,002
LVIP Wellington Mid-Cap Value Fund Standard Class	13,959	25.20	351,766	282,854
M Capital Appreciation Fund	189	29.28	5,536	4,956
M International Equity Fund	684	11.12	7,609	7,994
M Large Cap Growth Fund	381	19.97	7,602	7,597
M Large Cap Value Fund	659	12.89	8,494	7,701
MFS VIT Growth Series Initial Class	24,309	38.76	942,228	786,957
MFS VIT Total Return Series Initial Class	54,685	23.18	1,267,601	1,181,709
MFS VIT Utilities Series Initial Class	62,261	26.81	1,669,224	1,749,171
MFS VIT II Core Equity Portfolio Initial Class	542	21.67	11,746	12,585
Neuberger Berman AMT Large Cap Value Portfolio I Class	8,115	15.24	123,675	90,328
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	46,561	22.61	1,052,751	1,139,041
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	27,243	16.91	460,680	449,086
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	76,905	7.87	605,240	774,706
Putnam VT Global Health Care Fund Class IB	5,821	15.68	91,280	85,146
Putnam VT Growth & Income Fund Class IB	1,093	25.99	28,410	18,678
Templeton Foreign VIP Fund Class 1	18,553	13.89	257,700	262,686
Templeton Foreign VIP Fund Class 2	8,922	13.61	121,422	125,805
Templeton Global Bond VIP Fund Class 1	52,266	16.85	880,688	891,268
Templeton Growth VIP Fund Class 1	28,267	13.93	393,758	382,505
Templeton Growth VIP Fund Class 2	3,107	13.70	42,572	39,660

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2016, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class A	5,747	(6,729)	(982)
AB VPS Growth and Income Portfolio Class A	15,399	(3,890)	11,509
AB VPS International Value Portfolio Class A	5,134	(2,046)	3,088
AB VPS Large Cap Growth Portfolio Class A	1,738	(1,448)	290
AB VPS Small/Mid Cap Value Portfolio Class A	13,268	(10,717)	2,551
American Century VP Balanced Fund Class I	1,613	(67)	1,546
American Century VP Inflation Protection Fund Class I	12,012	(10,046)	1,966
American Funds Global Growth Fund Class 2	21,333	(10,459)	10,874
American Funds Global Small Capitalization Fund Class 2	24,756	(14,545)	10,211
American Funds Growth Fund Class 2	57,593	(35,397)	22,196
American Funds Growth-Income Fund Class 2	35,737	(54,787)	(19,050)
American Funds International Fund Class 2	52,101	(23,334)	28,767
BlackRock Global Allocation V.I. Fund Class I	61,912	(94,083)	(32,171)
ClearBridge Variable Mid Cap Portfolio Class I	20,251	(1,986)	18,265
Delaware VIP Diversified Income Series Standard Class	42,229	(25,918)	16,311
Delaware VIP Emerging Markets Series Standard Class	30,046	(28,152)	1,894

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Delaware VIP High Yield Series Standard Class	17,704	(11,209)	6,495
Delaware VIP Limited-Term Diversified Income Series Standard Class	12,300	(5,678)	6,622
Delaware VIP REIT Series Standard Class	20,872	(8,484)	12,388
Delaware VIP Small Cap Value Series Standard Class	27,013	(11,508)	15,505
Delaware VIP Smid Cap Growth Series Standard Class	12,259	(7,586)	4,673
Delaware VIP U.S. Growth Series Standard Class	11,054	(1,822)	9,232
Delaware VIP Value Series Standard Class	38,512	(11,217)	27,295
Deutsche Alternative Asset Allocation VIP Portfolio Class A	4,005	(1,036)	2,969
Deutsche Equity 500 Index VIP Portfolio Class A	17,829	(12,246)	5,583
Deutsche Small Cap Index VIP Portfolio Class A	9,584	(3,489)	6,095
Fidelity VIP Asset Manager Portfolio Initial Class	84	(2,256)	(2,172)
Fidelity VIP Contrafund Portfolio Service Class	53,315	(17,268)	36,047
Fidelity VIP Equity-Income Portfolio Initial Class	489	(687)	(198)
Fidelity VIP Equity-Income Portfolio Service Class	1,104	(1,677)	(573)
Fidelity VIP Growth Opportunities Portfolio Service Class	665	(314)	351
Fidelity VIP Growth Portfolio Service Class	7,337	(3,524)	3,813
Fidelity VIP High Income Portfolio Service Class	255	(405)	(150)
Fidelity VIP Investment Grade Bond Portfolio Initial Class	666	(2,351)	(1,685)
Fidelity VIP Mid Cap Portfolio Service Class	24,792	(8,814)	15,978
Fidelity VIP Overseas Portfolio Service Class	6,183	(1,946)	4,237
Franklin Income VIP Fund Class 1	25,820	(37,928)	(12,108)
Franklin Mutual Shares VIP Fund Class 1	7,916	(5,812)	2,104
Franklin Small-Mid Cap Growth VIP Fund Class 1	10,897	(1,920)	8,977
Invesco V.I. American Franchise Fund Series I	2,506	(3,868)	(1,362)
Invesco V.I. Core Equity Fund Series I	4,906	(3,893)	1,013
Invesco V.I. Core Plus Bond Fund Series I	179	(2,194)	(2,015)
Invesco V.I. International Growth Fund Series I	11,810	(1,779)	10,031
Janus Aspen Balanced Portfolio Institutional Shares	517	(553)	(36)
Janus Aspen Balanced Portfolio Service Shares	1,617	(1,830)	(213)
Janus Aspen Enterprise Portfolio Service Shares	180	(453)	(273)
Janus Aspen Global Research Portfolio Institutional Shares	1,694	(1,431)	263
Janus Aspen Global Research Portfolio Service Shares	384	(163)	221
Janus Aspen Global Technology Portfolio Service Shares	4,096	(140)	3,956
JPMorgan Insurance Trust Global Allocation Portfolio Class 1	4,959	(2,349)	2,610
LVIP Baron Growth Opportunities Fund Standard Class	13,786	(544)	13,242
LVIP Baron Growth Opportunities Fund Service Class	10,272	(8,067)	2,205
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	3,609	(1,537)	2,072
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	1,715	(3,421)	(1,706)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class	10	—	10
LVIP BlackRock Inflation Protected Bond Fund Standard Class	7,390	(6,870)	520
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class	3	—	3
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	1,441	(1,055)	386
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	615	(843)	(228)
LVIP Clarion Global Real Estate Fund Standard Class	5,843	(2,967)	2,876
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	1,959	(157)	1,802
LVIP Delaware Bond Fund Standard Class	29,800	(33,698)	(3,898)
LVIP Delaware Diversified Floating Rate Fund Standard Class	18,183	(7,232)	10,951
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	3,239	(264)	2,975
LVIP Delaware Social Awareness Fund Standard Class	9,759	(578)	9,181
LVIP Delaware Special Opportunities Fund Standard Class	4,232	(2,106)	2,126
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	5,532	(2,357)	3,175
LVIP Dimensional International Core Equity Fund Standard Class	2,952	(215)	2,737
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	2,083	(7,338)	(5,255)
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	3,191	(140)	3,051
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	5,715	(3,874)	1,841
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	13,782	(2,428)	11,354
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	5,584	(4,076)	1,508
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	16,326	(27,283)	(10,957)
LVIP Global Growth Allocation Managed Risk Fund Standard Class	48,809	(17,598)	31,211
LVIP Global Income Fund Standard Class	7,694	(24,385)	(16,691)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	38,765	(26,496)	12,269
LVIP Government Money Market Fund Standard Class	182,803	(106,778)	76,025

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class	9	—	9
LVIP JPMorgan High Yield Fund Standard Class	7,691	(10,455)	(2,764)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	1,144	(7,051)	(5,907)
LVIP Managed Risk Profile 2020 Fund Standard Class	632	(487)	145
LVIP Managed Risk Profile 2030 Fund Standard Class	333	(1,754)	(1,421)
LVIP Managed Risk Profile 2040 Fund Standard Class	237	(571)	(334)
LVIP MFS International Growth Fund Standard Class	11,529	(2,444)	9,085
LVIP MFS Value Fund Standard Class	11,117	(7,357)	3,760
LVIP Mondrian International Value Fund Standard Class	16,719	(6,583)	10,136
LVIP SSGA Bond Index Fund Standard Class	11,809	(8,503)	3,306
LVIP SSGA Conservative Index Allocation Fund Standard Class	5,318	(2,105)	3,213
LVIP SSGA Conservative Structured Allocation Fund Standard Class	174	(47)	127
LVIP SSGA Developed International 150 Fund Standard Class	4,780	(1,201)	3,579
LVIP SSGA Emerging Markets 100 Fund Standard Class	2,718	(4,109)	(1,391)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	5,670	(15,968)	(10,298)
LVIP SSGA International Index Fund Standard Class	4,359	(2,565)	1,794
LVIP SSGA International Managed Volatility Fund Standard Class	3,005	(32)	2,973
LVIP SSGA Large Cap 100 Fund Standard Class	3,163	(2,261)	902
LVIP SSGA Moderate Index Allocation Fund Standard Class	36,559	(26,457)	10,102
LVIP SSGA Moderate Structured Allocation Fund Standard Class	6,603	(9,125)	(2,522)
LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class	4,326	(1,850)	2,476
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class	5,754	(8,381)	(2,627)
LVIP SSGA S&P 500 Index Fund Standard Class	79,850	(23,401)	56,449
LVIP SSGA Small-Cap Index Fund Standard Class	10,201	(6,704)	3,497
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	5,837	(2,923)	2,914
LVIP T. Rowe Price Growth Stock Fund Standard Class	33,829	(4,356)	29,473
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	3,780	(1,829)	1,951
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	27	(8)	19
LVIP Vanguard Domestic Equity ETF Fund Standard Class	8,973	(1,292)	7,681
LVIP Vanguard International Equity ETF Fund Standard Class	3,422	(1,611)	1,811
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	3,537	(12,145)	(8,608)
LVIP Wellington Capital Growth Fund Standard Class	3,855	(2,184)	1,671
LVIP Wellington Mid-Cap Value Fund Standard Class	3,571	(2,436)	1,135
M Capital Appreciation Fund	33	(29)	4
M International Equity Fund	104	(37)	67
M Large Cap Growth Fund	50	(13)	37
M Large Cap Value Fund	76	(16)	60
MFS VIT Growth Series Initial Class	3,700	(2,874)	826
MFS VIT Total Return Series Initial Class	10,974	(14,255)	(3,281)
MFS VIT Utilities Series Initial Class	15,370	(9,667)	5,703
MFS VIT II Core Equity Portfolio Initial Class	130	(18)	112
Neuberger Berman AMT Large Cap Value Portfolio I Class	70	(727)	(657)
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	10,946	(2,911)	8,035
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	4,041	(2,749)	1,292
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	22,378	(45,172)	(22,794)
Putnam VT Global Health Care Fund Class IB	319	(627)	(308)
Putnam VT Growth & Income Fund Class IB	5	(26)	(21)
Templeton Foreign VIP Fund Class 1	1,414	(1,791)	(377)
Templeton Foreign VIP Fund Class 2	1,186	(1,135)	51
Templeton Global Bond VIP Fund Class 1	15,632	(3,107)	12,525
Templeton Growth VIP Fund Class 1	5,424	(3,181)	2,243
Templeton Growth VIP Fund Class 2	770	(715)	55

The change in units outstanding for the year ended December 31, 2015, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class A	10,161	(3,429)	6,732
AB VPS Growth and Income Portfolio Class A	4,878	(3,476)	1,402
AB VPS International Value Portfolio Class A	3,203	(3,567)	(364)
AB VPS Large Cap Growth Portfolio Class A	1,645	(1,296)	349
AB VPS Small/Mid Cap Value Portfolio Class A	32,500	(11,519)	20,981

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century VP Inflation Protection Fund Class I	12,641	(6,395)	6,246
American Funds Global Growth Fund Class 2	15,080	(6,790)	8,290
American Funds Global Small Capitalization Fund Class 2	48,239	(6,967)	41,272
American Funds Growth Fund Class 2	94,312	(36,832)	57,480
American Funds Growth-Income Fund Class 2	76,826	(27,866)	48,960
American Funds International Fund Class 2	65,788	(18,695)	47,093
BlackRock Global Allocation V.I. Fund Class I	35,299	(22,598)	12,701
ClearBridge Variable Mid Cap Portfolio Class I	13,308	(2,998)	10,310
Delaware VIP Diversified Income Series Standard Class	59,410	(14,208)	45,202
Delaware VIP Emerging Markets Series Standard Class	38,695	(11,571)	27,124
Delaware VIP High Yield Series Standard Class	14,504	(6,541)	7,963
Delaware VIP Limited-Term Diversified Income Series Standard Class	20,508	(4,366)	16,142
Delaware VIP REIT Series Standard Class	25,114	(14,892)	10,222
Delaware VIP Small Cap Value Series Standard Class	13,862	(13,747)	115
Delaware VIP Smid Cap Growth Series Standard Class	28,767	(6,326)	22,441
Delaware VIP U.S. Growth Series Standard Class	6,678	(3,670)	3,008
Delaware VIP Value Series Standard Class	23,745	(13,569)	10,176
Deutsche Alternative Asset Allocation VIP Portfolio Class A	6,448	(14,785)	(8,337)
Deutsche Equity 500 Index VIP Portfolio Class A	28,398	(9,783)	18,615
Deutsche Small Cap Index VIP Portfolio Class A	6,720	(3,781)	2,939
Fidelity VIP Asset Manager Portfolio Initial Class	79	(1,925)	(1,846)
Fidelity VIP Contrafund Portfolio Service Class	27,538	(10,967)	16,571
Fidelity VIP Equity-Income Portfolio Initial Class	599	(1,110)	(511)
Fidelity VIP Equity-Income Portfolio Service Class	1,459	(1,309)	150
Fidelity VIP Growth Opportunities Portfolio Service Class	307	(525)	(218)
Fidelity VIP Growth Portfolio Service Class	8,466	(12,461)	(3,995)
Fidelity VIP High Income Portfolio Service Class	1,888	(456)	1,432
Fidelity VIP Investment Grade Bond Portfolio Initial Class	585	(2,236)	(1,651)
Fidelity VIP Mid Cap Portfolio Service Class	14,818	(4,967)	9,851
Fidelity VIP Overseas Portfolio Service Class	4,931	(2,894)	2,037
Franklin Income VIP Fund Class 1	65,519	(34,799)	30,720
Franklin Mutual Shares VIP Fund Class 1	13,653	(2,901)	10,752
Franklin Small-Mid Cap Growth VIP Fund Class 1	8,661	(1,996)	6,665
Invesco V.I. American Franchise Fund Series I	2,009	(4,031)	(2,022)
Invesco V.I. Core Equity Fund Series I	2,949	(12,174)	(9,225)
Invesco V.I. Core Plus Bond Fund Series I	155	(2,087)	(1,932)
Invesco V.I. International Growth Fund Series I	14,731	(2,736)	11,995
Janus Aspen Balanced Portfolio Institutional Shares	501	(562)	(61)
Janus Aspen Balanced Portfolio Service Shares	1,237	(4,536)	(3,299)
Janus Aspen Enterprise Portfolio Service Shares	744	(183)	561
Janus Aspen Global Research Portfolio Institutional Shares	1,172	(5,979)	(4,807)
Janus Aspen Global Research Portfolio Service Shares	307	(169)	138
Janus Aspen Global Technology Portfolio Service Shares	54	(103)	(49)
LVIP Baron Growth Opportunities Fund Standard Class	1,886	(538)	1,348
LVIP Baron Growth Opportunities Fund Service Class	3,735	(2,286)	1,449
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	7,081	(13,229)	(6,148)
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	2,643	(21,846)	(19,203)
LVIP BlackRock Inflation Protected Bond Fund Standard Class	10,649	(5,170)	5,479
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	1,619	(1,556)	63
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	6,104	(262)	5,842
LVIP Clarion Global Real Estate Fund Standard Class	6,733	(9,611)	(2,878)
LVIP Delaware Bond Fund Standard Class	47,697	(48,894)	(1,197)
LVIP Delaware Diversified Floating Rate Fund Standard Class	31,642	(21,739)	9,903
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	2,368	(177)	2,191
LVIP Delaware Social Awareness Fund Standard Class	2,954	(1,768)	1,186
LVIP Delaware Special Opportunities Fund Standard Class	9,319	(11,101)	(1,782)
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	8,105	(2,310)	5,795
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	1,339	(1,337)	2
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	548	—	548
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	9,833	(1,650)	8,183
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	163,793	(154,017)	9,776
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	3,401	(662)	2,739

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	10,294	(5,261)	5,033
LVIP Global Growth Allocation Managed Risk Fund Standard Class	23,890	(16,126)	7,764
LVIP Global Income Fund Standard Class	10,709	(11,543)	(834)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	26,157	(23,428)	2,729
LVIP Government Money Market Fund Standard Class	81,060	(154,212)	(73,152)
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class	4	—	4
LVIP JPMorgan High Yield Fund Standard Class	9,901	(9,758)	143
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	4,523	(7,454)	(2,931)
LVIP Managed Risk Profile 2020 Fund Standard Class	694	(385)	309
LVIP Managed Risk Profile 2030 Fund Standard Class	493	(1,637)	(1,144)
LVIP Managed Risk Profile 2040 Fund Standard Class	676	(4,976)	(4,300)
LVIP MFS International Growth Fund Standard Class	19,522	(4,213)	15,309
LVIP MFS Value Fund Standard Class	18,059	(5,159)	12,900
LVIP Mondrian International Value Fund Standard Class	20,419	(3,782)	16,637
LVIP SSGA Bond Index Fund Standard Class	16,376	(3,513)	12,863
LVIP SSGA Conservative Index Allocation Fund Standard Class	1,886	(685)	1,201
LVIP SSGA Conservative Structured Allocation Fund Standard Class	137	(25)	112
LVIP SSGA Developed International 150 Fund Standard Class	12,715	(785)	11,930
LVIP SSGA Emerging Markets 100 Fund Standard Class	9,016	(1,144)	7,872
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	10,071	(22,362)	(12,291)
LVIP SSGA International Index Fund Standard Class	12,363	(1,226)	11,137
LVIP SSGA Large Cap 100 Fund Standard Class	4,544	(2,853)	1,691
LVIP SSGA Moderate Index Allocation Fund Standard Class	8,087	(2,302)	5,785
LVIP SSGA Moderate Structured Allocation Fund Standard Class	12,469	(4,474)	7,995
LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class	3,577	(1,872)	1,705
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class	14,623	(15,457)	(834)
LVIP SSGA S&P 500 Index Fund Standard Class	44,152	(25,920)	18,232
LVIP SSGA Small-Cap Index Fund Standard Class	6,306	(1,900)	4,406
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	12,008	(2,260)	9,748
LVIP T. Rowe Price Growth Stock Fund Standard Class	5,443	(3,489)	1,954
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	5,110	(1,687)	3,423
LVIP Vanguard Domestic Equity ETF Fund Standard Class	10,034	(2,685)	7,349
LVIP Vanguard International Equity ETF Fund Standard Class	13,190	(3,187)	10,003
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	9,173	(565)	8,608
LVIP Wellington Capital Growth Fund Standard Class	24,562	(2,474)	22,088
LVIP Wellington Mid-Cap Value Fund Standard Class	2,912	(3,204)	(292)
M Capital Appreciation Fund	31	(21)	10
M International Equity Fund	114	(30)	84
M Large Cap Growth Fund	49	(151)	(102)
M Large Cap Value Fund	59	(159)	(100)
MFS VIT Core Equity Series Initial Class	—	(433)	(433)
MFS VIT Growth Series Initial Class	6,498	(5,260)	1,238
MFS VIT Total Return Series Initial Class	13,576	(11,414)	2,162
MFS VIT Utilities Series Initial Class	31,557	(9,241)	22,316
MFS VIT II Core Equity Portfolio Initial Class	557	(14)	543
Neuberger Berman AMT Large Cap Value Portfolio I Class	93	(2,581)	(2,488)
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	17,230	(3,725)	13,505
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	5,962	(2,302)	3,660
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	45,618	(15,113)	30,505
Putnam VT Global Health Care Fund Class IB	1,060	(2,846)	(1,786)
Putnam VT Growth & Income Fund Class IB	5	(29)	(24)
Templeton Foreign VIP Fund Class 1	2,023	(1,469)	554
Templeton Foreign VIP Fund Class 2	1,006	(731)	275
Templeton Global Bond VIP Fund Class 1	19,849	(3,514)	16,335
Templeton Growth VIP Fund Class 1	5,250	(1,026)	4,224
Templeton Growth VIP Fund Class 2	609	(364)	245

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

Board of Directors of Lincoln Life & Annuity Company of New York
and

Contract Owners of Lincoln Life & Annuity Flexible Premium Variable Life Account M

We have audited the accompanying statements of assets and liabilities of Lincoln Life & Annuity Flexible Premium Variable Life Account M ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2016, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2016, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life & Annuity Flexible Premium Variable Life Account M at December 31, 2016, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
April 3, 2017

PART C - OTHER INFORMATION
Item 26. EXHIBITS
(a)	Resolution of the Board of Directors of Lincoln Life & Annuity Company of New York and related documents authorizing establishment of the Account.(1)
(b)	N/A
(c)	(1)	Principal Underwriting Agreement between Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc.(2)
(d)	(1)	Policy Form LN683 NY (11)
(2)	Change of Insured Rider—Policy Form LR496 NY(3)
(3)	Overloan Protection Rider—Policy Form LR540(4)
(4)	Overloan Protection Rider—Policy Form 616(13)
(5)	Waiver of Monthly Deduction Rider—Policy Form LR436 LNY, LR437 LNY(5)
(6)	Exec Enhanced Surrender Value Rider—Policy Form LR547 NY (11)
(7)	Accelerated Death Benefits Rider for Chronic Illness and Terminal Illness (Lincoln LifeEnhance® Accelerated Benefits Rider) — Policy Form LR631 (12)
(e)	(1)	Application—Policy Form LFF06321-18_7-10 (11)
(2)	Addendum to Application—Policy Form LFF06322-18_7-10 (11)
(f)	(1)	Articles of Incorporation of Lincoln Life & Annuity Company of New York.(7)
(2)	Bylaws of Lincoln Life & Annuity Company of New York.(7)
(g)	Form of Reinsurance Contracts(4)
(h)	Fund Participation Agreements, and amendments thereto, between Lincoln Life & Annuity Company of New York and:
(1)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (10)
(2)	AllianceBernstein Variable Products Series Fund, Inc. (15)
(3)	American Century Variable Portfolios, Inc. (17)
(4)	American Funds Insurance Series (18)
(5)	BlackRock Variable Series Funds, Inc. (6)
(6)	Delaware VIP Trust (15)
(7)	Deutsche Variable Series II (16)
(8)	Fidelity Variable Insurance Products (15)
(9)	Franklin Templeton Variable Insurance Products Trust (15)
(10)	JPMorgan Insurance Trust (18)
(11)	Legg Mason Partners Variable Equity Trust (15)
(12)	Lincoln Variable Insurance Products Trust (14)
(13)	MFS Variable Insurance Trust (15)
(14)	PIMCO Variable Insurance Trust (16)
(i)	(1)	Accounting and Financial Administrative Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York(8).
(2)	Amended and Restated Service Agreement by and between Lincoln Life & Annuity Company of New York and The Lincoln National Life Insurance Company, effective January 1, 2004.(9)
(j)	Not applicable.
(k)	Opinion and Consent of John L. Reizian, Esquire (Filed Herewith)
(l)	Not Applicable.

(m)	Not Applicable.
(n)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
(o)	Not applicable.
(p)	Not applicable.
(q)	Compliance Procedures (18)

(1)	Incorporated by reference to Registration Statement on Form N-8B-2 (File No. 811-08651) filed on February 11, 1998.
(2)	Incorporated by reference to Post-Effective Amendment No. 1 on Form N-4 (File No. 333-145531) filed on November 16, 2007.
(3)	Incorporated by reference to Post-Effective Amendment No. 7 on Form S-6 (File No. 333-42507) filed on April 20, 2001.
(4)	Incorporated by reference to Registration Statement on Form N-6 (File No. 333-148917) filed on January 29, 2008
(5)	Incorporated by reference to Registration Statement on Form S-6 (File No. 333-42507) filed on December 17, 1997.
(6)	Incorporated by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011.
(7)	Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 033-77496) filed on April 2, 2007.
(8)	Incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.
(9)	Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-84684) filed on April 7, 2004.
(10)	Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-155333) filed on April 2, 2013.
(11)	Incorporated by reference to Registration Statement on Form N-6 (File No. 333-203099) filed on March 30, 2015.
(12)	Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-203099) filed on August 12, 2015.
(13)	Incorporated by reference to Registration Statement on Form N-6 (File No. 333-207968) filed on November 12, 2015.
(14)	Incorporated by reference to Post-Effective Amendment No. 20 on Form N-6 (File No. 333-155333) filed on April 1, 2016.
(15)	Incorporated by reference to Post-Effective Amendment No. 19 on Form N-6 (File No. 333-155333) filed on April 1, 2015.
(16)	Incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(17)	Incorporated by reference to Post-Effective Amendment No. 22 on Form N-6 (File No. 333-155333) filed on April 3, 2017.
(18)	Incorporated by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.

Item 27. Directors and Officers of the Depositor
Name	Positions and Offices with Depositor
Dennis R. Glass**	President and Director
Ellen G. Cooper**	Executive Vice President, Chief Investment Officer and Director
Randal J. Freitag**	Executive Vice President, Chief Financial Officer and Director
George W. Henderson, III Granville Capital 300 North Greene Street Greensboro, NC 27401	Director
Mark E Konen 4901 Avenue G Austin, TX 78751	Director
M. Leanne Lachman 870 United Nations Plaza, #19-E New York, NY 10017	Director
Louis G. Marcoccia Senior Vice President Syracuse University Crouse-Hinds Hall, Suite 620 900 South Crouse Avenue Syracuse, NY 13244	Director
Patrick S. Pittard 20 Cates Ridge Atlanta, GA 30327	Director
Robert O. Sheppard*	Assistant Vice President, Secretary and General Counsel
*	Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202
**	Principal business address is 150 Radnor Chester Road, Radnor, PA 19087
***	Principal business address is 100 North Greene Street, Greensboro, NC 27401
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (Incorporated by reference to Post-Effective Amendment No. 42 on Form N-4 (File No. 333-138190) filed on February 22, 2017).
Item 29. Indemnification
(a)	Brief description of indemnification provisions:
In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln New York.
Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.
(b)	Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a)	Lincoln Financial Distributors, Inc. currently serves as Principal Underwriter for; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Account N for Variable Annuities; LLANY Separate Account R for Flexible Premium Variable Life Insurance; LLANY Separate Account S for Flexible Premium Variable Life Insurance; and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.
(b)	Officers and Directors of Lincoln Financial Distributors, Inc.:

Name	Positions and Offices with Underwriter
Wilford H. Fuller*	President, Chief Executive Officer and Director
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Patrick J. Caulfield**	Vice President, Chief Compliance Officer and Senior Counsel
Andrew J. Bucklee*	Senior Vice President and Director
Thomas O’Neill*	Senior Vice President and Chief Operating Officer
Carl R. Pawsat***	Interim Financial and Operation Principal
Nancy A. Smith*	Secretary
John C. Kennedy*	Senior Vice President and Director
Christopher P. Potochar*	Senior Vice President and Director
*	Principal business address is 150 N. Radnor Chester Road, Radnor, PA 19087
**	Principal business address is 350 Church Street, Hartford, CT 06103
***	Principal business address is 100 North Greene Street, Greensboro, NC 27401
(c)	N/A
Item 31. Location of Accounts and Records
Books of Account and corporate records are maintained by Lincoln Life & Annuity Company of New York, 100 Madison Street, Suite 1860, Syracuse, New York 13202. All other accounts, books, and documents, except accounting records, required to be maintained by the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.
Item 32. Management Services
Not Applicable.
Item 33. Fee Representation
Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life & Annuity Flexible Premium Variable Life Account M, has duly caused this Post-Effective Amendment No. 5 to the Initial Registration Statement on Form N-6 (File No.:333-203099; 811-08559; CIK: 0001051629) to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut, on the 6th day of April, 2017.

Lincoln Life & Annuity Flexible Premium
Variable Life Account M
(Registrant)

By:	/s/ Joshua R. Durand
Joshua R. Durand
Assistant Vice President
Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Company of New York
(Depositor)

By:	/s/ Joshua R. Durand
Joshua R. Durand
Assistant Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No.: 5 to the Initial Registration Statement (File No.:333-203099; 811-08559; CIK: 0001051629) has been signed below on April 6, 2017, by the following persons, as officers and directors of the Depositor, in the capacities indicated:

	Signature	Title

	/s/ Dennis R. Glass *	President
Dennis R. Glass

	/s/ Ellen G. Cooper *	Executive Vice President, Chief Investment
	Ellen G. Cooper	Officer and Director

	/s/ Randal J. Freitag *	Executive Vice President, Chief Financial
	Randal J. Freitag	Officer and Director

	/s/ George W. Henderson, III *	Director
George W. Henderson, III

	/s/ Mark Konen	Director
Mark E. Konen

	/s/ M. Leanne Lachman *	Director
M. Leanne Lachman

	/s/ Louis G. Marcoccia *	Director
Louis G. Marcoccia

	/s/ Patrick S. Pittard *	Director
Patrick S. Pittard

*By:	/s/ John L. Reizian
John L. Reizian
Attorney-in-Fact, pursuant to a Power-of-Attorney filed with this Registration Statement

POWER OF ATTORNEY

We, the undersigned directors and/or officers of Lincoln Life & Annuity Company of New York, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any amendment to said Registration Statements as follows:

Variable Life Insurance Separate Accounts:

Lincoln Life & Annuity Flexible Premium Variable Life Account M: File No. 333-141782, 333-141788, 333-141789, 333-141785, 333-141790, 333-141779, 333-141767, 333-141771, 333-141775, 333-148917; 333-155333; 333-170383; 333-203099; 811-08559

LLANY Separate Account R for Flexible Premium Variable Life: File No. 333-141780, 333-141784, 333-141786, 333-141768, 333-141772, 333-141776; 333-149053; 811-08651

LLANY Separate Account S for Flexible Premium Variable Life: File No. 333-141777, 333-141773, 333-141769; 811-09257

Lincoln Life & Annuity Flexible Premium Variable Life Account Y: File No. 333-141781, 333-141783, 333-141787, 333-141770, 333-141774, 333-141778; 333-159954, 811-21029

Lincoln Life & Annuity Flexible Variable Life Account JA-B: 033-77496; 811-08470

Variable Annuities Separate Accounts:

Lincoln Life & Annuity Variable Annuity Account H: 333-141756, 333-141758, 333-141761, 333-141754, 333-141763, 333-141766, 333-171097; 333-176216; 333-181617; 333-214112; 811-08441

Lincoln Life & Annuity Variable Annuity Account L: 333-141755; 811-07785

Lincoln New York Account N for Variable Annuities: 333-141752, 333-141757, 333-141759, 333-141760, 333-141762, 333-145531, 333-149449; 333-171096; 333-175691; 333-176213; 333-181616; 333-186895; 333-193276; 333-193277; 333-193278; 333-214111; 333-214113; 333-214256; 811-09763

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed.  This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument.  Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

Signature	Title

/s/ Dennis R. Glass	President and Director
Dennis R. Glass

/s/Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
Ellen Cooper

/s/ Randal J. Freitag	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ George W. Henderson, III	Director
George W. Henderson, III

/s/ Mark E. Konen	Director
Mark E. Konen

/s/ M. Leanne Lachman	Director
M. Leanne Lachman

/s/ Louis G. Marcoccia	Director
Louis G. Marcoccia

Director
Patrick S. Pittard

We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, have read the foregoing Power of Attorney.  We are the person(s) identified therein as agent(s) for the principal named therein.  We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
Delson R. Campbell

/s/ Scott C. Durocher
Scott C. Durocher

/s/ Kimberly A. Genovese
Kimberly A. Genovese

/s/ Daniel P. Herr
Daniel P. Herr

/s/ Donald E. Keller
Donald E. Keller

/s/ Brian A. Kroll
Brian A. Kroll

/s/ John L. Reizian
John L. Reizian

/s/ Lawrence A. Samplatsky
Lawrence A. Samplatsky

/s/ Stephen R. Turer
Stephen R. Turer

/s/ John D. Weber
John D. Weber

Version:  November  2016